UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

☒	Filed by the registrant

☐	Filed by a party other than the registrant

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

HELIOS AND MATHESON ANALYTICS INC.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of Securities to which transaction applies: Common stock, par value $0.01 per share, of Helios and Matheson Analytics Inc.
2)	Aggregate number of securities to which transaction applies: 1,740,000 shares of common stock.
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction : $14,320,200 based on the average of the high and low prices of the common stock as reported by the Nasdaq Stock Market as of September 20, 2016
5)	Total fee paid: $1,442.04

☐	Fee paid previously with preliminary materials

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.

3) Filing Party:

4) Date Filed:

Helios and Matheson Analytics Inc.

350 5th Avenue, Suite 7520

New York, New York 10018

INFORMATION STATEMENT PURSUANT TO SECTION 14 OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

NOTICE IS HEREBY GIVEN THAT at a meeting held on June 24, 2016 and by written consent in lieu of a meeting executed on August 30, 2016, the Board of Directors of Helios and Matheson Analytics Inc., a Delaware corporation (sometimes referred to in this Information Statement as the “Company,” “we,” and “our”), and by written consents in lieu of meetings executed on September 2, 2016 and September 21, 2016, Helios & Matheson Information Technology Ltd. and its wholly owned subsidiary Helios & Matheson Inc., which collectively own shares of common stock of the Company, par value $0.01 per share (“Common Stock”), constituting approximately 75% of the voting power of the Company, adopted and approved (i) that certain Agreement and Plan of Merger dated July 7, 2016, as amended by that certain Waiver and First Amendment to Agreement and Plan of Merger dated August 25, 2016 and that certain Acknowledgment of Satisfaction of Condition and Second Amendment to Agreement and Plan of Merger dated September 21, 2016 (collectively, the “Merger Agreement”), by and among the Company, Zone Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Sub”), and Zone Technologies, Inc., a Nevada corporation (“Zone”) and approved the merger transaction contemplated by the Merger Agreement (the “Merger”) and the related issuance of merger consideration to the stockholders of Zone consisting of 1,740,000 shares of Common Stock; (ii) an amendment to the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) such that the number of shares available for issuance pursuant to awards thereunder, in total, shall equal 1,125,000 immediately upon the effective time of the Merger (the “Plan Amendment” ); (iii) a forward split of the issued and outstanding and authorized Common Stock at a ratio mutually agreed upon by the Company and Zone (the “Forward Split” and together with the Plan Amendment, collectively, the “Related Transactions”); provided, however, that no forward split shall be effected if a forward split would cause the market price of the Common Stock to be less than the minimum price required for listing on the Nasdaq Capital Market; (iv) the private offering (the “Note Financing”) of senior secured convertible promissory notes in the aggregate principal amount of $4,381,075 on the terms described in this Information Statement; (v) an amendment to the Company’s Certificate of Incorporation (the “Certificate Amendment”) increasing the number of shares of authorized Common Stock from 30 million to 100 million; and (vi) a one-time reverse split (the “Reverse Split”) of the Common Stock at a ratio and at a time to be determined by the Board of Directors. Collectively, the Merger, the Note Financing, the Certificate Amendment, the Reverse Split and the Related Transactions are sometimes referred to as the “Action Items” in this Information Statement.

Pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Action Items will not be effective until 20 days after the date that a copy of this Information Statement is mailed to each of our stockholders, unless a later date is required or permitted by the Merger Agreement. Stockholder approval of the Note Financing is not required by the Delaware General Corporation Law but was obtained for the purpose of complying with Nasdaq Listing Rule 5635.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders who did not execute the written consent of the Action Items, in accordance with the requirements of the Securities and Exchange Commission’s rules and regulations and the Delaware General Corporation Law. This Information Statement is being mailed on or about [   ], 2016 to all of our stockholders of record as of the close of business on September [   ], 2016.

By Order of the Board of Directors.

/s/ Parthasarathy Krishnan

Name:	Parthasarathy Krishnan
Title:	Chief Executive Officer

TABLE OF CONTENTS

General	1
Questions and Answers About This Information Statement and the Merger	3
Forward Looking Statements	3
Summary Term Sheet	4
Risks Relating to the Merger	7
The Merger Agreement and Merger	8
Reasons for Entering into the Merger Agreement and Background to the Merger	12
The Plan Amendment	14
The Forward Split	16
The Note Financing	18
The Certificate Amendment	22
The Reverse Split	24
Management Following the Merger	28
Opinion Regarding the Fairness of the Transaction	30
Comparative Historical Per Share Data	35
Unaudited Pro Forma Condensed Combined Financial Statements	37
About Zone Technologies Inc.	38
Management’s Discussion and Analysis of Financial Condition and Results of Operations	40
Description of the Company’s Capital Stock	43
Action by Our Board of Directors and Consenting Stockholders	43
Vote Approving the Merger Agreement and the Related Transactions	43
Executive Compensation	44
Securities Ownership of Certain Beneficial Owners and Management	45
Where You Can Obtain Additional Information	45
No Dissenters’ Rights	45
Delivery of Documents to Security Holders Sharing an Address	46

Annex A: Merger Agreement by and among Helios and Matheson Analytics Inc., Zone Acquisition, Inc. Zone Technologies, Inc.
Annex B: Unaudited Interim Financial Statements of Zone Technologies, Inc. for the six months ended June 30, 2016
Annex C: Audited Financial Statements of Zone Technologies, Inc. for the period from January 9, 2015 (commencement of operations) through December 31, 2015
Annex D: Pro-Forma Combined Financial Statements of Helios and Matheson Analytics Inc.
Annex E: Opinion of Simon Financial, Inc.
Annex F: Form of Certificate of Amendment to Company’s Certificate of Incorporation

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PURSUANT THERETO

September _____, 2016

Helios and Matheson Analytics Inc.

350 5th Avenue, Suite 7520

New York, New York 10018

GENERAL

This Information Statement is distributed to inform our stockholders of actions taken without a meeting by the written consent of Helios & Matheson Information Technology Ltd. and its wholly-owned Subsidiary Helios & Matheson Inc., collectively referred to in this Information Statement as the Majority Stockholder.

NONE OF THE ACTION ITEMS HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ACTION ITEMS, NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and is being furnished by our Board of Directors (the “Board”) to the holders of record at the close of business on September [   ], 2016 (the “record date”) of our outstanding capital stock, pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228(e) of the Delaware General Corporation Law, referred to in this Information Statement as the “DGCL”.

The cost of preparing, printing and mailing this Information Statement will be paid by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

This Information Statement informs stockholders that on June 24, 2016 and August 30, 2016 our Board, and on September 2, 2016 and September 21, 2016 the Majority Stockholder, adopted and approved (i) the Merger Agreement, including the issuance of our Common Stock in connection therewith, (ii) the Plan Amendment, (iii) the Forward Split, (iv) the Note Financing, (v) the Reverse Split, and (vi) the Certificate Amendment. Section 252(c) of the DGCL requires the Merger Agreement to be adopted by a majority of the outstanding stock of the Company entitled to vote thereon, while Section 228(a) of the DGCL requires the remaining Action Items to be approved by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Majority Stockholder holds 1,743,040 shares of our issued and outstanding Common Stock, equal to approximately 75% of the voting power of our outstanding capital stock as of the record date.

Accordingly, all necessary corporate approvals to effectuate the Action Items have been obtained.  We are not seeking approval from our remaining stockholders.  This Information Statement is furnished solely for the purpose of informing our stockholders, in the manner required by the Exchange Act and the DGCL, of the approval of the Action Items.  Pursuant to Section 14(c) of the Exchange Act and Rule 14c-2 promulgated pursuant thereto, the Action Items, to the extent stockholder approval is required by the DGCL or the rules of the Nasdaq Stock Market, will not be effective until 20 days after the date this Information Statement is mailed to each of our stockholders, unless a later date is required or permitted by the Merger Agreement.  The Action Items are expected to become effective on or after _____________, 2016 or such later date as all conditions and requirements to effectuate each of the Action Items are satisfied.

Our stockholders as of the record date are being furnished copies of this Information Statement.  This Information Statement is first being mailed or furnished to our stockholders on or about ____________, 2016.

2

QUESTIONS AND ANSWERS ABOUT

THIS INFORMATION STATEMENT AND THE MERGER

Q. Why did I receive this Information Statement?

A. The Exchange Act and the DGCL require us to provide you with information regarding the Action Items, even though your vote is neither required nor requested to approve the Action Items.

Q. Why am I not being asked to vote on the Action Items?

A. The Board unanimously adopted, approved and recommended the approval of the Action Items and determined that the Action Items are advisable and in our best interests and in the best interests of our stockholders. The Action Items have also been approved by the written consent of the Majority Stockholder. Such approval is sufficient under the DGCL, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q. What do I need to do now?

A. Nothing. This Information Statement is provided to you solely for your information and does not require or request you to do anything.

FORWARD-LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements. Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this Information Statement reflect the current views of the Company and Zone Technologies, Inc. with respect to future events and financial performance and are subject to a variety of factors that could cause actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted. Examples of these risks include, without limitation:

●	the risk factors disclosed in this Information Statement under “Risks”; and

●	the risk that, even though we have incurred the costs and expenses related to the Merger, the Merger may not be completed.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements speak only as of the date of this Information Statement (or such earlier date as may be specified herein), are based on current assumptions and expectations, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. For more information, see the section titled “Where You Can Obtain More Information” beginning on page 50. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to or about us, Zone, the combined company, the Merger and the other Action Items, or any other matters, are expressly qualified in their entirety by the foregoing cautionary statements.

3

SUMMARY TERM SHEET

The following summary highlights selected information about the Merger Agreement, the Related Transactions, the Note Financing and the Certificate Amendment and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire Information Statement, its annexes and the documents referred to in this Information Statement, in particular the Merger Agreement, which is attached to this Information Statement as Annex A.

Unless we otherwise indicate or unless the context requires otherwise, all references in this Information Statement to “the Company,” “Helios” “we,” “our” and “us” refer to Helios and Matheson Analytics Inc., a Delaware corporation, together with its wholly-owned subsidiaries.

Parties to the Merger

The parties to the Merger are:

Helios and Matheson Analytics Inc.

Empire State Building

350 5th Avenue

New York, New York 10018

Telephone: (212) 979-8228

We are engaged in the business of providing high quality IT services and solutions to Fortune 1000 companies and other large organizations.

Zone Technologies, Inc.

801Brickell Avenue, Suite 900

Miami, Florida 33131

Telephone:

Zone Technologies, Inc., also referred to as “Zone”, is the developer of the proprietary “RedZone Maps”, a GPS-driven, real-time crime and navigation map application the goal of which is to enhance personal safety worldwide by providing users with real time crime data and a platform for alerting other users to criminal and other safety related occurrences in a navigation map format.

Zone Acquisition, Inc.

Empire State Building

350 5th Avenue

New York, New York 10018

Telephone: (212) 979-8228

Zone Acquisition, Inc., also referred to as the “Sub”, is our wholly-owned subsidiary which will merge with and into Zone at the Effective Time of the Merger, with Zone surviving the Merger as a wholly-owned subsidiary of Helios.

The Merger Agreement and the Merger (Page 8)

The Agreement and Plan of Merger was approved by our Board at a meeting held on June 24, 2016. On August 25, 2016 the Company entered into the Waiver and First Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”) and on September 21, 2016 the Company entered into the Acknowledgment of Satisfaction of Condition and Second Amendment to Agreement and Plan of Merger (the “Second Merger Agreement Amendment”). The Majority Stockholder adopted the Agreement and Plan of Merger, the Merger Agreement Amendment and the Second Merger Agreement Amendment by written consent in lieu of a meeting on September 21, 2016. In this Information Statement, we refer to the Agreement and Plan of Merger, the Merger Agreement Amendment and the Second Merger Agreement Amendment as the “Merger Agreement”. Pursuant to the Merger Agreement, each of the outstanding 10,000,000 shares of common stock of Zone will be converted at the effective time of the Merger into the right to receive a 0.174 share of our Common Stock for each outstanding share of common stock of Zone, for an aggregate of 1,740,000 shares of our Common Stock (the “Merger Consideration”).

4

Reasons for Entering into the Merger Agreement (Page 12)

The Board believes the Merger is necessary and advisable in order to expand the Company’s technology portfolio, facilitate the Company’s ability to obtain financing and maintain flexibility in today’s competitive and rapidly changing information technology sector. The Board believes that the Merger will enable Zone to become a fully integrated big data and artificial intelligence company for real-time crime data aggregation. Moreover, the Board believes that the Merger and the Financing will facilitate the global expansion of Zone’s RedZone Maps mobile application by leveraging the Company’s artificial intelligence capabilities and deep learning and analytics expertise to further expand Zone’s crime mapping capabilities and will enable the use of Zone’s technology to monitor social chatter on all social media platforms internationally and instantaneously retrieve real-time crime data from around the world.

Opinion Regarding the Fairness of the Transaction (Page 30)

On August 17, 2016, in connection with the Merger, Simon Financial, Inc., referred to as Simon, rendered its oral opinion to the Board, confirmed in writing by delivery of Simon’s written opinion dated August 23, 2016, to the effect that, as of that date and based upon and subject to the qualifications, limitations and assumptions stated therein, the Merger Consideration payable pursuant to the Merger Agreement was fair, from a financial point of view, to the Company’s stockholders.

The full text of Simon’s written opinion, which describes the assumptions made, procedures followed, matters considered, exceptions to the opinion and limitations on the scope of the review undertaken by Simon in connection with its opinion, is included as Annex E to this Information Statement and is incorporated herein by reference. The summary of Simon’s written opinion set forth in this Information Statement under the caption titled “Opinion Regarding the Fairness of the Transaction” beginning on page 30 is qualified in its entirety by reference to the full text of Simon’s opinion. Simon presented its opinion to the Board in connection with its evaluation of the Merger Consideration from a financial point of view. Simon’s opinion does not address any other aspects or implications of the Merger and does not constitute a recommendation of the Merger or any other matter.

The Plan Amendment (Page 14)

As a condition to completing the Merger, we must amend the Company’s 2014 Equity Incentive Plan such that the number of shares available for issuance pursuant to awards thereunder, in total, shall equal 1,125,000 immediately upon the effective time of the Merger.

The Forward Split (Page 16)

As a condition to completing the Merger, we must effect a forward split of the issued and outstanding and authorized Common Stock at a ratio of 2:1 or such other ratio mutually agreed upon by the Company and Zone; provided, however, that no forward split shall be effected if a forward split would cause the market price of the Common Stock to be less than the minimum price required for listing on the Nasdaq Capital Market.

The Note Financing (Page 18)

On September 7, 2016 (the “Closing Date”), pursuant to a Securities Purchase Agreement entered into by the Company and two accredited investors (collectively, the “Buyers”), one being an institutional investor (the “Investor”) and the other being the Company’s placement agent, Palladium Capital Advisors, LLC (the “Placement Agent”), the Company completed a private offering (the “Note Financing”) of $4,381,075 in principal amount of Senior Secured Convertible Notes (the “Notes”). The Investor paid the purchase price for the Notes it purchased by paying $1 million to the Company in cash and issuing to the Company a promissory note in the principal amount of $3 million. The Placement Agent accepted a Note in the principal amount of $80,000 as payment for the cash portion of its commission in that amount owed by the Company. The Note Financing was made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

The Certificate Amendment (Page 22)

Pursuant to the terms of the Securities Purchase Agreement executed in conjunction with the Note Financing, the Company agreed to take the action necessary to increase the Company’s authorized shares of Common Stock from 30 million to 100 million.

5

The Reverse Split (Page 24)

Although the Company has no immediate plans to consolidate the shares of its Common Stock currently outstanding, the Majority Stockholder has approved a one-time reverse split of the Common Stock if the Board determines, in its sole and absolute discretion, that the Reverse Split is in the best interests of the Company and its stockholders.

Effect of the Merger on Our Current Stockholders (Page 8)

Assuming that the Buyers do not convert the Notes into Common Stock prior to the Merger, then immediately following the Merger, Zone’s stockholder(s) will own approximately 43% of the issued and outstanding shares of Common Stock and the Company’s pre-Merger stockholders will own approximately 57% of the issued and outstanding Common Stock.

Management Following the Merger (Page 28)

Following the Merger, our Board will be comprised of five persons, two of which we will appoint and two of which will be appointed by Zone. The Merger Agreement provides that the fifth director will be designated by a majority in interest of the investors in the Capital Raising Transaction, as defined in the Merger Agreement. Theodore Farnsworth, Zone’s Chief Executive Officer, will be one of the directors appointed by Zone and will be named Chairman of the Board. Carl Schramm will be the second director appointed by Zone. The Company will appoint Prathap Singh and G. K. Muralikrishna as directors.

Parthasarathy (Pat) Krishnan, our Chief Executive Officer and Interim Chief Financial Officer, is expected to retain those positions following the Merger. Upon completion of the Merger, Mr. Farnsworth will remain Chief Executive Officer of Zone, as our subsidiary, and Mr. Krishnan is expected to be appointed as the Chief Technology Officer of Zone.

Biographical information relating to the post-Merger directors and officers is included at page 28 below.

Conditions to Closing the Merger (Page 9)

Several conditions must be met by the Company and Zone (or waived) before the Merger can be consummated. These conditions include approval of the Merger Agreement and the Related Transactions by our stockholders and Zone’s stockholders; we must have consummated the Capital Raising Transaction (as defined in the Merger Agreement) and effected the Plan Amendment and the Forward Split; we must have received approval of the Nasdaq Capital Market to list the Common Stock to be issued in the Merger and the Capital Raising Transaction (as defined in the Merger Agreement); the Nasdaq Hearings Panel must have rendered a final decision that will continue our listing on Nasdaq; we and Zone must be satisfied with the results of our due diligence investigations no later than September 16, 2016; the listing of our Common Stock on Nasdaq will not have been suspended; and we must have received, no later than August 23, 2016, an opinion of a financial advisor that the exchange ratio in the Merger and certain other transactions will be fair to us and to our stockholders.

6

As set forth in this Information Statement, the Merger Agreement and the Related Transactions have been approved by the Majority Stockholder.

On August 23, 2016 we received an opinion from Simon Financial, Inc. that based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Merger Consideration payable pursuant to the Merger Agreement was fair, from a financial point of view, to the Company’s stockholders and on September ____, 2016, Zone acknowledged and agreed that the Note Financing satisfied the Capital Raising Transaction condition.

Termination of the Merger Agreement (Page 9)

The Merger Agreement contains certain termination rights for each of us and Zone, including the right of each party to terminate the Merger Agreement if the Merger has not been consummated by November 15, 2016. Neither we nor Zone is permitted to solicit, initiate or knowingly encourage submission or announcement of any inquiries or offers that constitute or would reasonably be expected to lead to any “Acquisition Proposal” (as defined in the Merger Agreement). However, prior to the receipt of, in the case of Zone, approval of Zone’s stockholders, or, in our case, the approval of our stockholders, Zone’s board of directors or our Board, as applicable, may participate in negotiations or discussions with any third party that has made a bona fide, unsolicited Acquisition Proposal that the applicable board determines in good faith, after consultation with its outside legal counsel and financial advisors, constitutes or could reasonably be expected to result in a Superior Proposal (as defined in the Merger Agreement). Each party has the right to terminate the Merger Agreement if the other party enters into an acquisition agreement with respect to a Superior Proposal under certain circumstances further described in the Merger Agreement.

Termination Fees and the Payment of Expenses

In the event that Zone terminates the Merger Agreement on the basis of a Superior Proposal entered into by Zone, Zone must pay a $750,000 termination fee, and if we terminate the Merger Agreement on the basis of a Superior Proposal entered into by us, we must pay to Zone a $750,000 termination fee.

If Zone were to terminate the Merger Agreement due to the breach or failure, by us or by Sub, of our respective representations, warranties, covenants or agreements included in the Merger Agreement, if we are unable to cure the breach or failure and a failure of a condition results, we will be required to pay to Zone an amount in cash (which in no event will exceed $500,000) equal to Zone’s actual Expenses (as defined in the Merger Agreement) incurred in connection with the Merger Agreement and the transactions contemplated thereby.

Tax Effect of the Merger on our Stockholders (Page 12)

The Merger has been structured to be treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. However, neither we nor Zone has received an opinion from a tax expert or a ruling from any taxing authority regarding the possible income tax consequences of the Merger to our stockholders.

Accounting Treatment of the Merger (Page 12)

The Merger will be accounted for as a purchase transaction for financial accounting purposes.

RISKS RELATING TO THE MERGER

There is no guarantee that the Merger will be completed. Failure to complete the Merger could negatively impact our stock price and our future business and financial results.

The Merger is subject to several material conditions. We cannot guarantee that these conditions will be satisfied or waived and that the Merger will be completed.

If the Merger is not completed, our business, prospects, financial condition and stock price may be adversely affected. Additionally, if the Merger is not completed and the Merger Agreement is terminated in certain circumstances described in the Merger Agreement where we accept an unsolicited superior offer, we may be required to pay to Zone a termination fee of $750,000. In addition, we have already incurred significant transaction expenses in connection with the Merger, which may have an adverse effect on our financial position if the Merger Agreement is terminated and we are unable to recoup such expenses from Zone. Risks arising in connection with the failure of the Merger, including the diversion of management’s attention from conducting our business and pursuing other opportunities during the pendency of the Merger, may have an adverse effect on our business, operations, financial results and stock price. In addition, we could be subject to litigation related to any failure to consummate the Merger or any related action that could be brought to enforce a party’s obligation under the Merger Agreement.

The Merger involves risks associated with acquisitions and integrating the acquired business and the intended benefits of the Merger may not be realized.

The Merger involves risks associated with acquisitions and integrating the acquired business into our existing operations, including, but not limited to, the failure of Zone to perform as well as we anticipate and unexpected costs, delays, and challenges may arise in integrating Zone’s business into our existing operations.

Even if we successfully integrate Zone’s business into our operations, it may not be possible to realize the full benefits we anticipate or we may not realize these benefits within the expected timeframe. If we fail to realize the benefits we anticipate from the Merger, then our business, results of operations, and financial condition may be materially and adversely affected.

7

We have incurred significant transaction costs in connection with the Merger.

We have incurred significant costs in connection with the Merger including legal, accounting, financial consulting, and related fees. We may incur additional costs to retain key employees. We may also incur fees and costs related to formulating integration plans. We may be unable to realize efficiencies with the Merger that would allow us, over time, to offset the costs incurred in connection with the Merger.

The market price of our Common Stock may decline as a result of the Merger.

The market price of our Common Stock may decline as a result of the Merger if, among other things, we are unable to achieve growth in earnings or if the aggregate transaction costs related to the Merger are greater than expected. The market price also may decline if we do not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by the investment community or if the effect of the Merger on our financial results is not consistent with the expectations of the investment community.

1. THE MERGER AGREEMENT AND THE MERGER

The Merger Agreement

On July 7, 2016 (the “Signing Date”), we, Sub and Zone entered into the Merger Agreement, pursuant to which Sub will merge with and into Zone, with Zone surviving as our wholly owned subsidiary (the “Merger”), subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), all the issued and outstanding shares of Zone’s common stock (excluding any Dissenting Shares as defined in the Merger Agreement) will be converted into the right to receive shares of our Common Stock, in the ratio of a 0.174 share of our Common Stock for each share of Zone common stock (subject to proportionate adjustment for forward or Reverse Splits and adjustments to ensure that our post-Effective Time capital structure is consistent with the Post-Merger Capitalization as defined in the Merger Agreement) (the “Exchange Ratio”), for an aggregate of 1,740,000 shares of our Common Stock (the “Merger Consideration”).

Provided that the Buyers do not convert the Notes into shares of Common Stock prior to the Merger, we currently anticipate that, immediately after giving effect to the Merger, the Merger Consideration will represent approximately 43% of the issued and outstanding shares of our Common Stock and our pre-Merger stockholders would hold shares of our Common Stock representing approximately 57% of our issued and outstanding Common Stock.

If, prior to the Merger, the Buyers were to convert the entire principal amount of the Notes into shares of our Common Stock at the conversion price of $8.075 per share, the Company would issue to the Buyers 542,548 shares of our Common Stock (excluding the conversion of any interest accrued on the Notes prior to the Merger) which would represent approximately 12% of our issued and outstanding Common Stock, without giving effect to the Buyers’ beneficial ownership limitations under the Notes. In that event, immediately after giving effect to the Merger, the Merger Consideration would represent approximately 38% of our issued and outstanding Common Stock and our pre-Merger stockholders would hold shares of Common Stock representing approximately 50% of our issued and outstanding Common Stock.

If, prior to the Merger, the Buyers were to convert the entire principal amount of the Notes into shares of our Common Stock at the Buyers’ alternate right of conversion floor price under the Notes of $4.00 per share, the Company would issue to the Buyers 1,095,269 shares of our Common Stock (excluding the conversion of any interest accrued on the Notes prior to the Merger), which would represent approximately 21% of our issued and outstanding Common Stock, without giving effect to the Buyers’ beneficial ownership limitations under the Notes. In that event, immediately after giving effect to the Merger, the Merger Consideration would represent approximately 34% of our issued and outstanding Common Stock and our pre-merger stockholders would hold shares of Common Stock representing approximately 45% of our issued and outstanding Common Stock.

We, together with Zone and Sub, each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct the respective businesses of our company and Zone in the ordinary course, subject to certain exceptions, during the interim period between the Signing Date and the Effective Time.

8

Conditions to Closing the Merger

The obligation of the parties to consummate the Merger is subject to a number of closing conditions, including, among other customary conditions:

●	Zone’s stockholder(s) shall have approved the Merger Agreement and Related Transactions;

●

our stockholders shall have approved the Merger Agreement and the Related Transactions and any other transactions contemplated by the Merger Agreement to the extent stockholder approval is required by applicable law or Nasdaq Stock Market rules;

●	we shall have consummated the Capital Raising Transaction (as defined in the Merger Agreement);

●

the conditional approval of Nasdaq to list the Common Stock to be issued in the Merger and the Financing on Nasdaq, including a decision of the Nasdaq Hearings Panel to continue our company’s listing on Nasdaq, with the final approval subject only to the satisfaction, by our company and Zone, of certain customary filing requirements of Nasdaq;

●	we and Zone shall each have been satisfied with the results of the respective due diligence investigation of the other no later than September 16, 2016;

●	our Common Stock will be listed on Nasdaq and will have not been suspended or threatened to be suspended as of the Effective Date by the SEC or Nasdaq from trading on Nasdaq; and

●	No later than August 23, 2016, we will have received the opinion of a financial advisor that the exchange ratio in the Merger were fair to our company and our stockholders.

As set forth in this Information Statement, the Merger Agreement and the Related Transactions have been approved by the Majority Stockholder.

On August 23, 2016 we received an opinion from Simon Financial, Inc. that based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the Merger Consideration payable pursuant to the Merger Agreement was fair, from a financial point of view, to the Company’s stockholders and on September ____, 2016, Zone acknowledged and agreed that the Note Financing satisfied the Capital Raising Transaction condition.

Termination Rights

Prior to the Effective Time, as defined in the Merger Agreement, we or Zone may terminate the Merger Agreement for a number of reasons, including the following:

(a)	by mutual written consent of the Company and Zone;

(b)	by either the Company or Zone if:

●	the Merger is not completed on or before November 15, 2016, subject to an automatic extension period of 60 days in the event of the failure of certain conditions;

●

any governmental entity having jurisdiction over the Transactions issues an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or making illegal the transactions contemplated by the Merger Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

●	the failure of the Zone stockholders to approve the Merger Agreement and Related Transactions;

●	the failure of our stockholders to approve the Merger Agreement and the Related Transactions;

●	either we or Zone notifies the other that it is not satisfied with its due diligence investigation of the other; or

9

●	The Nasdaq Hearings Panel shall have issued a decision to delist our Common Stock from Nasdaq.

(c)	We may terminate the Merger Agreement if:

●	Zone breaches or fails to perform in any respect any of its representations, warranties, covenants or agreements contained in the Merger Agreement, subject to certain cure periods;

●

Zone’s board of directors makes a Change of Recommendation, as defined in the Merger Agreement, Zone enters into a written agreement with respect to an Acquisition Agreement, as defined in the Merger Agreement, or Zone or its board of directors publicly announces its intention to do any of the foregoing;

●	there is a Change of Recommendation by our Board;

●	we enter into an Acquisition Agreement with respect to a Superior Proposal, as defined in the Merger Agreement; or

●

if (x) Zone satisfies or waives all of the conditions to which the Merger is subject (other than those conditions that by their nature are to be satisfied at the closing) and (y) Zone fails to complete the closing within three business days.

(d)	Zone may terminate the Merger Agreement if:

●	we or Sub breach or fail to perform in any respect any of our respective representations, warranties, covenants or agreements contained in the Merger Agreement, subject to certain cure periods;

●	our Board makes a Change of Recommendation, we enter into a written agreement with respect to an Acquisition Agreement or we or our Board publicly announces the intention to do any of the foregoing;

●	there is a Change of Recommendation by Zone’s board of directors;

●	Zone enters into an Acquisition Agreement with respect to a Superior Proposal; or

●

if (x) we satisfy or waive all of the conditions to which the Merger is subject (other than those conditions that by their nature are to be satisfied at the closing) and (y) we fail to complete the closing within three business days.

Termination Fees and Expenses

In the event that Zone terminates the Merger Agreement on the basis of a Superior Proposal entered into by Zone, Zone must pay to us a $750,000 termination fee, and if we terminate the Merger Agreement on the basis of a Superior Proposal entered into by us, we must pay to Zone a $750,000 termination fee.

If Zone were to terminate the Merger Agreement due to the breach or failure, by us or by Sub, of our respective representations, warranties, covenants or agreements included in the Merger Agreement, which breach or failure to perform is not cured within 30 days of our receipt of a written notice from Zone of such breach or failure to perform, and the breach or failure to perform would result in a failure of certain conditions which we or Sub must satisfy in conjunction with the consummation of the Merger, we will be required to pay to Zone an amount in cash (which in no event will exceed $500,000), by wire transfer of immediately available funds, equal to Zone’s actual Expenses (as defined in the Merger Agreement) incurred in connection with the Merger Agreement and the transactions contemplated thereby.

10

Appointment of Directors and Officers

At the Effective Time, Zone and the Majority Stockholder will each have the right to designate two directors to our Board. The Merger Agreement provides that the fifth director will be designated by a majority in interest of the investors in the Capital Raising Transaction, as defined in the Merger Agreement. Theodore Farnsworth, Zone’s Chief Executive Officer, will be one of the directors appointed by Zone and will be named Chairperson of the Board. Carl Schramm will be the second director appointed by Zone. The Company will appoint Prathap Singh and G. K. Muralikrishna as directors.

Parthasarathy (Pat) Krishnan, our Chief Executive Officer and Interim Chief Financial Officer, is expected to retain those positions following the Merger. Upon completion of the Merger, the Chief Executive Officer and controlling stockholder of Zone, Theodore Farnsworth, will remain Chief Executive Officer of Zone, as our subsidiary, and Pat Krishnan is expected to be appointed as the Chief Technology Officer of Zone.

The names, ages and biographies of the post-merger officers and directors is included in this Information Statement in the section titled “Management following the Merger”.

Voting and Support Agreements of Certain of Our Company Stockholders and Zone Stockholder

Concurrently with the execution of the Merger Agreement the Majority Stockholder and the controlling stockholder of Zone, Theodore Farnsworth, entered into voting and support agreements, pursuant to which such stockholders have agreed to vote in favor of or consent in writing to the Merger and the Related Transactions, as applicable (the “Voting Agreements”).

Under the Voting Agreements, Mr. Farnsworth and the Majority Stockholder also agreed not to transfer, sell, offer to sell, exchange, assign, pledge or otherwise dispose of or encumber any Zone common stock or our Common Stock, respectively, held by such holder (unless, with respect to any proposed transfer of the Zone common stock, we have approved) prior to (i) the Merger becoming effective; (ii) the termination of the Merger Agreement in accordance with its terms; (iii) or a voluntary termination of such holder’s Voting Agreement by the holder following (A) any increase in the Merger Consideration in the case of stockholders of our company party to a Voting Agreement or a decrease in the Merger Consideration in the case of stockholders of Zone party to a Voting Agreement; (B) any change to the form of Merger Consideration; or (C) the first anniversary of the date of such holder’s Voting Agreement; whichever occurs first.

Interests of Our Chief Executive Officer in the Merger

At the Effective Time of the Merger, Pat Krishnan, our Chief Executive Officer and Interim Chief Financial Officer, will continue to serve in those positions and will be appointed as the Chief Technology Officer of Zone.

Total Company Shares Outstanding after the Merger

Provided that the Buyers do not convert the Notes into shares of Common Stock prior to the Merger, we currently anticipate that, immediately after giving effect to the Merger, the Merger Consideration will represent approximately 43% of the issued and outstanding shares of our Common Stock and our pre-Merger stockholders would hold shares of our Common Stock representing approximately 57% of our issued and outstanding Common Stock.

If, prior to the Merger, the Buyers were to convert the entire principal amount of the Notes into shares of our Common Stock at the conversion price of $8.075 per share, the Company would issue to the Buyers 542,548 shares of our Common Stock (excluding the conversion of any interest accrued on the Notes prior to the Merger) which would represent approximately 12% of our issued and outstanding Common Stock, without giving effect to the Buyers’ beneficial ownership limitations under the Notes. In that event, immediately after giving effect to the Merger, the Merger Consideration would represent approximately 38% of our issued and outstanding Common Stock and our pre-Merger stockholders would hold shares of Common Stock representing approximately 50% of our issued and outstanding Common Stock.

If, prior to the Merger, the Buyers were to convert the entire principal amount of the Notes into shares of our Common Stock at the Buyers’ alternate right of conversion floor price under the Notes of $4.00 per share, the Company would issue to the Buyers 1,095,269 shares of our Common Stock (excluding the conversion of any interest accrued on the Notes prior to the Merger), which would represent approximately 21% of our issued and outstanding Common Stock, without giving effect to the Buyers’ beneficial ownership limitations under the Notes. In that event, immediately after giving effect to the Merger, the Merger Consideration would represent approximately 34% of our issued and outstanding Common Stock and our pre-Merger stockholders would hold shares of Common Stock representing approximately 45% of our issued and outstanding Common Stock.

11

Material United States Federal Income Tax Consequences of the Merger to Our Stockholders

We and Zone expect that the Merger will be treated as a “tax free exchange” under Section 368 of the Internal Revenue Code of 1986, as amended. However, neither we nor Zone has received an opinion from a tax expert or a ruling from any taxing authority regarding the possible income tax consequences of the Merger to our stockholders.

Accounting Treatment of the Merger

The Merger will be accounted for as a purchase as that term is used under generally accepted accounting principles, for accounting and financial reporting purposes. Under purchase accounting, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of Zone as of the effective time of the Merger will be recorded at their respective fair values and added to our assets and liabilities. Any excess of purchase price over the fair values is recorded as goodwill.

Regulatory Requirements or Approvals

We are not aware of any material governmental or regulatory requirements or approvals required for completion of the Merger Agreement and the other Action Items, other than compliance with the relevant federal and state securities laws, the NASDAQ Marketplace Rules and the DGCL.

Material Agreements or Relationships

Other than the Merger Agreement and the Voting Agreements, which are discussed elsewhere in this Information Statement, there is no present or proposed material agreement, arrangement, understanding or relationship between the Company or any of its executive officers, directors, controlling persons or subsidiaries and Zone or any of its executive officers, directors, controlling persons or subsidiaries. Please see the section titled “Reasons for Entering into the Merger Agreement and Background of the Merger” for information relating to the negotiations between us and Zone leading up to the Merger.

REASONS FOR ENTERING INTO THE MERGER AGREEMENT AND

BACKGROUND OF THE MERGER

Reasons for Entering into the Merger Agreement

On June 24, 2016 our Board unanimously approved the Merger Agreement and the Related Transactions contemplated thereby and determined that the Merger Agreement and the Related Transactions are in the best interests of the Company and its stockholders.

Before reaching its decision, the Board:

●	reviewed our business and liquidity situation, with respect to our capital raising needs for the current fiscal year and beyond;

●	reviewed the availability (and specifically, the lack thereof) of additional capital from the Majority Stockholder;

●	engaged in extensive meetings and calls with Zone’s management teams and representatives regarding Zone’s business, product and financial prospects, among other typical due diligence matters;

●	reviewed Zone’s existing technology and business plans; and

12

●	undertook a due diligence review of financial and accounting matters and certain tax matters related to the Merger.

The Board considered a wide variety of factors in connection with its evaluation of the Merger Agreement and the Related Transactions. In light of the complexity of those factors, the Board, as a whole, did not consider it practicable to, nor did it attempt to, quantify or otherwise assign relative weights to the specific factors it took into account in reaching its decision. Individual members of the Board may have given different weight to different factors.

In considering the Merger Agreement and the Related Transactions, the Board considered the following factors, although not weighted or in any order of significance:

●	a review of strategic alternatives, including the possibility of remaining independent, combinations with other partners, and the possibility of equity or debt public or private offerings;

●	a review of the business and financial prospects of other potential Merger targets;

●	its belief that Zone is positioned to achieve growth;

●

its belief that the Merger Agreement and our status as a publicly traded company will provide us with greater access to capital to grow our business, thus enhancing our potential for growth and maximizing stockholder returns;

●

the terms and conditions of the Merger Agreement and the Related Transactions, including the form and amount of the Merger Consideration and the representations, warranties, covenants, conditions to closing and termination rights contained in the Merger Agreement;

●	the relative ownership interests of the Zone stockholders and the Company stockholders in the combined company immediately following the Merger and the Related Transactions;

●

its assessment of the likelihood that the Merger and the Related Transactions would be completed in a timely manner and that management would be able to successfully operate the Zone business after the transaction;

●	Zone’s management team’s significant experience in its industry, all of which are expected to continue with the combined company.

Background of the Merger

Our Board has regularly reviewed our results of operations and competitive position, as well as our strategic respective alternatives. From time to time, our Board has evaluated potential strategic transactions, including business combinations, such as the Merger, that could potentially benefit us.

Initial discussion between the Company’s and Zone’s respective management commenced in early 2016. The Company and Zone entered into a confidentiality agreement on February 15, 2016 with respect to the parties’ obligations regarding the exchange of information with respect to the evaluation of potential synergies between our company and Zone. At the time of these discussions, no particular transaction or strategic alliance was contemplated.

On February 16, 2016, our former Chief Executive Officer was introduced, by our legal counsel, to Mr. Farnsworth.

On February 17, 2016, our former Chief Executive Officer and Mr. Farnsworth held their first meeting in New York about a possible merger transaction.

We experienced a change of management in March 31, 2016 and on April 1, 2016 Mr. Krishnan was appointed as our Chief Executive Officer.

13

On May 13, 2016, Mr. Krishnan was introduced to Mr. Farnsworth by our legal counsel.

On May 14, 2016, Mr. Krishnan spoke by telephone to Mr. Farnsworth about a possible merger transaction.

During the period from May 14, 2016 through June 2, 2016 the Company and Zone, through their respective legal representatives, negotiated the terms of the merger transaction.

On June 3, 2016 we, Zone and the Majority Stockholder executed a term sheet with respect to the proposed merger and related financing transaction.

During the period from June 3, 2016 through July 6, 2016 the Company and Zone, through their respective legal representatives, negotiated the terms of the Merger Agreement.

On July 7, 2016 Zone, Sub and the Company executed the Merger Agreement, following which the Company and Zone issued a joint press release, announcing the transaction, and the Company filed applicable disclosure documents with the SEC.

In early August 2016, Zone and the Company agreed that they each needed more time to complete their due diligence review of the other and that the Company needed more time to obtain the fairness opinion for the Merger. Accordingly, on August 25, 2016, the parties to the Merger Agreement executed the Merger Agreement Amendment.

In addition, on September ____, 2016 the parties executed the Second Merger Agreement Amendment, in order to acknowledge and agree that the Note Financing satisfied the financing condition of the Merger Agreement and to replace the pro forma capitalization table attached as Exhibit B to the Merger Agreement in light of the Note Financing.

2. The Plan Amendment

On March 3, 2014 our Board approved and adopted the Helios and Matheson Analytics Inc. 2014 Equity Incentive Plan (the “2014 Plan”) which initially sets aside and reserves 400,000 shares (the “Shares”) of our Common Stock for grant and issuance under the 2014 Plan, in accordance with its terms and conditions. As a condition to completing the Merger, on June 24, 2016 the Board and on September 21, 2016 the Majority Stockholder approved an amendment to the 2014 Plan such that the number of shares available for issuance pursuant to awards thereunder, in total, shall equal 1,125,000 immediately upon the effective time of the Merger.

The Company has made no awards from the 2014 Plan. The Company intends to award options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 2014 Plan. The summary is qualified in its entirety by reference to the complete text of the 2014 Plan, as proposed to be amended. The proposed amendment to the 2014 Plan provides that Section 4.1 of the 2014 Plan shall read as follows:

4.1 Number of Shares. Subject to adjustment as provided in Section 4.2 below, the total number of Shares available for grant under the Plan shall be 1,125,000, and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

14

Description of the 2014 Plan

Persons eligible to receive awards from the 2014 Plan include employees (including officers and directors) of the Company and its affiliates, consultants who provide significant services to the Company or its affiliates and directors who are not employees of the Company or its affiliates (the “Participants”). At this time we have 160 employees and consultants (including our executive officers, one of whom is an employee of our subsidiary) and three non-employee directors, all of whom are eligible to receive awards from the 2014 Plan. The 2014 Plan permits the Company to issue to Participants qualified and/or non-qualified options to purchase Common Stock, restricted Common Stock, performance units (comprised of, for example, Common Stock and an option to purchase Common Stock) and performance shares. The 2014 Plan will terminate on March 3, 2024. The Compensation Committee of the Board has been appointed as the committee responsible for administration of the 2014 Plan and has the sole discretion to determine which Participants will be granted awards and the terms and conditions of the awards granted. At this time, there has been no determination made by the Compensation Committee regarding who will receive awards from the 2014 Plan. The 2014 Plan may be amended by the Board.

The exercise price of options granted from the 2014 Plan will be the fair market value of the Common Stock, defined in the 2014 Plan as the last quoted sales price on the date of grant, unless the option is designated as an incentive stock option and the Participant owns securities representing more than 10% of the voting power outstanding (a “10% Holder”), in which case the exercise price will be 110% of the fair market value. No option can have a term that is longer than 10 years; an incentive stock option granted to a 10% Holder cannot have a term that is longer than 5 years. Following the termination of a Participant’s employment for a reason other than death or disability, an outstanding option will terminate three months following the Participant’s separation from service. If a Participant’s employment is terminated as a result of death or disability, an outstanding option will terminate one year following the Participant’s separation from service. Upon the exercise of any option, the exercise price will be payable to us in full in cash or its equivalent. The Compensation Committee, in its sole discretion, also may permit exercise (i) by tendering previously acquired Common Stock, owned for more than six months, having an aggregate fair market value at the time of exercise equal to the total exercise price or (ii) by any other means which the Compensation Committee, in its sole discretion, determines to both provide legal consideration for the Common Stock, and to be consistent with the purposes of the 2014 Plan. As of the record date, the fair market value of a share of our Common Stock was $[ ].

Federal Income Tax Consequences of the Issuance and Exercise of Stock Options

The following discussion is only a general overview of the tax effects of awards of stock options. It is not a comprehensive discussion or analysis of the tax effect of an award granted to any individual Participant. It is the responsibility of a Participant who receives an award from the 2014 Plan to consult with his or her tax advisor to determine the tax effects of the grant of any award to him or her.

Non-Statutory Stock Options

Under the current provisions of the Internal Revenue Code, if shares of Common Stock are issued to the original holder of a non-qualified option granted and exercised under the 2014 Plan (assuming there is not an active trading market for options of the Company), the Participant will not recognize income at the time of the grant of the option. However, on exercise of the option and purchase of the Common Stock, the Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired at the time of exercise over the exercise price. Furthermore, upon the sale of the shares of Common Stock the Participant will recognize a short-term or long-term capital gain, or loss, as the case may be, in an amount equal to the difference between the amount the Participant received from the sale of those shares and the Participant’s tax basis in the shares (as described below). Finally, we will be entitled to expense as compensation the amount of ordinary income that the holder recognized.

If the Participant pays the exercise price entirely in cash, the tax basis of the shares of Common Stock will be equal to the amount of the exercise price paid plus the ordinary income recognized by the Holder from exercising the options. This basis should equal the fair market value of the shares of Common Stock acquired on the date of exercise. The holding period will begin on the day after the tax basis of the shares is determined.

The ordinary income received by the holder on exercise of the option is considered to be compensation from the Company. As with other forms of compensation, withholding tax and other trust fund payments will be due with respect to the exercise of the options.

15

Incentive Stock Options

The rule stated above is different when there has been an acquisition of our Common Stock pursuant to the exercise of an incentive stock option. The rules governing incentive stock options prevent the taxation of the options as income to the Participant at the time the option is granted or at the time the Participant exercises the option and buys the stock. The Participant incurs tax (which is at capital gains rates) only at the time of the sale of the stock the Participant purchased by exercising the option. However, in order to take advantage of the special tax treatment, there are certain restrictions relating to incentive stock options that must be met. The employee must have an option to receive shares of the corporation employing him, its parent or its subsidiary. The options must be granted within 10 years from the date that the plan is adopted by the Board of Directors or approved by the stockholders, whichever is earlier. Further, the option granted must be exercisable within 10 years from the date it is granted (five years in the case of a 10% Holder). The option price may not be less than the fair market value of the stock at the time the option is granted (110% of the fair market value in the case of a 10% Holder), and the option may not be transferred other than by death. The option may be exercised only by the employee (unless the employee dies, in which case his executor, administrator or representative would be entitled to exercise). The employee must remain an employee of the corporation from the time the option is granted until three months before the option is exercised. Once the stock has been purchased by exercise of the incentive option, it cannot be sold within two years from the date the option was granted or within one year from the date the option was exercised and the stock was purchased, whichever is later.

3. THE FORWARD SPLIT

On June 24, 2016 the Board and on September 21, 2016 the Majority Stockholder, as a condition of the closing of the Merger, adopted and approved a resolution to effect a forward split of all issued and outstanding shares of Common Stock, at a ratio mutually agreed upon by the Company and Zone (the “Forward Split”).  The Forward Split shall be effective upon the Effective Time of the Merger; provided, however, that no forward split shall be effected if a forward split would cause the market price of the Common Stock to be less than the minimum price required for listing on the Nasdaq Capital Market.

A table illustrating the Forward Split, presuming a 2:1 ratio, is as follows:

Number of shares of Common Stock issued and outstanding

Before Forward Split	2,330,438

After Forward Split	4,660,876

The Board also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Forward Split if the Board, in its sole discretion, determines that the Forward Split is no longer in our best interests and that of our stockholders in the event the Merger does not close.  The Board may consider a variety of factors in determining whether or not to implement the Forward Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the Common Stock, business and transactional developments, and our actual and projected financial performance.

Except for any changes as a result of the treatment of fractional shares, each stockholder of the Company will hold the same percentage of Common Stock outstanding immediately following the Forward Split as such stockholder held immediately prior to the split.

Purpose

The Board believed that it was in the best interests of the Company to implement the Forward Split as a condition to the closing of the Merger.

16

Principal Effects of the Forward Stock Split

The Forward Split will have the following effects:

General Corporate Change – (i) one share of Common Stock owned by a stockholder pre-split would be exchanged for such number of shares of Common Stock as mutually determined by the Company and Zone post-split, and (ii) the number of shares of Common Stock issued and outstanding will be increased proportionately based on the Forward Split.

As approved and effected, the Forward Stock Split will be effected simultaneously for all Common Stock.  While the intent is for the proposed forward split to affect all of the Company’s stockholders uniformly, the process of rounding up when any of the Company’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in the Company.

The Forward Split does not materially affect the proportionate equity interest in the Company of any holder of Common Stock or the relative rights, preferences, privileges or priorities of any such stockholder.

Fractional Shares - Any fractional shares of Common Stock resulting from the forward split will “round up” to the nearest whole number.  No cash will be paid to any holders of fractional interests in the Company.

Authorized Shares - The Forward Split will not change the number of authorized shares of Common Stock of the Company, as stated in the Company’s Articles of Incorporation, as amended.

Accounting Matters - The Forward Split will not affect the par value of Common Stock.  As a result, as of the effective time of the Forward Split, the stated capital on the Company’s balance sheet attributable to the Common Stock will be increased proportionately based on the Forward Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased.  The per share net income or loss and net book value of the Common Stock will be restated because there will be a greater number shares of Common Stock outstanding.

Procedure for Effecting the Forward Split and Exchange of Stock Certificates

Upon effectiveness of the Forward Split, each outstanding share of the Company will automatically be converted on the effective date at the applicable Forward Split ratio. It will not be necessary for stockholders to exchange their existing stock certificates.

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Forward Split shares. If a stockholder is entitled to post-Forward Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the Forward Split.

Federal Income Tax Consequences of the Forward Split

The following is a summary of certain material federal income tax consequences of the Forward Split.  It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Forward Split and is included for general information only.  Further, it does not address any state, local or foreign income or other tax consequences.  Also, it does not address the tax consequences to holders that are subject to special tax  rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities.  The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively.  This summary also assumes that the pre-split shares were, and the post-split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment).  The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder.  Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Forward Split.

17

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-split shares for post-split shares pursuant to the Forward Split.  The aggregate tax basis of the post-split shares received in the Forward Split (including any fraction of a post-split share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the pre-split shares exchanged therefor.  The stockholder’s holding period for the post-split shares will include the period during which the stockholder held the pre-split shares surrendered in the Forward Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The Company’s view regarding the tax consequences of the Forward Split is not binding on the Internal Revenue Service or the courts.  Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Forward Split.

4. THE NOTE FINANCING

The following discussion of the Note Financing does not purport to be a complete description of the various documents described below. The discussion of documents is qualified in its entirety by reference to the full text of the documents, each of which was attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on September 8, 2016.

On September ____, 2016, Zone acknowledged and agreed that the Note Financing satisfied the Capital Raising Transaction condition included in the Merger Agreement.

On the Closing Date, pursuant to a Securities Purchase Agreement (the “SPA”) entered into by the Company and the Buyers, the Company completed the Note Financing. The Investor paid the purchase price for the Notes it purchased by paying $1 million to the Company in cash and issuing to the Company a promissory note in the principal amount of $3 million. The Placement Agent accepted a Note in the principal amount of $80,000 as payment for the cash portion of its commission in that amount owed by the Company. The Note Financing was made pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder.

On the Closing Date, the Company used $750,000 of the proceeds from the sale of the Notes to provide, through its newly formed wholly-owned subsidiary, HMNY Zone Loan LLC, a senior secured loan to Zone, secured by all of Zone’s assets, and the remainder of the proceeds for general corporate purposes.

If the Company proposes to undertake a subsequent offering of its securities, subject to certain customarily exempt securities, at any time on or prior to the later of (x) the date the Notes held by the Investor are no longer outstanding and (y) the second anniversary of the Closing Date, the Investor will have the right to subscribe for up to 50% of the securities offered.

18

The SPA requires the Company to reimburse the Investor for all reasonable costs and expenses incurred by the Investor or its affiliates in connection with the structuring, documentation, negotiation and closing of the Note Financing.

Investor Note

The Investor Note is payable in full on December 7, 2017. The Investor’s obligation to pay the Company the Purchase Price Balance pursuant to the Investor Note is secured by $3 million, in the aggregate, in cash, cash equivalents, any Group of Ten (“G10”) currency and any notes or other securities issued by any G10 country. The Company will receive the Purchase Price Balance upon each voluntary or mandatory prepayment of the Investor Note. An Investor may, at its option at any time after September 28, 2016, voluntarily prepay the Investor Note, in whole or in part. The Investor Note is also subject to mandatory prepayment, in whole or in part, upon the occurrence of one or more of the following mandatory prepayment events:

(1) Mandatory Prepayment upon Conversion of Note – At any time the Investor has converted $1,301,075 or more in principal amount of the Note, the Investor will be required to prepay the Investor Note, on a dollar-for-dollar basis, for each subsequent conversion of the Note.

(2) Mandatory Prepayment upon Mandatory Prepayment Notices – The Company may require the Investor to prepay the Investor Note by delivering a mandatory prepayment notice to the Investor, subject to (i) the satisfaction of certain equity conditions, and (ii) the Investor’s receipt of a valid written notice by the Company electing to effect a mandatory conversion of Restricted Principal (defined as $3 million of the principal amount of the Notes), not in excess of the Maximum Mandatory Share Amount or the Maximum Mandatory Conversion Amount (each as defined below under the heading Conversion of the Notes).

The Investor Note also contains certain offset rights, which if executed, would reduce the amount outstanding under the Note and the Investor Note and the cash proceeds received by the Company.

Placement Agent Warrant

In addition to issuing a Note to the Placement Agent in the principal amount of $80,000, the Company issued a 5-year warrant (the “Placement Agent Warrant”) to the Placement Agent as partial payment for its placement agent services. The Placement Agent Warrant allows the Placement Agent to purchase 9,908 shares (the “Warrant Shares”) of Common Stock at an exercise price of $9.36 per share. If, after the first anniversary of the Closing Date, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Placement Agent, then the Placement Agent Warrant may also be exercised, in whole or in part, by means of a “cashless exercise”. The Placement Agent Warrant may not be exercised if, after giving effect to the exercise the Placement Agent, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares. Upon not less than 61 days’ prior notice to the Company, the Placement Agent may increase or decrease the ownership limitation, provided that the ownership limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of the Warrant Shares.

The Notes

Principal Amount

The aggregate principal amount of the Notes is $4,381,075.

Maturity Date

Unless earlier converted or redeemed, the Notes mature 15 months from the date they were issued.

Interest and Payment of Interest

The Notes bear interest at a rate of 6% per annum, subject to an increase to 12% during the first 30 days following the occurrence and continuance of an Event of Default and to 18% thereafter. Interest on the Notes will be payable in arrears commencing on December 1, 2016 and quarterly thereafter, beginning on January 1, 2017 and, so long as the Equity Conditions have been satisfied, may be paid in shares of Common Stock at the Company’s option. The Company may also elect to pay interest in whole or in part in cash. Interest on the Notes is computed on the basis of a 360-day year and twelve 30-day months.

19

Conversion of the Notes

The Buyers may, at any time, elect to convert the Notes into shares of Common Stock at the Conversion Price, subject to certain beneficial ownership limitations described below. The Conversion Price is $8.075. The Company may, with the consent of the Investor, reduce the then current Conversion Price to any amount equal to or greater than the Floor Price ($4.00) for any period of time deemed appropriate by the Board.

The Buyers also have the right to convert the Notes into shares of the Common Stock at the Alternate Conversion Price, subject to certain beneficial ownership limitations described below. The Alternate Conversion Price is defined as the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, (ii) the greater of (I) the Floor Price ($4.00) and (II) 87% of the quotient of (x) the sum of the volume weighted average price of Common Stock for each of the five consecutive Trading Days ending and including the Trading Day immediately preceding the delivery or deemed delivery of the applicable conversion notice, divided by (y) five.

If the Company consummates a Qualified Financing and the Equity Conditions are satisfied, the Company may require the holders of the Notes to convert all or any part of the Notes, up to the Maximum Mandatory Share Amount and the Maximum Mandatory Conversion Amount (each, a “Mandatory Conversion”). If on the fifth Trading Day immediately following a Mandatory Conversion Date and on each fifth Trading Day thereafter through and including the fifteenth Trading Day immediately following such Mandatory Conversion Date (each, a “True-Up Date”) the True-Up Price is less than the applicable Mandatory Conversion Price, the Company must deliver to the holders of the Notes an additional number of shares of Common Stock equal to the difference between the number of shares of Common Stock delivered to the holders as a result of the Mandatory Conversion and the number of shares determined by dividing the principal, interest and late charges converted by the True-Up Price. The “True-Up Price” is defined as 85% of the lowest volume weighted average price of the Common Stock on the Trading Day with the lowest volume weighted average price during the 15 consecutive Trading Days following the Mandatory Conversion.

“Mandatory Conversion Date” means the third Trading Day following the delivery by the Company of a Mandatory Conversion Notice.

“Maximum Mandatory Share Amount” with respect to any Mandatory Conversion Date means 100% of the quotient of (x) the sum of the composite aggregate daily share trading volume of the Common Stock for each Trading Day during the 5 Trading Day period ending and including the Trading Day immediately prior to the applicable Mandatory Conversion Notice Date, divided by (y) 5.

“Maximum Mandatory Conversion Amount” with respect to any Mandatory Conversion Date means the difference of (x) $500,000 less (y) the sum of each Conversion Amount converted under the applicable Note during the 5 Trading Day period ending and including the applicable Mandatory Conversion Date.

Beneficial Ownership Limitations on Conversion and Issuance

In addition to the conversion limitations describe above, the Notes may not be converted and shares of the Common Stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the applicable holder of a Note together with its affiliates would beneficially own in excess of 9.99% of the Company’s outstanding shares of Common Stock. At the Buyers’ option, the ownership limitation blocker may be raised or lowered to any other percentage not in excess of 9.99%, as applicable, except that any raise will only be effective upon 61-days’ prior notice to the Company.

Redemption of the Notes

Provided there has been no Equity Conditions Failure, the Company has the right to redeem all, but not less than all, of the amounts remaining unpaid under the Notes. The portion of the Notes subject to redemption can be redeemed by the Company in cash at a price equal to 110% of the amount being redeemed. In the event of a Change of Control, the Buyers may require the Company to redeem the Notes in cash at the Change of Control Redemption Price.

20

Events of Default

The Notes contain standard and customary Events of Default including but not limited to: (i) failure to register the Common Stock issuable upon conversion of the Notes within certain time periods or failure to keep the registration statement effective as required by the Registration Rights Agreement; (ii) failure to maintain the listing of the Common Stock; (iii) failure to make payments when due under the Note; (iv) breaches of covenants and (iv) bankruptcy or insolvency.

Following an Event of Default, the Buyers may require the Company to redeem all or any portion of the Notes. The redemption amount may be paid in cash or with shares of Common Stock, at the election of the Buyers, at a price equal to the Event of Default Redemption Price.

The Company must immediately redeem the Notes in cash upon the occurrence of a Bankruptcy Event of Default.

The Event of Default Redemption Price will be computed as a price equal to the greater of (i) 125% of the principal, interest and late charges to be redeemed and (ii) the product of (X) the principal, interest and late charges to be redeemed divided by the Conversion Price multiplied by (Y) the product of (1) 125% multiplied by (2) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date preceding such Event of Default and ending on the date the Company makes the entire payment required to be made under the Note.

In addition, following an Event of Default, the holders of the Notes will have the right to convert the Notes at the “Alternate Conversion Event of Default Price” which means, with respect to any Alternate Conversion, that price which shall be the lowest of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion, and (ii) 75% of the lowest volume weighted average price of the Common Stock for each of the 30 consecutive Trading Days ending and including the Trading Day of delivery or deemed delivery of the applicable Conversion Notice.

Fundamental Transactions

The Notes prohibit the Company from entering into specified transactions involving a change of control unless the successor entity, which must be a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, assumes in writing all of the Company’s obligations under the Note.

New Debt

With the exception of Permitted Indebtedness the Company has agreed that for a period of 90 days following payment in full of the Notes, it will not incur any other debt.

Security and Pledge Agreements and Guaranty

The Company and HMNY Zone Loan LLC each entered into a Security and Pledge Agreement in favor of the Investor as Collateral Agent. Pursuant to such Security and Pledge Agreements, the Notes are secured by a perfected first priority security interest in the Company’s equity ownership interest in HMNY Zone Loan LLC and the Investor Note, and all of the assets of the HMNY Zone Loan LLC, subject to Permitted Liens.

HMNY Zone Loan LLC also provided a Guaranty to the Investor as Collateral Agent whereby HMNY Zone Loan LLC guarantees the punctual payment of all obligations that accrue after the commencement of any insolvency proceeding of the Company, whether or not the payment of such obligations are enforceable or allowable in the insolvency proceeding, and all fees, interest, premiums, penalties, causes of actions, costs, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Note Financing documents, and agrees to pay any and all costs and expenses (including counsel fees and expenses) incurred by the Collateral Agent in enforcing any rights under the Guaranty or any other Note Financing document.

21

Registration Rights Agreement

Under the terms of a Registration Rights Agreement with the Investor, the Company is required to register for resale the shares of Common Stock that are issuable upon conversion of the Notes, additional shares that could be used as payment of monthly interest plus an additional number of shares so that the total number of shares of Common Stock registered equals 125% of the sum of the maximum number of shares issuable upon conversion of the Notes. The Registration Rights Agreement requires the Company to file the registration statement within 30 days after the Closing Date and to have the registration statement declared effective 90 days after the Closing Date (or 120 days after the Closing Date if the registration statement is subject to review by the Securities and Exchange Commission). The Placement Agent has waived its right to have registered the shares of Common Stock issuable upon conversion of its Note.

The Registration Rights Agreement provides for the payment of liquidated damages of one and one-half percent (1.5%) of the product of (x) the number of shares of Common Stock required by the Registration Rights Agreement to be included in the registration statement and (y) the Closing Sale Price as of the Trading Day immediately prior to the date a Registration Delay Payment, defined as the failure to file the registration statement in the time required, the failure to have the registration statement declared effective in the time required, the failure to maintain the effectiveness of the registration statement or the failure to keep current public information in the marketplace.

The Company is required to keep the registration statement effective (and the prospectus contained therein available for use) pursuant to Rule 415 for resales on a delayed or continuous basis at then-prevailing market prices at all times until the earlier of (i) the date as of which the holders of the Notes may sell all of the Common Stock issuable pursuant thereto without restriction pursuant to Rule 144 or (ii) the date on which all of the Common Stock covered by the registration statement shall have been sold.

Voting and Lockup Agreement

In conjunction with the Note Financing, the Majority Stockholder executed a Voting and Lockup Agreement with the Company. Pursuant to the Voting and Lockup Agreement, the Majority Stockholder agreed to vote in favor of (i) the Company’s issuance of the Notes and the Common Stock into which the Notes can be converted and (ii) the Share Increase described below. The Majority Stockholder also agreed that, for a period beginning on the Closing Date and ending on the date when all of the principal outstanding under the Notes issued to the Investor consists of Restricted Principal thereunder, the Majority Stockholder will not (i) dispose of or agree to dispose of, directly or indirectly, any securities of the Company, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company owned directly by the Majority Stockholder (including holding as a custodian) or (iii) permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, or limitation on the Majority Stockholder’s voting rights, charge or other encumbrance of any nature with respect to the Majority Stockholder’s securities in the Company or (iv) engage in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Majority Stockholder’s securities in the Company or (v) directly or indirectly initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.

5. CERTIFICATE AMENDMENT

Pursuant to the terms of the SPA the Company executed in conjunction with the Note Financing, the Company agreed to, among other things, increase the Company’s authorized shares of Common Stock from 30 million to 100 million (the “Share Increase”). The Board approved, by written consent in lieu of a meeting, the Share Increase and an amendment to the Company’s Certificate of Incorporation (the “Certificate Amendment”) to effect the Share Increase on August 30, 2016 and the Majority Stockholder approved the Share Increase and the Certificate Amendment by written consent on September 2, 2016. A copy of the Certificate Amendment is attached to this Information Statement as Annex F.

The SPA also requires the Company to reserve from its duly authorized capital stock not less than the greater of (I) 6 million shares of Common Stock and (II) 200% of the maximum number of Conversion Shares issuable upon conversion of the Notes (assuming that (x) the Note is convertible at the Alternate Conversion Price as of the Closing Date, (y) interest on the Note will accrue through the fifteen month anniversary of the Closing Date and will be converted in shares of Common Stock at a conversion price equal to the Alternate Conversion Price and (z) any such conversion will not take into account any limitations on the conversion of the Note).

22

The Company currently has authorized capital of 30,000,000 shares of Common Stock. Of that amount, 2,330,438 shares of Common Stock are issued and outstanding on the record date, 6 million shares of Common Stock are reserved for conversion of the Notes, 1,740,000 shares of Common Stock are reserved for the Merger Consideration, 9,908 shares of Common Stock are reserved for issuance pursuant to the exercise of the Placement Agent Warrant issued in connection with the Note Financing, 21,500 shares of Common Stock are reserved for conversion of the Note issued to the Placement Agent in connection with the Note Financing and 1,125,000 shares of Common Stock will be reserved for issuance under the Plan. Once the Forward Split is effected, the Company may have limited shares of Common Stock to issue in the future. Aside from making certain that the Company has adequate shares of Common Stock available to meet the Company’s obligations under the Notes issued in the Note Financing, the Board and the Majority Stockholder have approved the Share Increase and the Certificate Amendment in order to provide the Company with flexibility to raise capital, make acquisitions, or undertake other types of stock-based transactions if and when the opportunities arise. Once the Merger is completed, the Forward Split has been effected and the Certificate Amendment has been filed with the Secretary of State of the State of Delaware, the Company will have approximately 91,859,124 shares of Common Stock available for issuance. Any future issuances of our Common Stock will cause dilution, which could be substantial, to our stockholders.

The table below illustrates, as of the record date, the effect of the transactions discussed above on the Company’s authorized shares of Common Stock before and after the Share Increase:

	Authorized Shares	Outstanding Shares	Merger Consideration	Equity Plan Reserve	Note Financing Reserve	Shares Remaining and Available for Issuance

Pre-Forward Split	30,000,000	2,330,438	1,740,000	1,125,000	6,000,000	18,804,562

Post-Forward Split	100,000,000	4,660,876	3,480,000	2,250,000	12,000,000	77,609,124

Possible Anti-Takeover Implications of the Authorized Share Increase

The Company has no intent or plan to employ the additional unissued authorized shares as an anti-takeover device. As indicated above, the purpose of the Share Increase is to ensure that the Company has sufficient authorized Common Stock to, among other things, meet its obligations under the Notes issued in the Note Financing and to raise capital, make acquisitions, or undertake other types of stock-based transactions if and when the opportunities arise. However, the Company’s authorized but unissued shares of Common Stock could (within the limits imposed by applicable law, regulation and NASDAQ rules) be issued in one or more transactions that could make a change of control more difficult and therefore more unlikely.

The Board did not approve the Share Increase in response to any effort known to the Board to accumulate Common Stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. Further, the Board does not currently contemplate recommending the adoption of any other amendments to the Company’s Certificate of Incorporation that could be construed as limiting the ability of third parties to take over or effect a change of control.

The issuance in the future of additional authorized shares of Common Stock may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of the then-outstanding shares of Common Stock. In addition, an increase in the number of authorized but unissued shares of Common Stock may have a potential anti-takeover effect, as the Company’s ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control the Company. The Share Increase is not part of an anti-takeover strategy.

23

No Effect on Authorized Preferred Stock

Pursuant to the Company’s Certificate of Incorporation, the capital stock consists of a total of 32,000,000 authorized shares, of which 30,000,000 shares, par value $0.01 per share, are designated as Common Stock and 2,000,000 shares, par value $0.01 per share, are designated as preferred stock. The proposed Share Increase would not impact the total authorized number of shares or the par value of the preferred stock.

Effect on Dividends

The payment of dividends, including the timing and amount dividends, must be made in accordance with the requirements of the DGCL. We cannot assure you that any dividends will be paid in the future on shares of Common Stock. Any declaration and payment of future dividends to holders of Common Stock will be at the discretion of the Board and will depend on many factors, including the Company’s financial condition, earnings, capital requirements, level of indebtedness, future prospects and contractual restrictions applicable to the payment of dividends and other considerations that the Board deems relevant.

Interests of Directors and Executive Officers

The Company’s directors and executive officers do not have substantial interests, directly or indirectly, in the Share Increase except to the extent of their ownership of shares of Common Stock or any other of the Company’s securities.

No Dissenters’ Rights

The Company’s stockholders are not entitled to dissenters’ rights in connection with the Share Increase.

6. THE REVERSE SPLIT

The Majority Stockholder has determined that it is in the best interests of the Company and its stockholders to give the Board the authority to effect a one-time only reverse split of the Common Stock (the “Reverse Split”), as and when the Board determines, in its sole discretion. The Majority Stockholder approved the Reverse Split in a ratio, to be determined by the Board, from 1 share-for-2 shares up to a ratio of 1 share-for-100 shares, in the written consent dated September 21, 2016. The Company currently has no plans to effect the Reverse Split. The Reverse Split was approved to provide the Board with flexibility to negotiate a future transaction that may require a change to the Company’s capital structure.

If the Board determines to implement the Reverse Split, the Company would communicate to the public, prior to the effective time of the Reverse Split, additional details regarding the Reverse Split (including the final Reverse Split ratio, as determined by the Board). The Board may reserve the right to elect not to proceed with the Reverse Split if it determines, in its sole discretion, that the Reverse Split is no longer in the best interests of the Company or its stockholders.

Certain Risks Associated with the Reverse Stock Split

There can be no assurance that following the Reverse Split the market price of the Common Stock will increase in proportion to the reduction in the number of shares of Common Stock issued and outstanding before the Reverse Split or that the market price will not decline further following the Reverse Split. The total market capitalization of the Common Stock after the Reverse Split may be lower than the total market capitalization before the Reverse Split for reasons unrelated to the Reverse Split.

Impact of the Reverse Split If Implemented

The Reverse Split would affect all of the Company’s stockholders uniformly and would not affect any stockholder’s percentage ownership interests or proportionate voting power. Furthermore, because the number of authorized shares of Common Stock will be reduced on a proportionate basis, the Reverse Split will not increase the Board’s ability to issue authorized and unissued shares (proportionately to the issued and outstanding shares) without further stockholder action. The other principal effects of the Reverse Split will be that:

24

●	the number of issued and outstanding shares of Common Stock will be reduced proportionately based on the final Reverse Split ratio, as determined by the Board;

●	the number of authorized shares of Common Stock will be reduced proportionately based on the final Reverse Split ratio;

●

based on the final Reverse Split ratio, the per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of Common Stock issuable upon the exercise of all outstanding option awards and other types of equity awards will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon the exercise of such option awards will be reduced proportionately following the Reverse Split; and

●

the number of shares reserved for issuance and any maximum number of shares with respect to which equity awards may be granted to any participant under 2014 Plan will be reduced proportionately based on the final Reverse Split ratio.

Although the number of outstanding shares of Common Stock would decrease following the Reverse Split, the Board does not intend for the Reverse Split to be the first step in a ‘‘going private transaction’’ within the meaning of Rule 13e-3 of the Exchange Act.

The following table reflects the number of shares of Common Stock that would be outstanding as a result of the Reverse Split and the approximate percentage reduction in the number of outstanding shares based on approximately 2,330,438 shares of Common Stock issued and outstanding as of September ____, 2016. We currently have 27,669,562 shares of Common Stock available for issuance.

Proposed Reverse Split Ratio	Percentage Reduction	Approximate Shares of Common Stock to be Outstanding After the Reverse Split	Shares Available for Issuance

1-for-2	50%	1,165,219	28,834,781
1-for 25	96%	93,218	29,906,782
1-for-50	98%	46,609	29,953,391
1-for 75	98.7%	31,073	29,968,927
1-for-100	99%	23,305	29,976,695

Effect of Reverse Stock Split and Potential Anti-Takeover Effect

Management does not anticipate that our financial condition, the percentage ownership of Common Stock by management, the number of our stockholders, or any aspect of our business will materially change as a result of the Reverse Split. Because the Reverse Split will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase Common Stock or to convert other securities into Common Stock, the proposed Reverse Split will not alter the relative rights and preferences of existing stockholders. However, the number of shares of Common Stock outstanding will be decreased, while the number of authorized but unissued shares will be increased.

Management does not currently plan to use the decrease in our outstanding shares to make it more difficult or to discourage a future merger, tender offer or proxy contest or the removal of incumbent management. This proposal is not the result of management’s knowledge of an effort to accumulate our securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise.

Summarized in the following paragraphs are provisions included in our Certificate of Incorporation, as amended, and our bylaws that may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by our stockholders.

25

Effects of authorized but unissued Common Stock and blank check preferred stock. One of the effects of the existence of authorized but unissued Common Stock and undesignated preferred stock may be to enable our Board to make more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby to protect the continuity of management. If the Board were to determine that a takeover proposal was not in our best interest, such shares could be issued by the Board without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder group, by putting a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise.

In addition, our Certificate of Incorporation grants our Board broad power to establish the rights and preferences of authorized and unissued shares of preferred stock. The issuance of shares of preferred stock could decrease the amount of earnings and assets available for distribution to holders of shares of Common Stock. The issuance also may adversely affect the rights and powers, including voting rights, of those holders and may have the effect of delaying, deterring or preventing a change in control of the Company.

Cumulative Voting.  Our Certificate of Incorporation does not provide for cumulative voting in the election of directors which would allow holders of less than a majority of the voting stock to elect some directors.

Vacancies.  Section 223 of the Delaware General Corporation Law and our Bylaws provide that all vacancies, including newly created directorships, may be filled by the affirmative vote of a majority of directors then in office, even if less than a quorum.

Special Meeting of Stockholders.  A special meeting of stockholders may be called by our Board or the Chairman of our Board and at the request in writing of holders of record of a majority of our outstanding capital stock entitled to vote. The requirement that a majority of our outstanding capital stock is required to call a special meeting means that small stockholders will not have the power to call a special meeting to, for example, elect new directors.

There are no rules or practices on any stock exchange that permit such exchange to reserve the right to refuse to list or to de-list any stock which completes a Reverse Split.

Fractional Shares

Stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, the Board will determine, if the Reverse Split is implemented, whether fractional shares will be rounded up to the nearest whole number, rounded down to the nearest whole number or paid for in cash.

Procedure for Effecting Reverse Stock Split

If the Board decides to implement the Reverse Split, the Reverse Split will become effective at such time, if at all, as determined by the Board in its sole discretion. Beginning on the effective time of the Reverse Split, each certificate representing pre-Reverse Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Split shares of Common Stock.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Split that may be relevant to U.S. Holders (as defined below) of our Common Stock, but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder (the “Treasury Regulations”), judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek an opinion of counsel or any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Split.

26

This discussion is limited to holders that hold our Common Stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income tax consequences relevant to such holders’ particular circumstances, including the impact of the tax on net investment income imposed by Section 1411 of the Code. In addition, it does not address consequences relevant to holders subject to particular rules, including, without limitation:

●	persons that are not U.S. Holders (as defined below);

●	persons subject to the alternative minimum tax;

●	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	persons holding our Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

●	banks, insurance companies or other financial institutions;

●	real estate investment trusts or regulated investment companies;

●	brokers, dealers or traders in securities;

●	S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

●	tax-exempt organizations or governmental organizations;

●	persons deemed to sell our Common Stock under the constructive sale provisions of the Code;

●	persons who hold or receive our Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and

●	tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding our Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED AS TAX ADVICE. HOLDERS OF OUR COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER OTHER U.S. FEDERAL TAX LAWS (INCLUDING ESTATE AND GIFT TAX LAWS), UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE TAX TREATY.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is or is treated as: (1) an individual who is a citizen or resident of the United States; (2) a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income tax regardless of its source; or (4) a trust that (a) is subject to the primary supervision of a U.S. court and the control of one of more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (b) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

27

The Reverse Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of our Common Stock. A U.S. Holder’s aggregate tax basis in the shares of our Common Stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Split. Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

Information Reporting and Backup Withholding. A U.S. Holder (other than corporations and certain other exempt recipients) may be subject to information reporting and backup withholding when such holder receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Split. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Management following the Merger

The following table sets forth the names and ages of our directors and executive officers following the Merger. The Merger Agreement provides that the fifth director will be designated by a majority in interest of the investors in the Capital Raising Transaction, as defined in the Merger Agreement. Biographical information about our directors and executive officers following the Merger is included below.

Name	Age	Position

Theodore Farnsworth	54	Chairman of the Board, Chief Executive Officer of Zone following the Merger
Carl J. Schramm	69	Director
Prathap Singh	50	Director
Muralikrishna Gadiyaram	64	Director
Parthasarathy (Pat) Krishnan	53	Chief Executive Officer and Interim Financial Officer; Chief Technology Officer of Zone following the Merger

Theodore Farnsworth

An expert in strategic development, marketing and consumer relations, Mr. Farnsworth has utilized these assets and skills building companies throughout his 30-year career. He has owned and operated numerous companies with proprietary products with recognized brand names that he actively helped to develop. Currently, he is Chairman and Founder of the Highlander Companies, Millennial Hotel Group and iCrowd Hotels.

Challenging his entrepreneurial spirit, Mr. Farnsworth first developed the idea for the RedZone Map application while on a visit to Israel. His driver warned that there were border issues and unmarked areas in which they could not safely travel, although an unknowing traveler could easily fall prey to unintended risk. Having developed a knowledge of safe environments through his real estate holdings, it was a natural fit, as, unfortunately, in today’s world, peril is not limited to one particular geography. The fact that it is all around us led to the creation and implementation of a program to help mitigate the threat of danger.

Mr. Farnsworth is a private investor in numerous ventures and an equity partner in a company owning a portfolio of office buildings in markets across the U.S., majority leased to the Federal government’s Government Services Administration.

28

His entrepreneurial expertise has been sought for many speaking engagements and feature articles in numerous publications, including Forbes, Fortune, Investor’s Business Daily, The Wall Street Journal and The New York Times. Over thirteen years ago, Mr. Farnsworth founded the charitable Far West Haiti Mission, providing education, housing and work incentives, and additionally founded a school for the blind at the Mission.

Carl J. Schramm

Carl J. Schramm is an American economist and entrepreneur, since the summer of 2012 University Professor in the School od Information Studies at Syracuse University, and from 2002 to 2011 the president of the Ewing Kauffman Foundation where under his leadership it became the world’s premier organization dedicated to encouraging entrepreneurship and understanding the role innovation and new firm formation play in economic growth. In 2012 he was a visiting scientist at MIT. In the spring semesters of 2013 and 2014 he was the inaugural Ciocca Family Visiting Professor in Innovation and Entrepreneurship at UC Davis. He is a director at the Berkeley Research Group and on the board of the Tusher Center for Intellectual Property at UC Berkeley. In 2003 he was a Batten Fellow at the University of Virginia with a focus on Technology Transfer and the Role of the Entrepreneur.

His academic career began at Johns Hopkins where he created the nation’s first research center on healthcare costs. He has founded or cofounded five companies, including HCIA and Greenspring Advisors, a merchant bank. He has served in major corporate roles including EVP of Fortis (now Assurant) and was CEO of Fortis Healthcare. He has advised major corporations including Ford, Diebold, J&J, Apple and numerous insurance and reinsurance companies. He has served as a member of the Science Advisory Board of Mars, a trustee of the Milbank Memorial Fund, and is an advisor to the John Templeton Foundation and the Templeton World Charity Foundation. He has been a member of the Singapore Prime Minister’s Research, Innovation, and Enterprise Council. He chaired the U.S. Department of Commerce’s Measuring Innovation in the 21st Century Economic Advisory Panel. He has been a director of two public companies and several startups. He is a founding member of the Board of the International Intellectual Property Commercialization Council, a U.N. recognized NGO, headquartered in Hong Kong.

Professor Schramm’s research work is focused on entrepreneurship, innovation and economic growth. He has authored, coauthored, or edited several books including Better Capitalism; Good Capitalism/Bad Capitalism; Inside Real Innovation; The Entrepreneurial Imperative, and Controlling Healthcare Costs.

Professor Schramm holds a Ph.D. in economics from Wisconsin where he was a Ford Foundation Fellow and a New York State Regents Graduate Fellow. He earned his J.D. at Georgetown. He was a Robert Wood Johnson Health Policy Fellow at the National Academies of Science. He holds five honorary degrees and the University of Rochester’s George Eastman Medal.

Prathap Singh

Prahtap Singh has served as a director of the Company since April 1, 2016. Mr. Singh is a management consultant. During his 28 years of overall professional experience, he has consulted for a number of companies in diversified sectors including IT, real estate, fast moving consumer goods, and mergers and acquisitions. For the past several years, Mr. Singh has divided his time, spending 6 months in the U.S. and 6 months in India. In doing so, Mr. Singh has gained broad experience in public relations, liaising and lobbying with the U.S. and Indian governments, gaining a deep understanding of the respective political systems, and building extensive connections with both public and private agencies. Mr. Singh has led bilateral trade delegations in his capacity as the International Business & Economic Development Coordinator for U.S. city and county governments, and also as the Vice President for the Asian Indian Chamber of Commerce, USA. These delegations have served as a business and economic development catalyst between India and the U.S.

Muralikrishna Gadiyaram

G. K. Muralikrishna co-founded Helios and Matheson Information Technology Limited (“HMIT”) in 1991 and has been a member of its board of directors since that time and has been its Chief Executive Officer since March 1991. Prior to founding HMIT, he had 15 years of senior level work experience in marketing and commercial areas. Mr. Muralikrishna is primarily responsible for giving a customer oriented focus to the organization. His strengths include team building and forging lasting relationships with institutional clients. Mr. Muralikrisha is a gold-medalist graduate in science with post-graduation in business management from the Indian Institute of Management in Ahmedabad, India.

29

Parthasarathy (Pat) Krishnan

Following the consummation of the merger, Mr. Krishnan will continue as the Chief Executive Officer of the Company. Mr. Krishnan has served as a director of the Company and the Chairman of our Board since April 1, 2016. Mr. Krishnan has also served as the President, Chief Executive Officer and Interim Chief Financial Officer (Principal Financial Officer) of the Company since April 1, 2016. Mr. Krishnan is a technology entrepreneur with a proven track record of creating value through start-up ideas and the ability to convert business problems into feasible technology road maps. Mr. Krishnan has developed solutions for clients that have contributed to the increase in revenue, while helping them reduce operational costs. Mr. Krishnan’s expertise includes cybersecurity, continuous authentication, image processing using cellular automata and symbolic computing, big data analytics (Hadoop), low latency computing, cloud computing, product architecture and development, market analysis, solution delivery, team building and mentoring.

From May 2013 to March 2016, Mr. Krishnan was the Chief Technology Officer and Co-Founder of Ciberoc Corporation. Ciberoc Corporation addresses cyber physical security needs using biometric authentication coupled with multifactor authentication for cloud infrastructure enterprises and financial vertical. Mr. Krishnan created solutions, mentored teams and interfaced with customers during his tenure. Mr. Krishnan has co-authored and presented papers in IEEE conferences on voice biometrics and speaker recognition. Mr. Krishnan also has six patents to his credit in data security.

From February 2006 to April 2013, Mr. Krishnan was the Chief Technology Officer of HMIT, spearheading the establishment of the managed services practice for financial clients and providing strategic direction and positioning the analytics practice.

OPINION REGARDING THE FAIRNESS OF THE TRANSACTION

Opinion of Simon Financial, Inc.

On August 18, 2016, Simon Financial, Inc., referred to in this discussion as Simon, rendered its oral opinion to the Board (which was subsequently confirmed in writing by delivery of Simon’s written opinion dated August 23, 2016), to the effect that, as of August 18, 2016, and based upon and subject to certain matters stated in such opinion, the Merger Consideration being paid by the Company in the Merger is fair to the Company and its stockholders from a financial point of view.

The full text of Simon’s written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken by Simon, has been attached to this document as Appendix E. Simon’s opinion was directed to the Board and only addressed the fairness to the Company and its stockholders, from a financial point of view, of the Merger Consideration, on a pro-forma basis giving effect to the proposed Financing. We encourage our stockholders to carefully read the full text of Simon’s written opinion in its entirety. However, neither Simon’s written opinion nor the summary of its opinion and the related analyses set forth in this Information Statement are intended to be, and do not constitute, advice or a recommendation to the Board or any stockholder as to how to act or vote with respect to proposed Merger or any other matter. Furthermore, Simon’s opinion does not address the fairness of the proposed Financing to the Company or its stockholders and does not address any other aspect or implication of the proposed Merger or the Related Transactions. The summary of Simon’s opinion in this Information Statement is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex E to this Information Statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Simon in preparing its opinion. Simon’s opinion also does not address the relative merits of the Merger as compared to other transactions that might be available with respect to us, nor does it address our underlying business decision to effect the proposed Merger.

Pursuant to an engagement letter dated July 14, 2016, the Board retained Simon to render an opinion as to the fairness to the Company and its stockholders, from a financial point of view, of the Merger Consideration, on a pro-forma basis giving effect to the proposed Financing. Simon was selected by the Board based on Simon’s reputation and experience in the valuation of assets and business entities and its industry experience. Simon does not beneficially own nor has it ever beneficially owned any interest in the Company or Zone Technologies, Inc.

30

The opinion of Simon does not address the Company’s underlying business decision to effect the Merger. Simon has not been requested to, and did not, advise the Board with respect to alternatives to the Merger nor the Financing. Furthermore, Simon was not requested to, and did not negotiate the terms of the Merger or Financing on the Company’s behalf.

In connection with its fairness opinion, Simon made such reviews, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Simon:

●     Held discussions with certain members of the Company’s management team to discuss the Merger, the Financing and the financial condition, future prospects and projected operations and performance of the Company on both a stand alone and pro-forma basis;

●     Reviewed certain publicly available financial statements and other information of the Company as filed with the Securities and Exchange Commission, including SEC Form 10K for the fiscal years ended December 31, 2012 through December 31, 2015, which was the last publicly filed 10K; SEC Form 10Q for the quarter ended June 30, 2016, the last publicly filed 10Q; and SEC Form 8K dated July 12, 2016;

●     Reviewed quarterly pro-forma income statements for 2016 Q1 and 2016 Q2 and quarterly balance sheet as of March 31, 2016 and June 30, 2016;

●     Reviewed the Company’s quarterly financial projections, pro-forma for the Merger and Financing, for 2016 Q3 through 2018 Q2 and related assumptions;

●     Reviewed the Detailed Monthly Zone projections June 2017 through June 2018;

●     Reviewed the Agreement and Plan of Merger between Helios and Matteson Analytics, Inc., Zone Acquisition, Inc. and Zone Technologies, Inc. dated July 7, 2016;

●     Reviewed the May 19, 2016 notice of intent to delist the Company’s stock from the NASDAQ Stock Market due to failure to meet NASDAQ’s minimum stockholder equity requirements;

●     Reviewed the July 25, 2016 letter from NASDAQ granting the Company’s request for continued listing on the NASDAQ Stock Market;

●     Reviewed the reported prices and trading activity of the Common Stock;

●     Reviewed certain other publicly available financial data for certain companies that Simon deems comparable to the Company; and

●     Conducted such other studies, analyses and inquiries as deemed appropriate.

Simon did not independently verify the accuracy and completeness of the information supplied to it with respect to the Company’s and Zone’s business and assets and did not assume any responsibility with respect to such information, nor did Simon independently verify the accuracy and completeness of the information supplied to it with respect to information provided on a pro forma basis giving effect to the Merger and proposed Financing. Simon did not make any independent appraisal of any of the properties or assets involved in the Merger. Simon recognizes that, as with any potential merger or acquisition, there are inherent risks that could prevent the Merger from being consummated and the Financing from being executed.

In rendering its opinion, Simon relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to it, discussed with or reviewed by it, or which is publicly available, and did not assume any responsibility for the accuracy or completeness of such data, material and other information. In addition, Simon was advised, and has assumed, that the financial forecasts and projections provided to it by the Company have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management as to the future financial results and condition of the Company and Zone, as applicable, on both a stand-alone and pro-forma basis after giving effect to both the Merger and Financing. Simon was not engaged to assess the reasonableness or achievability of such forecasts and projections or the assumptions on which they were based, and Simon expressed no opinion with respect to such forecasts, projections or assumptions.

31

In rendering its opinion, Simon relied upon and assumed, without independent verification, that there has been no material change in the assets, liabilities, operations, financial condition, results of operations, business, future prospects, projected operations and performance of the Company or Zone since the date of the most recent financial statements provided to Simon, and that there is no information or any facts that would make any of the information reviewed by Simon (including any forecasts, projections and assumptions described above) incomplete or misleading. Simon did not consider any aspect or implication of any transaction to which the Company is a party (other than as specifically described in the opinion with respect to the Merger and the Financing).

Furthermore, in rendering its opinion, Simon relied upon and assumed, without independent verification, that the Merger will be consummated in accordance with the terms of the Merger Agreement and that all governmental or other approvals or consents necessary for the consummation of the Merger will be obtained without any adverse effect on the Company, Zone, or the Financing or on the expected benefits of the Merger in any way material to its analysis. In addition, Simon relied upon and assumed, without independent verification, that the final forms of the documents provided to it and relied upon will not differ in any material respect from the draft documents provided to it.

Simon was not requested to make, and did not make, any physical inspection or independent appraisal of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company, Zone, or any other party, nor was Simon provided with any such appraisal. Simon did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company or Zone is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company or Zone is or may be a party or is or may be subject and Simon’s opinion made no assumption concerning, and therefore did not consider, the potential effects of any such litigation, regulatory action, claims or investigations or possible assertion of claims, or other contingent liabilities or any outcomes or damages arising out of any such matters.

Simon’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Simon as of, the date of its opinion. Simon did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring after the date of its opinion. Simon did not express any opinion as to the price or range of prices at which shares of Common Stock may trade in the public market or otherwise.

Furthermore, Simon’s opinion is predicated on certain assumptions and representations of the Company regarding the proposed Financing, since the Financing had not been consummated and the ultimate terms of the Financing were unknown as of the date of the opinion. The Company provided and Simon relied upon certain assumptions with respect to the net proceeds of the Financing, the terms of the Financing and the impact on the number of shares of the Company outstanding on a fully diluted basis taking into account the Financing (together with the other assumptions described elsewhere in the opinion, the “Assumptions”). The opinion is based in part on, and was made and delivered in reliance on, the accuracy of these Assumptions, and is only valid based on the accuracy of these Assumptions.

The opinion was prepared for the information of the Board in connection with its evaluation of the Merger and did not constitute a recommendation to the Company, the Board, or any holder of shares of the Common Stock of the Company as to whether to enter into the Merger or to take any other action. Simon’s opinion and the presentation to the Board was one of the many factors taken into consideration by the Board in making its determination to engage in the Merger. Consequently, the analyses described below should not be viewed as determinative of the opinion of the Board or the management of the Company with respect to the value of the Company or Zone or whether Company or Zone would have been willing to agree to a different Merger Consideration.

32

The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. The analyses described below do not purport to be appraisals or to reflect the prices at which the businesses or securities of the Company or Zone might actually be sold. In arriving at its opinion, Simon considered the results of all of its analysis as a whole and did not attribute any particular weight to any particular analysis or factor considered by it. Further, Simon believes that the summary provided above must be considered as a whole and that selecting any portion of Simon’s analyses, without considering all of its analyses, would create an incomplete view of the process underlying Simon’s opinion. In addition, Simon may have deemed various assumptions more or less probable than other assumptions, so that the range of valuations resulting from any particular analysis described herein should not be taken to be Simon’s view of the actual value of the Company or Zone.

The Company has paid Simon fees of $30,000 for its services in connection with the engagement letter and has agreed to reimburse Simon for reasonable out-of-pocket expenses incurred in connection therewith. No portion of the fee is contingent upon the consummation of the Merger or the conclusions reached in the opinion. The engagement letter pursuant to which the Company engaged Simon contains provisions requiring the Company to indemnify, defend and hold harmless Simon, its employees, agents, officers, directors, subcontractors, attorneys, shareholders and other affiliates from certain costs, expenses and damages incurred in connection with any claims arising out of the engagement of Simon or the rendering of the opinions contemplated thereby.

Company-Specific Valuation Considerations

In assessing the financial fairness of the Merger Consideration to the Company and its stockholders, from a financial point of view, Simon (i) analyzed the trading value implied by the Company’s pre-Merger publicly traded equity securities, and (ii) independently valued the Common Stock of the Company, on a pro forma basis giving effect to the Merger and proposed Financing, using widely accepted valuation methodologies.

Analysis of the Company’s Publicly Traded Stock Price. As part of its analysis, Simon analyzed the trading value of the Common Stock. Simon calculated the Company’s 20 day, 30 day, and 60 day average unaffected stock price, prior to the announcement of the Merger on June 6, 2016. Simon also analyzed the 52 week low, high and average unaffected stock price, prior to the Merger announcement. Simon also analyzed the Common Stock’s trading value subsequent to the Merger announcement date.

Fundamental Valuation of the Company. Simon completed an independent, fundamental valuation of the Company, on a pro-forma basis for the Merger and the proposed Financing, using three widely accepted valuation approaches: the market multiple approach, the discounted cash flow approach, and the comparable transaction approach.

Market Multiple Approach. The market multiple approach involved the multiplication of various revenues, earnings and cash flow measures by appropriate risk-adjusted multiples. Given that Zone is a pre-revenue company, pro forma forward revenues and cash flows were capitalized, as it was determined that forward results are more representative of the Company on a pro forma, going forward basis. Multiples were determined through an analysis of certain publicly traded companies, selected on the basis of operational and economic similarity with the principal business operations of the Company. Revenue, earnings and cash flow multiples were calculated for the comparable companies based upon daily trading prices. A comparative risk analysis between the Company, on both a stand alone and pro-forma basis, and the public companies formed the basis for the selection of appropriate risk adjusted multiples for the Company. The risk analysis incorporates both quantitative and qualitative risk factors which relate to, among other things, the nature of the industry in which the Company and the comparable companies are engaged, a comparison of operating performance characteristics, as well as their stage of development.

For purposes of this analysis, Simon selected six publicly traded, information technology services companies, including the Company, for comparison to the Company on a pro forma basis. The companies included:

o	Cognizant Technology Solutions
o	Infosys Limited
o	NeuStar Corporation
o	Sysorex Global
o	Wipro Limited
o	Helios and Matheson Analytics, Inc.

33

In order to determine the enterprise value of the Company on a pro-forma basis, a control premium of 10% was added. Because the market multiple approach is based upon publicly traded prices of equity securities and represents a minority position, a control premium was deemed appropriate, based on a review of control premiums in relevant transactions. The market multiple approach produced indications of an enterprise value for the Company, on a pro-forma basis and giving effect to the proposed Financing, in the range of $65.0 million to $70.0 million.

No company included in the market multiple analysis is identical to Company or Zone. In calculating the comparable companies, Simon made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of the Company or Zone. Mathematical analysis, such as determining the average or median, or the high or low, is not itself a meaningful method of using precedent transaction data.

Comparable Transaction Approach. The comparable transaction approach also involved multiples of revenues and cash flow. Multiples utilized in this approach were determined through an analysis of acquisitions of controlling interests in companies with operations deemed to be reasonably comparable to the Company’s principal business operations, on both a stand alone and pro-forma basis. For purposes of this analysis, Simon analyzed transactions completed between 2011 and June 2016 involving target companies involved in the IT services business and/or development of mobile applications. Given that Zone is a pre-revenue company, forward revenues and cash flows were capitalized, as it was determined that forward results are more representative of the Company on a pro forma, going forward basis. The comparable transaction approach produced indications of an enterprise value for the Company, on a pro-forma basis, in the range of $58.0 million to $71.0 million.

No transaction included in the comparable transaction analysis is identical to the Merger. In evaluating the precedent transactions, Simon made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters. Many of these matters are beyond the control of the Company or Zone. Mathematical analysis, such as determining the average or median, or the high or low, is not itself a meaningful method of using precedent transaction data.

Discounted Cash Flow Approach. The discounted cash flow approach utilized the Company’s pro forma projections prepared by the Company’s management, which gave effect to both the Merger and proposed Financing. The projected cash flows were analyzed on a “debt-free” basis (before cash payments to equity and interest-bearing debt investors) in order to develop an enterprise value indication for the Company on a pro forma basis. A provision for the value of the Company at the end of the forecast period, or terminal value, was also made. The present value of the interim cash flows and the terminal value was determined using a risk-adjusted rate of return or “discount rate.” The discount rate, in turn, was developed through an analysis of rates of return on alternative investment opportunities on investments in companies with similar risk characteristics to the Company. A company specific risk premium was also considered. The discounted cash flow approach produced indications of an enterprise value for the Company, on a pro-forma basis giving effect to both the Merger and proposed Financing, in the range of $64.8 million to $68.2 million.

Simon also performed sensitivity analyses on the discounted cash flow approach, assuming that the Company’s pro forma projections were not achieved. Specifically, Simon performed a sensitivity analysis assuming that the commercialization of Zone’s mobile app was delayed a quarter and the Company’s growth projections were delayed a quarter. Under this scenario, the discounted cash flow approach produced indications of an enterprise value for the Company, on a pro-forma basis giving effect to both the Merger and proposed Financing, in the range of $61.4 million to $64.6 million. Simon also performed a sensitivity analysis assuming that the commercialization of Zone’s mobile app and the Company’s growth projections were both delayed a quarter, and the Company’s pro forma operating expenses as a percentage of revenues increased. Under this scenario, the discounted cash flow approach produced indications of an enterprise value for the Company, on a pro-forma basis giving effect to both the Merger and proposed Financing, in the range of $36.1 million to $38.5 million.

Asset Approach. Simon determined that the asset approach was not appropriate for the purposes of determining the fair market value of the Company as the Company is worth more as a going concern than in liquidation.

Based on the forgoing analyses, Simon concluded that the enterprise value of the Company, on a pro-forma basis after giving effect to the Merger and proposed Financing, was $59.0 million to $65 million. After adding the proceeds from the proposed Financing and subtracting its debt as well as Merger related expenses which were not yet expensed, the total equity value of the Company on a pro forma basis, was determined to be in the range of $62.5 million to $68.5 million. Cash balances were not added back due to the assumption that cash balances were required for operations. Simon then subtracted a discount for lack of control of 9.1 percent, or the inverse of the control premium utilized, in order to arrive at a total equity value, on a pro forma and marketable, minority basis, of $60.0 million.

34

Lastly, Simon divided by the total number of shares of Common Stock issued and outstanding on a fully diluted basis pro forma for both the Merger and proposed Financing. In accordance with the Agreement and Plan of Merger, the Company’s shareholders will own 31.14% of the total number of shares of Common Stock issued and outstanding on a fully diluted basis upon consummation of both the Merger and proposed Financing. The per share value indication resulted in a $8.02 value per share of the Company Common Stock.

CONCLUSION

Based on the foregoing analyses, Simon concluded that the value price of the Common Stock on a stand-alone basis, based upon the unaffected publicly traded price, was between $1.11 per share and $1.31 per share.

Simon further concluded that the value of the Common Stock, on a pro-forma basis after giving effect to the Merger and proposed Financing, was $8.02 per share, based on 7,482,899 shares of the Common Stock issued and outstanding on a fully diluted basis.

On this basis, Simon concluded that the Merger Consideration being paid by the Company in the Merger is fair to the Company and its stockholders from a financial point of view.

COMPARATIVE HISTORICAL PER SHARE DATA

The following tables set forth certain historical, pro forma and pro forma equivalent per share financial information for our Common Stock and shares of Zone common stock.

The following information should be read in conjunction with (i) our audited consolidated financial statements that are included in this Information Statement, (ii) the audited financial statements of Zone that are included in this Information Statement and (iii) the financial information contained in the “Unaudited Pro Forma Condensed Consolidated Financial Statements” section of this Information Statement. The unaudited pro forma information below is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been completed as of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. In addition, the unaudited pro forma information does not purport to indicate balance sheet data or results of operations data as of any future date or for any future period.

Helios and Matheson Analytics Inc. Historical Per Share Data

	As of and for the year ended December 31, 2015	As of and for the six months ended June 30, 2016

Net loss (income) per basic and diluted share	$(0.91)	$(0.12)
Book value per share	$0.81	$0.68
Cash dividends declared per share	--	--

Zone Technologies, Inc. Historical Per Share Data

	As of and for the period ended December 31, 2015	As of and for the six months June 30, 2016

Net loss (income) per basic and diluted share	$(0.11)	$(0.03)
Book value per share	$(0.004)	$(0.007)
Cash dividends declared per share	--	--

35

Combined Helios and Zone

Pro forma combined per share data

As of and for the six months ended June 30, 2016

Net loss (income) per basic and diluted share	$(0.07)
Book value per share	$(0.006)
Cash dividends declared per share

36

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Included at Annex D are unaudited pro forma condensed combined financial statements, referred to as the pro forma financial statements, of the Company and Zone that have been prepared to illustrate the effect of the Merger. Under the terms of the Merger Agreement, each outstanding share of Zone common stock at the effective time will be exchanged for 0.174 shares of our Common Stock. We expect the Merger will be accounted for under the purchase method of accounting for business combinations, with the Company being the accounting and legal acquirer.

The Company has prepared the pro forma financial statements to assist you in understanding the nature and effects of the Merger. The unaudited pro forma statements are based on the Company’s historical combined financial statements adjusted to give effect to the Merger. The unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2016, and for the fiscal year ended December 31, 2015 have been prepared with the assumption that the Merger was completed as of January 1, 2015. The unaudited pro forma condensed combined balance sheet as of June 30, 2016 has been prepared with the assumption that the Merger was completed as of the balance sheet date.

The unaudited pro forma statements do not necessarily reflect what the Company’s financial condition or results of operations would have been had the sale occurred on the dates indicated, or which may result in the future. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited financial information set forth in the pro forma financial statements is preliminary and subject to adjustments and modifications.

The unaudited pro forma financial information has been prepared by the Company based upon assumptions deemed appropriate by the Company's management. An explanation of certain assumptions is set forth under the Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

The unaudited pro forma financial information should be read in conjunction with the Company’s historical Consolidated Financial Statements and Notes thereto contained in the 2015 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, as filed with the Commission.

37

ABOUT ZONE TECHNOLOGIES, INC.

Overview of the Global Positioning System

The Global Positioning System, or GPS, is a worldwide navigation system that enables the precise determination of geographic location using established satellite technology. GPS works anywhere in the world, 24 hours a day. The system consists of a constellation of orbiting satellites. The satellites and their ground control and monitoring stations are maintained and operated by the United States Department of Defense, which maintains an ongoing satellite replenishment program to ensure continuous global system coverage. There are no subscription fees or setup charges to use GPS; access to the system is provided free of charge by the U.S. government.

According to the website, www.GPS.gov, “the actual accuracy users of GPS technology attain depends on factors outside the government’s control, including atmospheric effects, sky blockage, and receiver quality. Real-world data from the FAA show that their high-quality GPS SPS receivers provide better than 3.5 meter horizontal accuracy.” SPS refers to a civilian GPS receiver that has no differential corrections using information broadcast from the GPS satellites alone. GPS offers different levels of accuracy, one of them being ‘standard’, or SPS; SPS tends to be correct within 100 yards.

While originally a military project, GPS is considered a dual-use technology, meaning it has significant military and civilian applications. Some of the most common civilian applications include the following:

●	aside from providing locations and routes to drivers of vehicles, the system can be used for driverless vehicles;

●	both civilian and military cartographers use GPS technology;

●	GPS technology’s accurate time facilitates everyday activities such as banking and mobile phone operations;

●	disaster relief and emergency services depend upon GPS technology for location and timing capabilities;

●	GPS technology is used to identify, locate and maintain contact reports with one or more fleet vehicles in real-time;

●	vehicle tracking systems, person tracking systems, and pet tracking systems use GPS technology to locate a vehicle, person, or pet; and

●	surveyors use absolute locations to make maps and determine property boundaries.

Zone’s Business

Zone was incorporated in the state of Nevada on October 27, 2015. Zone’s corporate office is located at 801 Brickell Avenue, Suite 900, Miami, Florida 33131. Zone’s telephone number is (305)-646-8774. Zone’s website can be found at www.redzonemap.com. Information included on, or that may be obtained from, Zone’s website is not a part of this Information Statement.

Zone is the developer of the proprietary “RedZone Maps”, a GPS-driven, real-time crime and navigation map application (“RedZone Map”) whose goal is to enhance personal safety worldwide by providing users with real time crime data and a platform for alerting other users to criminal and other safety related occurrences in a navigation map format. Zone’s mapping lets users be pro-active when traveling, allowing them to enter a number of different cautionary items such as traffic problems, police sightings, road hazards, accidents and road closures. It also allows users to report a crime and to video upload live incidents. Furthermore, tapping the “crime button” will allow users to see the crimes that have been committed where they live, where they’re traveling or where they’re considering relocating. Zone launched a beta version of RedZone Maps in Apple’s App Store in March 2016.

38

RedZone Maps Smart Phone Application

Coding the earth to plot geographic reference information was developed approximately 50 years ago. It is the process of converting street addresses into geographic coordinates, like latitude and longitude. Vitally important to crime mapping science, geocoding is the most commonly used way of getting crime-related data into a crime map. Not only can postal addresses be displayed, but street centerlines, land parcels and buildings can also be positioned on the map. Many businesses, such as oil and gas companies, and public agencies, such as the police and the military, use mapping as a tool. In February 2016, P&S Market Research reported that the global geographic information system market is expected to increase from approximately $7.6 billion in 2014 to $14.6 billion by 2020, representing a compound annual growth rate of 11.4%.

RedZone Maps informs users of any approaching areas, or “red zones,” that may pose a threat, such as high crime areas, and redirects the user from the existing route, providing alternative routes through low or lower crime areas that the user may not have known were available. In addition, information about verified incidents (thefts, assaults and shootings) sourced from government agencies come pre-loaded on RedZone Maps. To the knowledge of Zone, this type of information is not currently included in routing technology. RedZone Maps also incorporates a social media component, with users engaging in an active online community. Known as “Zoners”, users can interface with other Zoners – not only serving as online map editors, keeping data in their areas up-to-date, but informing other drivers of road hazards, traffic conditions and safety concerns. Additionally, the application’s social media integration includes the ability for Zoners to share their road trip experiences on social-media feeds and profiles. Currently, RedZone Maps provides routes only in the United States and Israel, although Zone plans to expand the technology to include other international routes in the future.

Zone believes that integrating RedZone Maps with the Company’s technology will allow for a faster, more accurate and more precise mapping application. Following the Merger, Zone expects that the Company will use its expertise in data monitoring to monitor the social chatter arising out of the social media platforms like Facebook, Twitter and other public forums and employ the latest tools to ingest crime data, classify, normalize and unify the data as Single Source of Truth (SSoT) to be analyzed using deep machine learning and artificial intelligence techniques to generate context related signals and draw insights. This learning technique can be adopted across any crime data for many geographies to bring out the relevant signals. Zone also expects the Company to build a Software as a Service (SaaS) platform to serve as a single comprehensive source for crime data that can enable enterprises, law enforcement agencies and partners to subscribe for analytical dashboards and comprehensive visualizations.

Digital Advertising

Because of the significant growth in digital advertising, we anticipate that following the Merger Zone will offer advertisers two formats for advertising through the app - branded pins and takeover ads. Branded pins will show drivers how far away they are from stores. Takeovers are interstitial ads designed not to distract drivers. They will pop up when a user is idle for three or more seconds and disappear when the car starts moving. According to information provided by eMarketer mobile advertising which, at approximately $19 billion, represented approximately 16% of all media advertising spending in 2013, is expected to represent approximately 59.4% of all media advertising spending in 2017, at a projected amount of approximately $134 billion. According to Strategy Analytics, U.S. industries spent approximately $52.8 billion in digital advertising in 2015.

Intellectual Property

Zone currently does not have any filed or registered trademarks or patents. Zone has a registered fictitious name “RedZone Map” filed with the Florida Department of State, a website and certain tradenames. Zone has required its employees and independent contractors who are given access to its technology to enter into a proprietary information and inventions agreement with the company to protect its intellectual property.

Competition

Zone believes the principal competitive factors impacting the market for its product are functionality and reliability.

39

In general, Zone operates in a highly competitive market. Mobile navigation applications for smart phones are made by many companies, including Google, Apple, Telenav and Garmin. These companies dominate their industries and are very well capitalized. However, none of these technologies, to the knowledge of Zone, enables travelers to navigate around unsound and risky areas with ease. This incremental component embraces the common good and the user’s personal safety, and is the critical feature that separates the app from other apps of its kind. Even though Zone believes its product is unique, at this time, Zone does not have a significant presence in the market.

Research and Development

Because the industry in which Zone competes is characterized by rapid technological advances, Zone expects that its ability to compete successfully will depend upon its ability to ensure a continual and timely flow of competitive technologies to the marketplace. Zone plans to develop new technologies to enhance RedZone Maps and to expand the range of its product offerings through research and development, the possible licensing of intellectual property and the possible acquisition of third-party businesses and technology. Through June 30, 2016, Zone incurred $244,035 in research and development costs for the development of the RedZone mapping technology.

Properties

Zone leases its corporate offices from Regus on a month-to-month basis.

Employees

Zone has three employees, none of whom are full-time.

Market Price of and Dividends on Zone’s Common Stock

There is no market for Zone’s common stock and Zone has never declared or paid any dividends on its common stock. As of the date of the Merger Agreement, Zone had only one stockholder.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis of the financial condition and results of operations of Zone should be read in conjunction with the unaudited condensed financial statements and related notes as well as the audited financial statements and related notes included elsewhere in this Information Statement. In addition to historical information, the discussion and analysis here and throughout this Information Statement contains forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in the forward-looking statements.

Overview and Plan of Operation

Zone Technologies, Inc. is a Florida based Company engaged in the development and operation of the RedZone application available at no cost from the Apple iTunes® store. Zone Technologies, Inc. was incorporated on October 27, 2015. The application provides users the safest travel routes in GPS map format based on crime data accumulated from government agencies and first-hand reports from a community of active users. Zone commenced its software development activities on January 9, 2015 and as of December 31, 2015 had a version of the application available at the Apple iTunes store.

Zone’s financial statements contemplate the continuation of the business as a going concern. However, Zone is subject to the risks and uncertainties associated with a new business, has no established source of capital, does not yet have the ability to earn revenue and has incurred significant losses from operations since inception. These matters raise substantial doubt about Zone’s ability to continue as a going concern.

40

Zone intends to pursue development of its technology to enable future sales. These activities range from research and development, the possible licensing of intellectual property and the possible acquisition of third-party businesses and technology.

Zone’s anticipated costs include employee salaries and benefits, compensation paid to consultants, capital costs for research and other equipment, costs associated with development activities including travel and administration, legal expenses, sales and marketing costs, general and administrative expenses, and other costs associated with an early stage technology company. Zone expects to incur consulting expenses related to technology development and other efforts as well as legal and related expenses to protect its intellectual property. Zone expects capital expenditures to be between $5 million and $7 million annually.

The amounts that Zone actually spends for any specific purpose may vary significantly, and will depend on a number of factors including, but not limited to, the pace of progress of its commercialization and development efforts, actual needs with respect to product testing, development and research, market conditions, and changes in or revisions to marketing strategies. In addition, Zone may use a portion of any capital raised to acquire complementary products, technologies or businesses; however, it does not have plans for any acquisitions at this time.

Results of Operations for the six months ended June 30, 2016.

Operating Expenses. Operating expenses, consisting of research and development and general and administrative expenses for the six months ended June 30, 2016 were $307,900.

Loss from Operations. Loss from operations for the six months ended June 30, 2016 was $307,900.

Net Loss. As a result of Zone’s operating expenses, its net loss for the six months ended June 30, 2016 was $307,900.

Results of Operations for the period from January 9, 2015 (commencement of operations) through December 31, 2015.

Operating Expenses. Operating expenses, consisting of research and development and general and administrative expenses for the period from January 9, 2015 (commencement of operations) through December 31, 2015 were $1,084,580.

Loss from Operations. Loss from operations for the period from January 9, 2015 (commencement of operations) through December 31, 2015 was $1,084,850.

Net Loss. As a result of Zone’s operating expenses, its net loss for the period from January 9, 2015 (commencement of operations) through December 31, 2015 was $1,084,580.

Liquidity and Capital Resources

At June 30, 2016, Zone’s current assets were less than its current liabilities resulting in a working capital deficit of ($74,810) compared to a working capital deficit of ($38,303) at December 31, 2015. The increase in working capital deficit resulted primarily from an increase in accounts payable and accrued liabilities.

Operating activities for the six months ended June 30, 2016 resulted in cash outflows of $307,900, which were due primarily to general and administrative and research and development expenses. These were offset by a $45,204 increase in accounts payable.

There were no cash outflows from investing activities for the six months ended June 30, 2016.

Financing activities for the six months ended June 30, 2016 resulted in $271,393 of cash inflows, which came primarily from stockholder contributions.

41

Critical Accounting Policies

Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Actual results could differ from those estimates.

Revenue recognition:

Revenue will be recognized when the services have been provided or delivered, the fees are determinable and collection is reasonably assured.

Research and development costs:

Research and development costs have been charged to expense as incurred since Zone cannot ascertain as of December 31, 2015, the future economic benefits arising from the application. Any future capitalizable costs will be subject to an ongoing assessment of recoverability based on anticipated future revenues and changes in software technologies. Costs that may be capitalized include direct costs, labor and related overhead associated with future development and enhancement of the software as application updates.

Income taxes:

Income taxes are accounted for under the asset and liability method as stipulated by Accounting Standards Codification (“ASC”) 740, “Accounting for Income Taxes.” Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in the years in which those temporary differences are expected to be recovered or settled.

Under ASC 740, the effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts expected to be realized by the use of the valuation allowance. A valuation allowance is applied when in management’s view it is more likely than not (50%) that such deferred tax will not be utilized.

ASC 740 provides interpretative guidance for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In the unlikely event when an uncertain tax position arises in which Zone could incur income taxes, Zone would evaluate whether there is a probability that the uncertain tax position taken would be sustained upon examination by the taxing authorities. A liability for uncertain tax positions would then be recorded if Zone determined it is more likely than not that a position would not be sustained upon examination or if a payment would have to be made to a taxing authority.

As of December 31, 2015, Zone does not believe any uncertain tax positions exist that would result in Zone having a liability to the taxing authorities. Zone’s policy is to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of interest expense and general and administrative expense, respectively, in the statement of operations.

Recent accounting pronouncements:

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), No. 2014-09, “Revenue from Contracts with Customers” (topic 606), to replace the existing revenue recognition criteria for contracts with customers and to establish the disclosure requirements for revenue from contracts with customers. The amendments in this ASU are effective for annual reporting periods beginning after December 15, 2018 and interim reporting periods within annual reporting periods beginning after December 15, 2019. Earlier application is permitted only as of an annual reporting period beginning after December 15, 2016. Management is currently assessing whether the implementation of ASU 2014-09 will have any material effect on Zone’s financial statements.

42

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern”, to provide guidance within GAAP requiring management to evaluate whether there is a substantial doubt about an entity’s ability to continue as a going concern and requiring related disclosures.

The ASU is effective for annual periods ending after December 15, 2016. Zone is currently assessing the impact of the ASU, if any, on its financial statements.

DESCRIPTION OF OUR CAPITAL STOCK

We have 32,000,000 shares of capital stock authorized under our certificate of incorporation, consisting of 30,000,000 shares of Common Stock, and 2,000,000 shares of preferred stock, $0.01 par value.

As of the date of this Information Statement we had 2,330,438 shares of Common Stock outstanding. Our authorized but unissued shares of Common Stock are available for issuance without further action by our stockholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which our securities may be listed or traded. We have no shares of preferred stock outstanding.

Holders of our Common Stock are entitled to such dividends as may be declared by our Board out of funds legally available for such purpose, subject to any preferential dividend rights of any then outstanding preferred stock. The shares of Common Stock are neither redeemable or convertible. Holders of our Common Stock have no preemptive or subscription rights to purchase any of our securities.

Each holder of our Common Stock is entitled to one vote for each such share outstanding in the holder’s name. No holder of Common Stock is entitled to cumulate votes in voting for directors.

In the event of our liquidation, dissolution or winding up, the holders of our Common Stock are entitled to receive pro rata our assets which are legally available for distribution, after payments of all debts and other liabilities and subject to the prior rights of any holders of preferred stock then outstanding. All of the outstanding shares of our Common Stock are fully paid and non-assessable.

Our Common Stock is listed on the Nasdaq Capital Market under the symbol “HMNY”. On September 21, 2016, the last sale price of our Common Stock was $8.33 per share.

ACTION BY OUR BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

In accordance with the DGCL, the Board adopted resolutions approving the Merger Agreement and the Transactions at a meeting held on June 24, 2016. The Board executed a written consent, dated August 30, 2016, approving the Note Financing, the Certificate Amendment and the Reverse Split.

In order to obtain the approval of the Action Items by our stockholders, we could have convened a special meeting of our stockholders. However, Section 228(a) of the DGCL and Article II, Section 10 of our bylaws provides that any action that may be taken at any annual or special meeting of our stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to take such action.  To eliminate the costs and management time involved in holding a special meeting and obtaining proxies, and so that we could effect the Action Items as early as possible, we elected to utilize the written consents of the Majority Stockholder. The written consents were signed on September 2, 2016 and September 21, 2016.

VOTE APPROVING THE MERGER AGREEMENT AND THE RELATED TRANSACTIONS

On the record date, there were issued and outstanding 2,330,438 shares of our Common Stock and no shares of our preferred stock.

Pursuant to the DGCL a majority of the outstanding stock of the Company entitled to vote must be voted for the adoption of the Merger Agreement. The Majority Stockholder, holding 1,743,040 votes equal to approximately 75% of the voting equity of the Company, has approved the Merger Agreement, the Merger and the Related Transactions by written consent in lieu of a meeting, thereby satisfying the requirement of the DGCL.

43

EXECUTIVE COMPENSATION

Golden Parachute Compensation

Name	Cash($)	Equity($)	Pension/NQDC($)	Perquisites/Benefits ($)	Tax Reimbursement ($)	Other ($) (1)	Total ($)

Parthasarathy Krishnan	--	--	--	--	--	$225,000	$225,000
Theodore Farnsworth	--	--	--	--	--	$225,000	$225,000

(1) Following the Merger, the Company and Mr. Krishnan intend to enter into an employment agreement pursuant to which the Company estimates that Mr. Krishnan will be paid a salary of $225,000 for his services as Chief Executive Officer of the Company and Chief Technology Officer of Zone. Following the Merger, the Company and Mr. Farnsworth intend to enter into an employment agreement pursuant to which the Company estimates that Mr. Farnsworth will receive a salary of $225,000 for his services as Chief Executive Officer of Zone.

Summary Compensation Table for 2015 and 2014

The following table sets forth certain information regarding all compensation awarded to, earned by or paid to our principal executive officer (the “named executive officer”) for services rendered in all capacities during the years ended December 31, 2015 and 2014. During the last two fiscal years, no one other than the named executive officer received compensation in an amount in excess of $100,000.

Summary Compensation table
Name and Principal position	Year	Salary	Options Awards	Performance Bonus	All Other Compensation (1)	Total

Divya Ramachandran	2015	250,000	-	-	84,400	334,400
President and Chief Executive Officer	2014	250,000	-	-	75,600	325,600

(1)	All Other Compensation is comprised of monthly rent reimbursed to Ms. Ramachandran during the period.

Option Exercises for 2015

No options were exercised by the named executive officer of the Company during 2015.

Outstanding Equity Awards at 2015 Fiscal Year End

The named executive officer did not hold equity compensation awards as of December 31, 2015.

Employment Agreements

There are no employment agreements with the Company’s named executive officer.

Director Compensation

The following table sets forth certain information regarding compensation for services rendered by the Company’s directors during the fiscal year ended December 31, 2015. During the fiscal year ended December 31, 2015, there were no equity awards granted to directors.

44

Name	Fees Earned or Paid in cash (a)
Srinivasaiyer Jambunathan	$30,000
Kishan Grama Ananthram	$30,000
Viraj Patel	$30,000
Divya Ramachandran	$-

(a) Non-employee directors received non-employee directors’ compensation of $7,500 per quarter during 2015. Each director is reimbursed for travel and other reasonable expenses incurred as related to the business of the Company.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the record date, with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Exchange Act) who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors and executive officers and by all of our directors and executive officers as a group. The address of each of our directors and executive officers is Empire State Building, 350 Fifth Avenue, New York, New York 10118.

Name	Number of Shares of Common Stock(1)	Percentage of Class of Voting Power
Officers and Directors

Parthasarathy (Pat) Krishnan	38,312	*
All officers and directors	38,312
5% Holders

Helios and Matheson Information Technology Ltd. (2)	1,743,040	74.8%
Navneet Chugh	230,000	9.9%

 *Less than 1%.

(1) For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (a) which such person has the right to acquire within 60 days after such date, (b) over which such person has voting power or (c) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security which such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) The address of the Majority Stockholder is Crest No. 04-01, Ascendas International Technology Park, Taramani, Chennai, India.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

This Information Statement should be read in conjunction with certain reports that we previously filed with the Commission. We are subject to the informational requirements of the Exchange Act and, in accordance therewith, we file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Commission.  Reports and other information that we file can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549.  Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates.  The Commission maintains a website on the Internet (http://www.sec.gov) that contains the filings of issuers that file electronically with the Commission through the EDGAR system.  Copies of such filings may also be obtained by writing to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, New York, New York 10118.

NO DISSENTERS’ RIGHTS

Our stockholders do not have the right to dissent or to receive an agreed or judicially appraised value for their shares of our Common Stock.

45

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to us at Empire State Building, 350 Fifth Street, New York, New York 10118, or telephoning us at (212) 979-8228.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer that we mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to us at our principal executive offices.

This Information Statement is provided to the holders of our Common Stock only for information purposes in connection with the actions taken by written consent, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement and the annexes thereto.

By Order of the Board of Directors

________________, 2016

46

 ANNEX A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

HELIOS AND MATHESON ANALYTICS INC.,

ZONE ACQUISITION, INC.

AND

ZONE TECHNOLOGIES, INC.

Dated as of July 7, 2016

TABLE OF CONTENTS

Page

Article 1 Transactions and Terms of Merger		2

1.1	Merger.	2
1.2	Time and Place of Closing.	2
1.3	Effective Time.	2
1.4	Charter and Bylaws.	3
1.5	Directors and Officers.	3
1.6	Conversion of Shares.	3
1.7	Anti-Dilution Provisions.	4
1.8	Dissenting Shares.	5
1.9	Exchange Procedures.	5
1.10	Rights of Former Company Shareholders.	7
1.11	Tax Consequences.	7

Article 2 Representations and Warranties of the Company		8

2.1	Authority Relative to this Agreement	8
2.2	Organization and Qualification; Subsidiaries	8
2.3	No Material Change	8
2.4	No Violations	9
2.5	Consents	9
2.6	Capitalization	9
2.7	Ownership of Subsidiaries	10
2.8	Company Financial Statements.	10
2.9	Books and Records	11
2.10	Minute Books	12
2.11	No Undisclosed Liabilities	12
2.12	Taxes	12
2.13	Litigation	13
2.14	Company Material Contracts	14
2.15	Permits.	14
2.16	Expropriation	14
2.17	Rights of Other Persons	15
2.18	Intellectual Property	15
2.19	Compliance with Laws	17
2.20	Employment Matters	18
2.21	Related Party Transactions	18
2.22	Registration Rights	19
2.23	Restrictions on Business Activities	19
2.24	Brokers	19
2.25	Insurance	19
2.26	No Cease Trade	19
2.27	Securities Laws	19
2.28	Certain Business Practices	19
2.29	Employee Benefits Plans.	20

i

2.30	Anti-Takeover Provisions.	21
2.31	Survival of Representations and Warranties.	21

Article 3 Representations and Warranties of HELIOS and Sub		21

3.1	Authority Relative to this Agreement	21
3.2	Organization and Qualification; Subsidiaries	22
3.3	No Material Change	22
3.4	No Violations	23
3.5	Consents	23
3.6	Capitalization	23
3.7	Ownership of Subsidiaries	24
3.8	Helios SEC Documents; Financial Statements.	24
3.9	Books and Records	26
3.10	Minute Books	26
3.11	No Undisclosed Liabilities	26
3.12	Taxes	26
3.13	Litigation	28
3.14	Material Contracts	28
3.15	Permits.	29
3.16	Expropriation	29
3.17	Rights of Other Persons	29
3.18	Intellectual Property	29
3.19	Compliance with Laws	32
3.20	Employment Matters	32
3.21	Related Party Transactions	33
3.22	Registration Rights	33
3.23	Restrictions on Business Activities	33
3.24	Brokers	33
3.25	Insurance	33
3.26	No Cease Trade	33
3.27	Securities Laws	34
3.28	Certain Business Practices	34
3.29	Anti-Takeover Provisions.	34
3.30	Ownership and Operations of Sub.	34

3.31	Employee Benefits Plans.	34
3.32	Listing Compliance.	35
3.33	Survival of Representations and Warranties.	35

Article 4 Conduct of Business Pending Consummation		35

4.1	Affirmative Covenants of the Company.	35
4.2	Negative Covenants of the Company.	36
4.3	Affirmative Covenants of Helios.	38
4.4	Negative Covenants of Helios.	38
4.5	Notification of Certain Matters.	41
4.6	No Control of Other Party’s Business; Other Actions.	41
4.7	Preparation of Registration Statement; Required Company Vote.	42
4.8	No Solicitation.	44
4.9	Access to Information.	47
4.10	Filing with State Office.	47
4.11	Directors’ and Officers’ Indemnification and Insurance.	47
4.12	Press Releases.	49
4.13	Takeover Laws; Charter Provisions; No Rights Plan.	49
4.14	Shareholder Litigation.	49
4.15	Governance Matters.	50
4.16	NASDAQ Listing.	50
4.17	Voting and Support Agreements.	50
4.18	Helios Board of Directors.	50
4.19	Amendment to Helios Equity Incentive Plan	50
4.20	Employment Agreements.	51

Article 5 Conditions Precedent to Obligations to Consummate		51

5.1	Conditions to Obligations of Each Party.	51
5.2	Conditions to Obligations of Helios and Sub.	53
5.3	Conditions to Obligations of the Company.	53

Article 6 Termination		54

6.1	Termination.	54
6.2	Effect of Termination.	56
6.3	Expenses	58

Article 7 Miscellaneous		58

7.1	Definitions.	58
7.2	Non-Survival of Representations, Warranties and Agreements.	68
7.3	Disclosure Schedules.	68
7.4	Governing Law; Jurisdiction.	69
7.5	WAIVER OF JURY TRIAL	69
7.6	Severability; Construction.	69
7.7	Specific Performance.	70
7.8	Entire Agreement.	70
7.9	Amendments.	70
7.10	Extension; Waivers.	70
7.11	Parties in Interest.	71
7.12	Assignment.	71
7.13	Notices.	71
7.14	Counterparts.	72
7.15	Captions; Articles and Sections.	72
7.16	Recitals.	72
7.17	Interpretations.	72

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of July 7, 2016, by and among HELIOS AND MATHESON ANALYTICS INC., a Delaware corporation (“Helios”); ZONE ACQUISITION, INC., a Nevada corporation (“Sub”), and ZONE TECHNOLOGIES, INC., a Nevada corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Section 7.1.

Recitals

WHEREAS, the board of directors of the Company (the “Company Board”) has determined that a merger of the Company and Sub, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of the Company and its stockholders, and declared it advisable to enter into this Agreement with Helios and Sub and consummate the transactions described herein;

WHEREAS, the board of directors of Helios (the “Helios Board”) and the board of directors of Sub have determined that a merger of the Company and Sub, on the terms and subject to the conditions set forth herein, is fair to, and in the best interests of Helios, Sub and Helios’ shareholders and Sub’s sole stockholder, respectively, and have determined that it is in the best interests of Helios and Sub and Helios’ shareholders and Sub’s sole stockholder, respectively, and declared it advisable, to enter into this Agreement and consummate the transactions described herein (the “Helios Board Recommendation”);

WHEREAS, the Company Board has (a) approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, and (b) recommended approval and adoption of this Agreement by the stockholders of the Company (the “Company Board Recommendation”);

WHEREAS, the board of directors of Sub, has (a) approved and adopted this Agreement and the transactions contemplated hereby, including the Merger, and (b) recommended approval of this Agreement and the transactions contemplated hereby by the sole stockholder of Sub;

WHEREAS, it is the intention of the Parties to this Agreement that the Merger for U.S. federal income tax purposes shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (the “Code”), and this Agreement is intended to be, and is hereby adopted as, a plan of reorganization within the meaning of Section 368(a) of the Code; and

WHEREAS, at the Effective Time, Sub shall merge with and into the Company, with the Company surviving such merger, and the outstanding shares of Company Common Stock shall be converted into the right to receive shares of Helios Common Stock (except as provided herein) and, upon the terms and subject to the conditions of this Agreement, the Company shall continue to conduct its business and operations as a wholly owned subsidiary of Helios.

NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, the Parties hereby agree as follows:

Article 1
Transactions and Terms of Merger

1.1     Merger.

On the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Sub shall be merged with and into the Company in accordance with the provisions of the Nevada Revised Statutes, (the “NRS”) and with the effects provided in the NRS (the “Merger”). At the Effective Time, the separate existence of Sub shall cease and the Company shall continue as the Surviving Corporation in the Merger and shall be a wholly owned Subsidiary of Helios and shall continue to be governed by the Laws of the State of Nevada. From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers, immunities, purposes and franchises, both public and private, of each of the Company and Sub, all real property and personal property, tangible and intangible, of every kind and description, belonging to each of the Company and Sub shall be vested in the Surviving Corporation without further act or deed, and the title to any real estate, or any interest therein, vested in each of the Company and Sub shall not revert or be in any way impaired by reason of such Merger, the Surviving Corporation shall be liable for all the obligations and liabilities of each of the Company and Sub and any claim existing or Legal Proceeding pending by or against each of the Company and Sub may be enforced as if such Merger had not taken place, and neither the rights of creditors nor any liens upon, or security interests in, the property of each the Company and Sub shall be impaired by such merger or consolidation.

1.2     Time and Place of Closing.

The closing of the transactions contemplated hereby (the “Closing”) will take place at 9:00 a.m., New York City time, or such other time as the Parties, acting through their authorized officers, may mutually agree, on a date to be specified by the parties hereto, but no later than the third (3rd) Business Day following the satisfaction or waiver of the conditions (excluding the conditions that, by their nature, cannot be satisfied until the Closing, but subject to the satisfaction or waiver of those conditions at Closing) set forth in Article 5, unless this Agreement has been theretofore terminated pursuant to its terms or unless another time or date is agreed to in writing by the Parties. The Closing shall be held at the offices of Mitchell Silberberg & Knupp, LLP, 12 East 49th Street, 30th Floor, New York, New York 10017 (or pursuant to the electronic or other remote exchange of documents and closing deliverables required by this Agreement), unless another place is agreed to in writing by the Parties. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

1.3     Effective Time.

Concurrently with the Closing, the Company, Helios and Sub shall cause articles of merger relating to the Merger substantially in the form attached hereto as Exhibit A (the “Articles of Merger”) to be duly executed and filed with the office of the Secretary of State of the State of Nevada as provided under the NRS. The Merger shall become effective on the date and time at which the Articles of Merger have been properly filed with the Secretary of State of the State of Nevada and such date and time is hereinafter referred to as the “Effective Time.” The Merger shall have the effects set forth in this Agreement and the NRS.

1.4          Charter and Bylaws.

At the Effective Time, the articles of incorporation of the Surviving Corporation shall be the articles of incorporation of Sub in effect immediately prior to the Effective Time, and the bylaws of the Surviving Corporation shall be the bylaws of Sub in effect immediately prior to the Effective Time, in each case until thereafter amended in accordance with their respective terms and the NRS, provided that each shall be amended to change the name of the Company therein to “Zone Technologies, Inc.”

1.5          Directors and Officers.

The directors of Sub in office immediately prior to the Effective Time (together with such additional persons as may be appointed or elected to become directors of the Surviving Corporation effective as of the Effective Time), shall be those persons set forth on Schedule 1.5 and shall be the directors of the Surviving Corporation at and as of the Effective Time and shall serve in such capacity until the earlier of their resignation or removal or until their successors are duly elected and qualified in accordance with the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation and the NRS. The officers of Sub shall be those persons set forth on Schedule 1.5 at and as of the Effective Time and shall serve in such capacity until the earlier of their resignation or removal or until their successors are duly elected and qualified in accordance with the applicable provisions of the articles of incorporation and bylaws of the Surviving Corporation and the NRS.

1.6          Conversion of Shares.

Subject to the terms and conditions of this Agreement, including, but not limited to, the provisions of this Article 1, at the Effective Time, by virtue of the Merger and without any action on the part of Helios, the Company, Sub or any holder of Company Common Stock:

(a)     Conversion of Sub Common Stock. Each share of Sub Common Stock issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation (the “Converted Shares”). The Converted Shares shall constitute the only outstanding shares of capital stock of the Surviving Corporation at the Effective Time. From and after the Effective Time, the certificate representing the outstanding shares of Sub Common Stock shall be deemed for all purposes to represent the Converted Shares until the board of directors of the Surviving Corporation issues a new certificate in respect of such shares.

(b)     Shares Held by the Company or Helios. Each of the shares of Company Common Stock held by any of the Company Entities (including shares of Company Common Stock held in treasury by the Company) or by any of the Helios Entities shall be canceled and retired at the Effective Time and no consideration shall be issued in exchange therefor.

(c)     Conversion of Company Common Stock. Each share of Company Common Stock (excluding shares cancelled pursuant to Section 1.6(b) and any Dissenting Shares) issued and outstanding at the Effective Time shall cease to be outstanding and shall be converted into and exchanged for the right to receive shares of Helios Common Stock in the ratio (the “Exchange Ratio”) of 0.174 shares of Helios Common Stock for such share of Company Common Stock (the “Merger Consideration”), such that the capital structure of Helios immediately after the Effective Time and satisfaction of the conditions to Closing set forth in Article 5 hereof shall be as set forth in Exhibit B hereto (the “Post-Merger Capitalization”). The Company and Helios agree to cooperate in good faith to amend this Agreement prior to the conclusion of the Due Diligence Review Period to adjust the Exchange Ratio if and to the extent needed for the conversion of Company Common Stock to Helios Common Stock hereunder to remain consistent with the Post-Merger Capitalization and the preceding sentence. From and after the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate (a “Company Certificate”) or book-entry share (a “Book-Entry Share”) representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration therefor, without interest thereon, upon the surrender of such Company Certificate or Book-Entry Share in accordance with Section 1.9.

(d)     Fractional Shares. In no event shall any holder of Company Common Stock be entitled to a fractional share of Helios Common Stock. Notwithstanding any other provision of this Agreement, where the aggregate number of shares of Helios Common Stock to be issued to a holder of shares of Company Common Stock pursuant to the Merger would result in a fraction of a share of Helios Common Stock (after taking into account all Company Certificates and Book-Entry Shares delivered by such holder), the number of shares of Helios Common Stock to be received by such holder of Company Common Stock shall be rounded down to the nearest whole share of Helios Common Stock.

1.7          Anti-Dilution Provisions.

If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or Helios Common Stock shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, reorganization, recapitalization, split, combination, contribution or exchange of shares, the Merger Consideration and any adjustments or payments to be made under Section 1.6, together with equity incentive awards issuable pursuant to the Helios 2014 Equity Incentive Plan, as amended by the Helios Plan Amendment, as provided by Section 4.19 hereof, which are based upon the number of shares of Company Common Stock or Helios Common Stock, shall be correspondingly adjusted to provide the holders of Company Common Stock and recipients of such equity incentive awards, the same economic effect as contemplated by this Agreement prior to such event.

1.8          Dissenting Shares.

Notwithstanding anything to the contrary set forth in this Agreement, no shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and in respect of which appraisal rights shall have been perfected in accordance with the NRS in connection with the Merger (collectively, “Dissenting Shares”) shall be converted into a right to receive that portion of the Merger Consideration otherwise issuable to the holder of such Dissenting Shares as provided in Section 1.6(c), but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to the NRS. Each holder of Dissenting Shares who, in accordance with the NRS, becomes entitled to payment of the “fair value” for such shares shall receive payment therefor from the Surviving Corporation in accordance with such laws (but only after the value therefore shall have been agreed upon or finally determined pursuant to the NRS); provided, however, that if any such holder of Dissenting Shares shall have effectively withdrawn such holder’s demand for appraisal of such shares or failed to perfect or lost such holder’s right to appraisal and payment of such shares under the NRS, such holder or holders (as the case may be) shall forfeit the right to appraisal of such shares and each such share shall thereupon be deemed to have been cancelled, extinguished and exchanged, as of the Effective Time, into and represent the right to receive from Helios shares of Helios Common Stock, as provided in Section 1.6. The Company shall provide Helios with (i) prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the NRS that relates to such demand, and (ii) the opportunity to participate in all negotiations and proceedings with respect to such demands. Except with the prior written consent of Helios, the Company shall not make any payment with respect to, or settle or offer to settle, any such demands.

1.9          Exchange Procedures.

(a)     On the Closing Date, Helios shall make available to Helios’ transfer agent (the “Exchange Agent”), for exchange in accordance with this Section 1.9, the shares of Helios Common Stock issuable pursuant to this Agreement. Promptly after the Effective Time, the Surviving Corporation shall instruct the Exchange Agent to mail to each holder of record of a Company Certificate or Book-Entry Shares (other than Dissenting Shares”) immediately prior to the Effective Time, appropriate transmittal materials and instructions (which shall specify that delivery shall be effected, and risk of loss and title to such Company Certificates or Book-Entry Shares shall pass, only upon proper delivery of such Company Certificates or Book-Entry Shares to the Exchange Agent). Each holder of shares of Company Common Stock that have been converted into the right to receive Merger Consideration shall be entitled to receive the Merger Consideration in respect of any share of Company Common Stock represented by a Company Certificate or any Book-Entry Share upon (i) surrender to the Exchange Agent of such Company Certificate, together with a duly completed and validly executed letter of transmittal and duly endorsed as the Exchange Agent may require or (ii) receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of the transfer as the Exchange Agent may reasonably request) in the case of book-entry of Book-Entry Shares. In the event of a transfer of ownership of shares of Company Common Stock represented by Company Certificates or Book-Entry Shares that are not registered in the transfer records of the Company, the consideration provided in Section 1.6 may be issued to a transferee if the Company Certificates representing such shares or Book-Entry Shares are delivered to the Exchange Agent, accompanied by all documents required to evidence such transfer and by evidence satisfactory to the Exchange Agent that any applicable stock transfer Taxes have been paid. If any Company Certificate shall have been lost, stolen, mislaid or destroyed, upon receipt of (i) an affidavit of that fact from the holder claiming such Company Certificate to be lost, mislaid, stolen or destroyed, and (ii) any other documents necessary to evidence and effect the bona fide exchange thereof (collectively (i) and (ii) being the “Lost Certificate Documents”), the Exchange Agent shall issue to such holder the consideration into which the shares represented by such lost, stolen, mislaid or destroyed Company Certificate shall have been converted. The Exchange Agent may establish such other reasonable and customary rules and procedures in connection with its duties as it may deem appropriate. Helios shall pay all charges and expenses, including those of the Exchange Agent, in connection with the distribution of the consideration provided in Section 1.6. No interest will accrue or be paid to any holder of Company Common Stock.

(b)     After the Effective Time, each holder of shares of Company Common Stock (other than shares to be canceled pursuant to Section 1.6(b) and Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall surrender or transfer the Company Certificate or Company Certificates representing such shares or Book-Entry Shares to the Exchange Agent together with a duly completed and validly executed letter of transmittal, duly endorsed as the Exchange Agent may require, and shall promptly upon surrender thereof receive in exchange therefor the consideration provided in Section 1.6 in one or more shares of Helios Common Stock, which shall be in uncertificated book entry form unless a physical certificate is requested, together with all undelivered dividends or distributions in respect of such shares (without interest thereon) pursuant to Section 1.7. Helios shall not be obligated to deliver the Merger Consideration to which any former holder of Company Common Stock is entitled as a result of the Merger until such holder surrenders or transfers such holder’s Company Certificate or Company Certificates or Book-Entry Shares for exchange or the Lost Certificate Documents as provided in this Section 1.9.

(c)     Any portion of the aggregate Merger Consideration that remains unclaimed by the holders of Company Common Stock for one year after the Effective Time shall be returned to Helios (together with any dividends or earnings in respect thereof). Any holders of Company Common Stock who have not theretofore complied with this Article 1 shall thereafter be entitled to look only to Helios, and only as a general creditor thereof, for payment of the Merger Consideration deliverable in respect of each share of Company Common Stock such holder holds as determined pursuant to this Agreement, in each case, without any interest thereon or at the election of Helios delivery of the Merger Consideration which could have been claimed by such holder pursuant to Section 1.9.

(d)     Any other provision of this Agreement notwithstanding, none of Helios, the Surviving Corporation or the Exchange Agent shall be liable to a holder of Company Common Stock for any amounts paid or property delivered in good faith to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts of consideration remaining unclaimed by holders of shares of Company Common Stock immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by Law, the property of Helios free and clear of any claims or interest of any Person previously entitled thereto.

(e)     If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes or intent of this Agreement and to vest the Surviving Corporation with full right, title and possession to all Assets, property, rights, privileges, powers and franchises of the Company and Sub, the directors and officers of Helios and the Surviving Corporation shall have the authority to take all such lawful and necessary action.

1.10       Rights of Former Company Shareholders.

At the Effective Time, the stock transfer books of the Company shall be closed as to holders of Company Common Stock immediately prior to the Effective Time, and no transfer of Company Common Stock by any such holder shall thereafter be made or recognized. If, after the Effective Time, Company Certificates and Book-Entry Shares representing shares of Company Common Stock (other than Dissenting Shares) are presented to the Surviving Corporation for transfer, they shall be canceled and exchanged for the Merger Consideration as provided in this Article 1. Until surrendered for exchange in accordance with the provisions of Section 1.9, each Company Certificate theretofore representing shares of Company Common Stock and each Book-Entry Share (other than shares to be canceled pursuant to Section 1.6(b) and Dissenting Shares) shall from and after the Effective Time represent for all purposes only the right to receive the consideration provided in Section 1.6 in exchange therefor, subject, however, to the Surviving Corporation’s obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which have been declared or made by the Company in respect of such shares of Company Common Stock in accordance with the terms of this Agreement and which remain unpaid at the Effective Time. To the extent permitted by Law, former shareholders of record of the Company shall be entitled to vote after the Effective Time at any meeting of Helios shareholders the number of whole shares of Helios Common Stock into which their respective shares of Company Common Stock are converted, regardless of whether such holders have exchanged their Company Certificates or Book-Entry Shares for shares of Helios Common Stock in accordance with the provisions of this Agreement. Whenever a dividend or other distribution is declared by Helios on the shares of Helios Common Stock, the record date for which is at or after the Effective Time, the declaration shall include dividends or other distributions on all shares of Helios Common Stock issuable pursuant to this Agreement, no dividend or other distribution payable to the holders of record of shares of Helios Common Stock as of any time subsequent to the Effective Time shall be delivered to the holder of any Company Certificates or Book-Entry Shares until such holder surrenders such Company Certificates or Book-Entry Shares for exchange as provided in Section 1.9. However, upon surrender of such Company Certificates or Book-Entry Shares, both the shares of Helios Common Stock (together with all such undelivered dividends or other distributions without interest) and any undelivered dividends and cash payments payable hereunder (without interest) shall be delivered and paid with respect to each share represented by such Company Certificates or Book-Entry Shares.

1.11       Tax Consequences.

The Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Code. The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations. Each of the Parties shall, for U.S. federal income tax purposes, report the Merger as a reorganization within the meaning of Section 368 of the Code.

Article 2
Representations and Warranties of the Company

The Company represents and warrants to Helios and Sub that:

2.1          Authority Relative to this Agreement. The Company has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the performance by the Company of its obligations hereunder have been duly authorized by its board of directors and no other corporate proceedings, other than obtaining the Required Company Vote, on its part are necessary to authorize this Agreement or the Merger that have not been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

2.2          Organization and Qualification; Subsidiaries. Each of the Company and the Company Subsidiaries is a corporation or limited liability company, as applicable, duly incorporated, amalgamated, continued or created and validly existing under the applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate or legal power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. Each of the Company and the Company Subsidiaries is duly registered, licensed or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so registered or in good standing or to have such Permits would not have a Company Material Adverse Effect.

2.3          No Material Change. Since June 15, 2016 (the “Company Balance Sheet Date”):

(a)     Each of the Company and the Company Subsidiaries has conducted its business only in the ordinary and regular course of business;

(b)     There has not occurred any event that constituted or with the passage of time would constitute a Company Material Adverse Effect;

(c)     The Company has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding Company Common Stock;

(d)     The Company has not effected any material change in its accounting methods, principles or practices;

(e)     There has been no dividend or distribution of any kind declared, paid or made by the Company on any of the Company Common Stock;

(f)     The business and property of the Company and the Company Subsidiaries conform in all material respects to the description thereof contained in the documents made available by the Company to Helios in the electronic data room established by the Company, if any, or otherwise made available by the Company to Helios, and there has not been any acquisition or sale by the Company or the Company Subsidiaries of any material property or assets; and

(g)     Other than in the ordinary and regular course of business consistent with past practice, there has not been any incurrence, assumption or guarantee by the Company or the Company Subsidiaries of any debt for borrowed money, any creation or assumption by the Company, or the Company Subsidiaries of any Lien or any making by the Company of any loan, advance or capital contribution to or investment in any other Person.

2.4          No Violations. Neither the authorization, execution and delivery of this Agreement by the Company nor the completion of the transactions contemplated by the Agreement or the Merger, nor the performance of its obligations thereunder, nor compliance by the Company with any of the provisions hereof will:

(a)     Result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to purchase or sale under, any provision of: (i) the Organizational Documents of the Company or any of the Company Subsidiaries, (ii) any Permit or Material Contract to which the Company or any Company Subsidiary is a party or to which any of them, or any of their respective properties or assets, may be subject or by which the Company or any of the Company Subsidiaries is bound, or (iii) assuming that the Required Company Vote is obtained, any Law, regulation, order, judgment or decree applicable to the Company or any of the Company Subsidiaries or any of their respective properties or assets.

(b)     Give rise to any rights of first refusal or trigger any change in control provisions, rights of first offer or first refusal or any similar provisions or any restrictions or limitations under any note, bond, mortgage, indenture, Material Contract, license, franchise or Permit to which any the Company or any of the Company Subsidiaries is a party;

(c)     Give rise to any termination or acceleration of indebtedness, or cause any third party indebtedness to come due before its stated maturity or cause any available credit to cease to be available; or

(d)     Result in the imposition of any Lien upon any of the property or assets of the Company or any of the Company Subsidiaries or restrict, hinder, impair or limit the ability of either the Company or any of the Company Subsidiaries to conduct its business as and where it is now being conducted which would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.5          Consents. No consents, approvals and notices are required from any third party under any Company Material Contracts in order for the Company or any of the Company Subsidiaries to proceed with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement and the Merger.

2.6          Capitalization.

(a)     The authorized capital of the Company consists of 500,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share. As of the date of this Agreement, (i) 10,000,000 shares of Company Common Stock were issued and outstanding, and (ii) zero (0) shares of Company Common Stock were held by the Company in its treasury, and (iii) zero (0) shares of Company preferred stock were issued and outstanding. All outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(b)     There are on the date hereof no outstanding (i) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities or ownership interests in the Company, (ii) options, warrants, rights or other agreements or commitments requiring the Company to issue, or other obligations of the Company to issue, any capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for capital stock or voting securities or other ownership interests in) the Company (or, in each case, the economic equivalent thereof), (iii) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock, voting securities or other ownership interests in the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Company, being referred to collectively as “Company Securities”), or (iv) obligations by the Company or any Company Subsidiary to make any payments based on the price or value of the shares of Company Common Stock. There are no outstanding obligations of the Company or any Company Subsidiary to purchase, redeem or otherwise acquire any Company Securities. There are no voting trusts or other agreements or understandings to which the Company or any Company Subsidiary is a party with respect to the voting of capital stock of the Company, except as contemplated by Section 4.17 hereof. All outstanding securities of the Company have been offered and issued in compliance in all material respects with all applicable Securities Laws and any applicable U.S. state securities and “blue sky” laws.

2.7          Ownership of Subsidiaries. As of the date of this Agreement, the Company does not own, directly or indirectly, any capital stock of or other voting securities or equity or similar interests in, any corporation, partnership, joint venture, association, limited liability company or other entity or Person. Representations, warranties and undertakings made herein by or with respect to any Company Subsidiary shall not be applicable until such time as the Company obtains a Company Subsidiary.

2.8          Company Financial Statements.

(a)     Section 2.8(a) of the Company Disclosure Schedule sets forth: (a) unaudited balance sheets of the Company (including the notes thereto) for the period from inception through December 31, 2015 and the related statements of income, changes in shareholders’ equity, and cash flow for the fiscal year then ended (“Company Unaudited Financial Statements”) and (b) unaudited balance sheets of the Company for the quarter ended March 31, 2016 and the period from April 1, 2016 ended June 15 2016, and the related consolidated statements of income, changes in shareholders’ equity, and cash flow for each of the above periods (the unaudited financial statements referenced in this subparagraph (b) are referred to as the “Initial Company Interim Financial Statements”).

(b)     Prior to the Closing, the Company shall have delivered to the Company (a) the audited consolidated balance sheets of the Company (including the notes thereto) for the years ending December 31, 2015 and 2014 and the related consolidated statements of income, changes in shareholders’ equity, and cash flow for each of the fiscal years then ended, which audit shall have been completed at the Company’s sole expense by Helios’s independent certified public accountants (“Company Audited Financial Statements”), and (b) the Initial Company Interim Financial Statements with any applicable adjustments after review by the Helios’s independent certified public accountants (the “Reviewed Company Interim Financial Statements”); and at the time of such delivery, Section 2.8(a) of the Company Disclosure Schedule shall be deemed amended and restated thereby. Any changes to the Company Unaudited Financial Statements reflected in the Company Audited Financial Statements, or adjustments to the Initial Company Interim Financial Statements, would not have a Company Material Adverse Effect.

(c)     The Company Audited Financial Statements, the Company Unaudited Financial Statements, the Initial Company Interim Financial Statements and the Reviewed Company Interim Financial Statements (collectively, the “Company Financial Statements”) fairly present the financial condition and the results of operations, changes in shareholders’ equity, and cash flow of the Company as at the respective dates of and for the periods referred to in such financial statements, and with respect to the Reviewed Company Interim Financial Statements and the Company Audited Financial Statements, are or will be presented in accordance with GAAP, subject to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be materially adverse) and the absence of notes (that, if presented, would not differ materially from those included in the foregoing balance sheets); the Company Financial Statements reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. To the Company’s Knowledge, no financial statements of any Person other than the Company are required by GAAP to be included in the Company Financial Statements.

(d)     The Company has delivered or made available to Helios true, complete and correct copies of all management letters, if any, relating to any audit or review of the Company Financial Statements, and all letters, if any, relating to the internal controls or other accounting practices of the Company.

(e)     Neither the Company nor any of the Company Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company or any Company Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC).

2.9          Books and Records. The financial books, records and accounts of the Company and its subsidiaries: (i) have been maintained in all material respects in accordance with applicable Laws and, if required, to the Company’s Knowledge, GAAP on a basis consistent with prior years; (ii) are stated in reasonable detail and accurately and fairly reflect the transactions, acquisitions and dispositions of the assets of the Company and its subsidiaries in all material respects; and (iii) accurately and fairly reflect in all material respects the basis for the Company Financial Statements.

2.10          Minute Books. The corporate minute books of the Company and the Company Subsidiaries contain minutes of substantially all meetings and resolutions of its board of directors and committees of such boards of directors or managers, as applicable, other than those portions of minutes of meetings reflecting discussions of the Merger, and shareholders or members, as applicable, held according to applicable Laws and are complete and accurate in all material respects.

2.11          No Undisclosed Liabilities. Neither the Company nor any of the Company Subsidiaries has any Liabilities, including those arising under any Law and those arising under any Contract or Lease, except for Liabilities (i) fully disclosed or reflected or reserved against on the balance sheet of the Company and the Company Subsidiaries as of the Company Balance Sheet Date (including the notes thereto) included in the Initial Company Interim Financial Statements, (ii) incurred after the Company Balance Sheet Date in the ordinary course of business consistent with past practice and that have not had or would not reasonably be expected to have a Company Material Adverse Effect, (iii) disclosed in Section 2.11 of the Company Disclosure Schedule or (iv) as contemplated by this Agreement or otherwise in connection with the Merger and the other transactions contemplated hereby.

2.12          Taxes. Except as set forth in Section 2.12 of the Company Disclosure Schedule:

(a)     The Company has filed or caused or will cause to be filed all Returns required to be filed by applicable Law on or before the Effective Date. All such Returns are correct and complete in all material respects. The Company has timely paid all material Taxes (whether or not reflected on any Tax Return) that are due and payable by the Company, including all installments on account of taxes for the current year that are due and payable by the Company whether or not assessed (or reassessed) by the appropriate Governmental Entity, and has, as applicable, timely remitted such Taxes to the appropriate Governmental Entity under applicable Law. The Company and its subsidiaries have no liability for unpaid Taxes that, in the aggregate, would be expected to have a Company Material Adverse Effect. There are no liens for Taxes upon any of the assets or properties of the Company or its subsidiaries except Liens for current Taxes not yet due and payable.

(b)     There is no material dispute or claim, including any audit, investigation or examination by any Governmental Entity, actual, pending or, to the Knowledge of the Company, threatened, concerning any Tax Liability of the Company, no written notice of such an audit, investigation, examination, material dispute or claim has been received by the Company.

(c)     The Company has not requested, or entered into any agreement or other arrangement, or executed any waiver providing for, any extension of time within which:

(i)     to file any Return (which has not since been filed) in respect of any Taxes for which the Company is or may be liable;

(ii)     to file any elections, designations or similar filings relating to Taxes (which have not since been filed) for which the Company is or may be liable;

(iii)     the Company is required to pay or remit any Taxes or amounts on account of Taxes (which have not since been paid or remitted); or

(iv)     any Governmental Entity may assess or collect Taxes for which the Company is liable.

(d)     All amounts that are or were required to be collected (including, without limitation, all sales, use, value added and other Taxes) or withheld by the Company, or with respect to Taxes of the Company, have been duly collected or withheld, and all such amounts that are required to be remitted to any Governmental Entity have been duly remitted on a timely basis to the appropriate Governmental Entity.

(e)     To the Company’s Knowledge, no claim has ever been made by any Governmental Entity in a jurisdiction where the Company does not file Returns that the Company is or may be subject to Taxes or is required to file Returns in that jurisdiction.

(f)     There are no rulings or closing agreements relating to the Company which could affect the Company’s liability for Taxes for any taxable period after the Effective Date. The Company has not requested an advance tax ruling from the IRS or comparable rulings from other taxing authorities.

(g)     The Company has maintained and continues to maintain in all material respects at its principal place of business all records and books of account required to be maintained under applicable Tax Laws.

(h)     The Company is not party to or bound by any Tax allocation, Tax sharing agreement or Tax indemnity obligation in favor of any Person or similar agreement in favor of any Person with respect to Taxes (including any advance pricing agreement or other similar agreement relating to Taxes with any Governmental Entity), and the Company does not have any liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, withholding agent or collection agent, by contract or otherwise.

(i)     The Company has not distributed stock of another corporation or has had its stock distributed in a transaction that was purported or intended to be governed, in whole or in part, by Section 355 or Section 361 of the Code since inception.

(j)     To the Company’s Knowledge, neither the Company nor any Affiliate thereof has taken or agreed to take any action, or failed to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

2.13         Litigation. There are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened affecting the Company or any of the Company Subsidiaries or affecting any of their respective material property or assets or Intellectual Property (as hereinafter defined) at law or in equity before or by any Governmental Entity. Neither the Company nor any of the Company Subsidiaries nor any of their respective assets or properties is subject to any outstanding material judgment, order, writ, injunction or decree.

2.14         Company Material Contracts. With respect to the Company Material Contracts:

(a)     Section 2.14(a) of the Company Disclosure Schedule includes a complete and accurate list of all Company Material Contracts that are currently in force and the Company has made available to Helios for inspection true and complete copies of all such Company Material Contracts.

(b)     All of the Company Material Contracts are in full force and effect, and the Company and the Company Subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. The Company and the Company Subsidiaries have not waived any material rights under any Material Contract and no material default or breach exists in respect thereof on the part of the Company or the Company Subsidiaries or, to the Knowledge of the Company or any of the Company Subsidiaries, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a default or breach or trigger a right of termination of any of such Material Contracts.

(c)     All of the Company Material Contracts are valid and binding obligations of the Company and the Company Subsidiaries, as applicable, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(d)     As at the date hereof, the Company has not received written notice that any party to a Material Contract of the Company or any of the Company Subsidiaries intends to cancel, terminate or otherwise modify or not renew such Material Contract, and to the Knowledge of the Company, no such action has been threatened.

(e)     Neither the Company nor any of the Company Subsidiaries are a party to any Material Contract that contains any non-competition obligation or otherwise restricts in any way the business of the Company or any of the Company Subsidiaries.

2.15         Permits.

(a)     Each of the Company and the Company Subsidiaries has obtained and is in material compliance with all material Permits required by applicable Laws, necessary to conduct its current business as now being conducted, other than where a failure to obtain or be incompliance with such Permits would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and

(b)     There are no facts, events or circumstances that would reasonably be expected to result in a failure to obtain or be in material compliance with such material Permits as are necessary to conduct the business of the Company and any of the Company Subsidiaries as it is currently being conducted, other than where a failure to obtain or be in compliance with such Permits would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

2.16         Expropriation. No part of the property or assets of the Company or any of the Company Subsidiaries has been taken, condemned or expropriated by any Governmental Entity nor has any written notice or proceeding in respect thereof been given or commenced nor does the Company know of any intent or proposal to give such notice or commence any such proceedings.

2.17        Rights of Other Persons. No Person has any right of first refusal or option to purchase or any other right of participation in any of the material properties or assets owned by the Company or any of the Company Subsidiaries, or any part thereof, except as disclosed in the Company Financial Statements.

2.18        Intellectual Property.

(a)     The Company does not own any Registered IP other than as set forth in Section 2.18(a) of the Company Disclosure Schedule.

(b)     The Company has delivered or made available to Helios in the electronic data room established by the Company, if any, or otherwise the Company has made available to Helios, an accurate and complete copy of each standard form of the following documents and Contracts used by the Company at any time: (i) terms and conditions with respect to the use of its RedZone Maps application; (ii) internal and external privacy policies; (iii) employee agreement or similar Contract containing any assignment or license of Intellectual Property or any reference to Intellectual Property or any confidentiality provision; and (iv) consulting or independent contractor agreement or similar Contract containing any assignment or license of Intellectual Property or any reference to Intellectual Property or any confidentiality provision. Section 2.18(b) of the Company Disclosure Schedule accurately identifies each Contract concerning the subject matter of (i), (ii), (iii) or (iv) that is material to the Company and that deviates in any material respect from the corresponding standard form described above;

(c)     The Company exclusively owns all right, title and interest to and in the Company IP (other than Intellectual Property licensed to the Company, as identified in Section 2.18(c) of the Company Disclosure Schedule or pursuant to commercially available third party software and material transfer agreements entered into in the ordinary course of business) free and clear of any Liens. Without limiting the generality of the foregoing:

(i)     all documents and instruments required to perfect the rights of the Company in the registered trademarks identified on Section 2.18(a) of the Company Disclosure Schedule have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Entity;

(ii)     no current or former officer or other employee, or any individual who is a current or former independent contractor, consultant or director, of the Company or any Company Subsidiary, to the Knowledge of the Company, has any claim, right (whether or not currently exercisable) or interest to or in any the Company IP and each such individual who is or was involved in the creation or development of any Intellectual Property for or on behalf of the Company has signed a valid, enforceable agreement containing an assignment of all rights in and to such Intellectual Property to the Company and confidentiality provisions protecting the Company IP;

(iii)     the Company and the Company Subsidiaries have taken all reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all proprietary information held by the Company and the Company Subsidiaries, or purported to be held by the Company and the Company Subsidiaries, as a trade secret;

(iv)     none of the Company and the Company Subsidiaries is now or has ever been a member or promoter of, or a contributor to, any industry standards body or any similar organization that would reasonably be expected to require or the Company and the Company Subsidiaries to grant or offer to any other Person any license or right to any the Company IP; and

(v)     the Company and the Company Subsidiaries own or otherwise have, and after the completion of the transactions contemplated by this Agreement, will continue to have, the right, through ownership, license or otherwise, to all Intellectual Property reasonably necessary to conduct the business of the Company and the Company Subsidiaries as conducted as of the date of this Agreement;

(d)     All the Company IP that is material to the business of the Company and the Company Subsidiaries is valid, subsisting and enforceable;

(e)     Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated by this Agreement will, or would reasonably be expected to, with or without notice or the lapse of time, result in or give any other Person the right or option to cause, create, impose or declare: (A) a loss of, or Lien on, any the Company IP; (B) the release, disclosure or delivery of any the Company IP by or to any escrow agent or other Person; or (C) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Company IP;

(f)     To the Knowledge of the Company, no Person has infringed, misappropriated or otherwise violated, and no Person is infringing, misappropriating or otherwise violating, any the Company IP. Section 2.18(f) of the Company Disclosure Schedule: (i) accurately identifies (and the Company has made available to Helios in the electronic data room established by the Company, if any, or otherwise the Company has made available to Helios, an accurate and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to the Company and the Company Subsidiaries or any Representative of the Company and the Company Subsidiaries regarding any alleged or suspected infringement or misappropriation of any the Company IP, as of the date of this Agreement; and (ii) provides a brief description of the current status of the matter referred to in such letter, communication or correspondence;

(g)     To the Knowledge of the Company, the conduct of the business of the Company and the Company Subsidiaries as previously conducted or as currently conducted including, without limitation, the development, manufacture, use, import, export, offer for sale, sale or other commercialization of any of the Company Products, does not and has not infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated any valid Intellectual Property of any other Person. Section 2.18(g) of the Company Disclosure Schedule: (i) accurately identifies (and the Company has made available to Helios in the electronic data room established by the Company, if any, or otherwise the Company has made available to Helios, an accurate and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to the Company and the Company Subsidiaries or any Representative of any of the Company and the Company Subsidiaries, as of the date of this Agreement regarding any alleged or suspected infringement or misappropriation of any Intellectual Property of any other Person by the Company and the Company Subsidiaries or any of the Company Products; and (ii) provides a brief description of the current status of the matter referred to in such letter, communication or correspondence;

(h)     No written notice of infringement, misappropriation or similar claim or Legal Proceeding involving infringement or misappropriation of any Intellectual Property of any other Person is or has been pending and served or, to the Knowledge of the Company, pending and not served or threatened against the Company and the Company Subsidiaries or against any other Person who is, or has asserted or would reasonably be expected to assert that it is, entitled to be indemnified, defended, held harmless or reimbursed by the Company and the Company Subsidiaries with respect to such claim or proceeding (including any claim or Legal Proceeding that has been settled, dismissed or otherwise concluded);

(i)     Except as set forth in Section 2.18(i) of the Company Disclosure Schedule, none of the Company and the Company Subsidiaries have transferred title to, or granted any exclusive license, or granted an option to acquire title or an exclusive license, with respect to, any material Company IP.

(j)     There are no proceedings or actions known to the Company before any court or tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) related to any the Company IP. None of the Company IP is the subject of any outstanding decree, order, judgment, settlement agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by the Company and the Company Subsidiaries, or that may affect the validity, use or enforceability of such the Company IP;

(k)     Neither the Company nor any of the Company Subsidiaries have taken any action or failed to take any action that reasonably could be expected to result in the abandonment, cancellation, forfeiture, relinquishment, invalidation or unenforceability of any registered trademarks identified on Section 2.18(k) of the Company Disclosure Schedule; and

(l)     Neither the Company nor any of the Company Subsidiaries has entered into any services agreements relating to development of any of the Company Products under which the party performing such services has obtained rights to Intellectual Property covering such Company Products or their development or use.

2.19        Compliance with Laws. The Company and each of the Company Subsidiaries have complied with and are not in violation of any applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, have a Company Material Adverse Effect and have not received any written notices or other correspondence from any Governmental Entity regarding any circumstances that have existed or currently exist which would lead to a loss, suspension or a refusal to issue, any material license, permit, authorization, approval, registration or consent of a Governmental Entity relating to its activities which would reasonably be expected to restrict, curtail, limit or adversely affect the ability of the Company or any of the subsidiaries to operate its business in a manner which would have a Company Material Adverse Effect.

2.20         Employment Matters.

(a)         Section 2.20 of the Company Disclosure Schedule sets forth a complete list of all employees and consultants of the Company, together with their titles, salaries and bonus (whether monetary or otherwise), and a list of the directors and the terms of their compensation. Other than set forth in Section 2.20 of the Company Disclosure Schedule, no such employee is on long-term disability leave, extended absence or workers’ compensation leave.

(b)         Other than set forth in Section 2.20 of the Company Disclosure Schedule, neither the Company nor any Company Subsidiary is:

(i)     a party to any written or oral agreement, arrangement, plan, obligation, policy or understanding providing for severance or termination payments to, or any employment or consulting agreement with, any director or officer of the Company or any Company Subsidiary;

(ii)     a party to any collective bargaining agreement or multiemployer plan nor, to the Knowledge of the Company, subject to any application for certification or threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement nor are there any current, or to the Knowledge of the Company, pending or threatened strikes or lockouts at the Company or any Company Subsidiary; and

(iii)     subject to any claim for wrongful dismissal, constructive dismissal or any other tort claim, actual or, to the Knowledge of the Company, threatened, or any litigation, actual or, to the Knowledge of the Company, threatened, relating to its or the Company Subsidiaries’ employees or independent contractors (including any termination of such individuals).

(c)     The Company and each of the Company Subsidiaries has been and is now in compliance, in all material respects, with all applicable Laws with respect to employment and labor and there are no current, pending, or, to the Knowledge of the Company, threatened proceedings before any Governmental Entity with respect to employment or labor.

(d)     The Company has not, and is not subject to any present or future obligation or liability under, any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan, employee benefit plan or policy, employee group insurance plan, program policy or practice, formal or informal, with respect to its employees.

2.21        Related Party Transactions. Except as set forth in Section 2.21 of the Company Disclosure Schedule, there are no Contracts or other transactions currently in place between the Company or any of the Company Subsidiaries, on the one hand, and: (i) any officer or director of the Company or any of the Company Subsidiaries; (ii) any holder of record or, to the Knowledge of the Company, beneficial owner of 10% or more of the Company Capital Stock; and (iii) any affiliate or associate of any such, officer, director, holder of record or beneficial owner, on the other hand.

2.22        Registration Rights. No Person has any right to compel the Company to register or otherwise qualify any Company Capital Stock or any other securities of the Company or any Company Subsidiaries for public sale or distribution.

2.23        Restrictions on Business Activities. There is no arbitral award, judgment, injunction, constitutional ruling, order or decree binding upon the Company or any of the Company Subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting, or impairing any business practice of any of them, any acquisition or disposition of property by any of them, or the conduct of the business by any of them as currently conducted, which could reasonably be expected to have a Company Material Adverse Effect.

2.24        Brokers. Except as disclosed by the Company on Section 2.24 of the Company Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company, and the aggregate amount of such fees that may become payable in respect of all such arrangements is set forth on Section 2.24 to the Company Disclosure Schedule

2.25        Insurance. As of the date hereof, the Company has such policies of insurance as are listed in Section 2.25 of the Company Disclosure Schedule. All insurance maintained by the Company is in full force and effect and is in amounts and in respect of such risks as are normal and usual for companies of similar size operating in the industry and in the location in which the Company operates.

2.26        No Cease Trade. The Company is not subject to any cease trade or other order of any applicable Regulatory Authority and, to the Knowledge of the Company, no investigation or other proceedings involving the Company which may operate to prevent or restrict trading of any securities of the Company are currently in progress or pending before any applicable Regulatory Authority.

2.27        Securities Laws. The Company is not registered, and is not required to be registered as, an “investment company” under the United States Investment Company Act of 1940, as amended.

2.28        Certain Business Practices. To the Knowledge of the Company, neither the Company, any of the Company Subsidiaries nor any director, officer, agent or employee of the Company or any of the Company Subsidiaries (in their capacities as such) has, with respect to the Company or any Company Subsidiary:

(a)     used or agreed to use funds for contributions, gifts, entertainment or other purposes relating to political activity in violation of Law; or

(b)     made or agreed to make any payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns in violation of Law.

2.29         Employee Benefits Plans.

(a)     The Company has no “employee benefit plans” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), whether or not subject to ERISA, or any other bonus, profit sharing, compensation, pension, severance, savings, deferred compensation, fringe benefit, insurance, welfare, post-retirement health or welfare benefit, health, life, stock option, stock purchase, restricted stock, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, accrued leave, vacation, holiday, termination, unemployment, individual employment, consulting, executive compensation, incentive, commission, payroll practices, retention, change in control, non-competition, or other plan, agreement, policy, trust fund, or arrangement (whether written or unwritten, insured or self-insured) (i) currently established, maintained, sponsored, or contributed to (or with respect to which any obligation to contribute has been undertaken and currently exists) by the Company or any Company Subsidiary on behalf of any employee, officer, director, consultant, stockholder or other individual service provider of the Company or any Company Subsidiary (in each case, whether current, former or retired) or their dependents, spouses, or beneficiaries, or (ii) under which the Company or any ERISA Affiliate has or may have any Liability, contingent or otherwise, other than legally mandated benefit plans or arrangements. Such plans, agreements, programs, policies, commitments and arrangements are collectively referred to as the “Plans”. For purposes of this Section 2.29, the term “ERISA Affiliate” means any entity, including but not limited to any corporation, partnership, limited liability company, sole proprietorship, or other legal entity that, together with the Company, is or at any time was, treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

(b)     Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, be an “excess parachute payment” within the meaning of Section 280G of the Code. No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from the Company as a result of the imposition of the excise taxes required by Section 4999 of the Code, any taxes required by Section 409A of the Code, or as part of severance arrangements.

(c)     No compensation under any Plan or any other payment or arrangement subject to Section 409A of the Code is or has been required to be includible in the gross income of any participant or beneficiary by reason of Section 409A(a)(i)(A) of the Code or is or has been subject to any additional Tax under Section 409A(a)(i)(B) of the Code, and no amounts are or have been includible in the gross income of any participants or beneficiaries by reason of Section 409A(b) of the Code, and no Person has a right to any gross up or indemnification from the Company with respect to any payment or arrangement.

(d)     With respect to each group health plan benefiting any current or former employee of the Company or any ERISA Affiliate that is subject to Section 4980B of the Code, the Company has complied with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and all other applicable Laws in all material respects.

2.30         Anti-Takeover Provisions.

There is no shareholder rights plan, “poison pill” anti-takeover plan or other similar device in effect to which the Company is a party or otherwise bound. The Company has taken all actions necessary to render inapplicable to this Agreement and the transactions contemplated hereby, including the Merger, and inapplicable to Helios, Sub and the Company’s capital stock in connection with this Agreement and the transactions contemplated hereby, including the Merger, any and all “fair price,” “moratorium,” “control share acquisition,” “business combination” and other similar Laws of the State of Nevada or any other applicable state or jurisdiction (collectively, the “Anti-takeover Laws”), and no such Anti-takeover Laws apply or will apply to this Agreement and the consummation of the transactions contemplated hereby, including the Merger. The foregoing representation is made in reliance on the truth and accuracy of the representations contained in Section 3.29 of this Agreement.

2.31        Survival of Representations and Warranties.

The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Merger and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. Any investigation by Helios and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Company pursuant to this Agreement.

Article 3
Representations and Warranties of HELIOS and Sub

Helios and Sub represent and warrant to the Company that, except as disclosed in the Helios Disclosure Schedule or as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (including the exhibits thereto), as amended, or in any Helios SEC Document filed subsequent to such Form 10-K but prior to the date of this Agreement, but without giving effect to any amendment to any such Helios SEC Document filed on or after the date of this Agreement and excluding any disclosures set forth in any section entitled “risk factors” or constituting “forward-looking statements” or any other statements that are similarly cautionary, predictive or forward-looking in nature, except, in each case, other than historical information contained therein:

3.1       Authority Relative to this Agreement. Each of Helios and Sub has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of Helios and Sub and the performance by each of its obligations hereunder have been duly authorized by its board of directors and no other corporate proceedings on its part, other than obtaining the Helios Shareholder Approval, are necessary to authorize this Agreement or the Merger that have not been taken. This Agreement has been duly executed and delivered by each of Helios and Sub and constitutes a legal, valid and binding obligation of Helios and Sub, enforceable against each of them in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

3.2         Organization and Qualification; Subsidiaries. Each of Helios, the Helios Subsidiaries and Sub is a corporation or limited liability company, as applicable duly incorporated, amalgamated, continued or created and validly existing under the applicable Laws of its jurisdiction of incorporation, continuance or creation and has all necessary corporate or legal power and capacity to own its property and assets as now owned and to carry on its business as it is now being conducted. Each of Helios, the Helios Subsidiaries and Sub is duly registered, licensed or otherwise authorized and qualified to do business and each is in good standing in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such qualification necessary, except where the failure to be so registered or in good standing or to have such Permits would not have a Helios Material Adverse Effect.

3.3         No Material Change. Since the March 31, 2016 (the “Helios Balance Sheet Date”):

(a)     Each of Helios, the Helios Subsidiaries and Sub has conducted its business only in the ordinary and regular course of business;

(b)     There has not occurred any event that constituted or with the passage of time would constitute a Helios Material Adverse Effect;

(c)     Helios has not effected or passed any resolution to approve a split, consolidation or reclassification of any of the outstanding Helios Common Stock, other than the Forward Split;

(d)     Helios has not effected any material change in its accounting methods, principles or practices;

(e)     There has been no dividend or distribution of any kind declared, paid or made by Helios on any Helios Common Stock;

(f)     The business and property of Helios, the Helios Subsidiaries and Sub conform in all material respects to the description thereof contained in the documents made available by Helios to the Company in the electronic data room established by Helios, if any, or otherwise made available by Helios to the Company, and there has not been any acquisition or sale by Helios or any of the Helios Subsidiaries or Sub of any material property or assets; and

(g)     Other than in the ordinary and regular course of business consistent with past practice, there has not been any incurrence, assumption or guarantee by Helios, any of the Helios Subsidiaries or Sub of any debt for borrowed money, any creation or assumption by Helios, any of the Helios Subsidiaries or Sub of any Lien or any making by Helios of any loan, advance or capital contribution to or investment in any other Person.

3.4         No Violations. Neither the authorization, execution and delivery of this Agreement by Helios or Sub nor the completion of the transactions contemplated by the Agreement or the Merger, nor the performance of its obligations thereunder, nor compliance by Helios or Sub with any of the provisions hereof will:

(a)     Result in a violation or breach of, constitute a default (or an event which, with notice or lapse of time or both, would become a default), require any consent or approval to be obtained or notice to be given under, or give rise to any third party right of termination, cancellation, suspension, acceleration, penalty or payment obligation or right to purchase or sale under, any provision of: (i) the Organizational Documents of Helios, any of the Helios Subsidiaries or Sub, (ii) any Permit or Material Contract to which Helios, any Helios Subsidiaries or Sub is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Helios, any of the Helios Subsidiaries or Sub is bound, or (iii) assuming that the Helios Shareholder Approval and NASDAQ Approval are obtained, any Law, regulation, order, judgment or decree applicable to Helios, any of the Helios Subsidiaries or Sub or any of their respective properties or assets;

(b)     Give rise to any rights of first refusal or trigger any change in control provisions, rights of first offer or first refusal or any similar provisions or any restrictions or limitations under any note, bond, mortgage, indenture, Material Contract, license, franchise or Permit to which any Helios, any of the Helios Subsidiaries or Sub is a party;

(c)     Give rise to any termination or acceleration of indebtedness, or cause any third party indebtedness to come due before its stated maturity or cause any available credit to cease to be available; or

(d)     Result in the imposition of any Lien upon any of the property or assets of Helios, any of the Helios Subsidiaries or Sub or restrict, hinder, impair or limit the ability of either Helios, any of the Helios Subsidiaries or Sub to conduct its business as and where it is now being conducted which would, individually or in the aggregate, reasonably be expected to have a Helios Material Adverse Effect.

3.5         Consents. No consents, approvals and notices are required from any third party under any Helios Material Contracts in order for Helios, any of the Helios Subsidiaries or Sub to proceed with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement and the Merger.

3.6         Capitalization.

(a)     The authorized capital of Helios consists of 32,000,000 shares of Helios Common Stock and 2,000,000 shares of preferred stock. As of the execution of this Agreement, (i) 2,330,399 shares of Helios Common Stock were issued and outstanding, and (ii) zero (0) shares of Helios Common Stock were held by Helios in its treasury, and (iii) zero (0) shares of Helios preferred stock were issued and outstanding. All outstanding shares of Helios Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights.

(b)     There are on the date hereof no outstanding (i) securities of Helios convertible into or exchangeable for shares of capital stock or voting securities or ownership interests in Helios, (ii) options, warrants, rights or other agreements or commitments requiring Helios to issue, or other obligations of Helios to issue, any capital stock, voting securities or other ownership interests in (or securities convertible into or exchangeable for capital stock or voting securities or other ownership interests in) Helios (or, in each case, the economic equivalent thereof), (iii) obligations of Helios to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock, voting securities or other ownership interests in Helios (the items in clauses (i), (ii) and (iii), together with the capital stock of Helios, being referred to collectively as “Helios Securities”), or (iv) obligations by Helios or any Helios Subsidiary to make any payments based on the price or value of the shares of Helios Common Stock. There are no outstanding obligations of Helios or any Helios Subsidiary to purchase, redeem or otherwise acquire any Helios Securities. There are no voting trusts or other agreements or understandings to which Helios or any Helios Subsidiary is a party with respect to the voting of capital stock of Helios, except as contemplated by Section 4.17 hereof. All outstanding Helios Securities have been offered and issued in compliance in all material respects with all applicable Securities Laws and any applicable U.S. state securities and “blue sky” laws.

3.7         Ownership of Subsidiaries. Section 3.7 of the Helios Disclosure Schedule lists, as of the date hereof, the Helios Subsidiaries (including jurisdiction of formation). All of the outstanding capital stock of, or other equity interests in, the Helios Subsidiaries is, directly or indirectly, owned by Helios, except that one equity share of Helios and Matheson Global Services Private Limited (“HMGS”) out of a total of 1,086,050 outstanding equity shares of HMGS is not owned by Helios. All the issued and outstanding shares of capital stock of, or other equity interests in, the Helios Subsidiaries, to the extent applicable, have been validly issued and are fully paid and non-assessable and, except as provided in the preceding sentence, are owned directly or indirectly by Helios free and clear of all Liens, and free of any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or similar interests. Except as set forth in Section 3.7 of the Helios Disclosure Schedule, Helios does not own, directly or indirectly any capital stock of, or other voting securities or equity or similar interests in, any corporation, partnership, joint venture, association, limited liability company or other entity or Person.

3.8          Helios SEC Documents; Financial Statements.

(a)     Since January 1, 2014, Helios has timely filed with or furnished to the SEC all Helios SEC Documents. As of their respective effective dates (in the case of Helios SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates (in the case of all other Helios SEC Documents), the Helios SEC Documents complied in all material respects with the applicable requirements of the applicable Securities Laws and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules and regulations of the SEC thereunder, applicable to such Helios SEC Documents and none of the Helios SEC Documents as of such respective dates (or, if amended prior to the date of this Agreement, the date of the filing of such amendment, with respect to the disclosures that are amended) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to the Helios SEC Documents and (ii) to the Knowledge of the Helios, none of the Helios SEC Documents is the subject of ongoing SEC review, outstanding SEC comment or outstanding SEC investigation.

(b)     As of their respective dates of filing with the SEC, the consolidated financial statements of Helios and the Helios Subsidiaries as and for the fiscal years ended December 31, 2015 and December 31, 2014 (including the notes thereto) and the unaudited consolidated financial statements as at and for the three months ended March 31, 2016 (the “Helios Financial Statements”) (i) complied as to form in all material respects with all applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto (except, in the case of unaudited statements, as permitted by Form 10-Q of the SEC and Regulation S-X), (ii) have been prepared in accordance with GAAP applied on a consistent basis for the periods presented (except (A) as may be indicated in the notes thereto or (B) as permitted by Regulation S-X) and (iii) present fairly, in all material respects, the consolidated financial position of Helios and the Helios Subsidiaries, and the results of their operations and cash flows, as of the dates and for the periods shown, in conformity with GAAP.

(c)     Helios and the Helios Subsidiaries have implemented and maintain a system of internal control over financial reporting (as required by Rule 13a-15(a) under the Exchange Act) that is reasonably designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of consolidated financial statements in accordance with GAAP for external purposes and includes policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the Assets of Helios, (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of Helios are being made only in accordance with authorizations of management and directors of Helios, and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of Helios’s Assets that could have a material effect on its financial statements, and such system of internal control over financial reporting is reasonably effective. Helios’s management has completed an assessment of the effectiveness of Helios’s internal controls over financial reporting in compliance with the requirements of Section 404 of the Sarbanes-Oxley Act for the year ended December 31, 2015 and the description of such assessment set forth in Helios’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 is accurate in all material respects. Helios has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(d) of the Exchange Act) that are designed to ensure that information required to be disclosed by Helios in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time frames specified by the SEC’s rules and forms (and such disclosure controls and procedures are effective), and has disclosed, based on its most recent evaluation of its system of internal control over financial reporting prior to the date of this Agreement, to Helios’s outside auditors and the audit committee of Helios Board (i) any significant deficiencies and material weaknesses known to it in the design or operation of its internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that would reasonably be expected to adversely affect Helios’s ability to record, process, summarize and report financial information and (ii) any fraud known to it, that involves management or other employees who have a significant role in Helios’s internal control over financial reporting.

(d)     Neither Helios nor any of Helios Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among Helios or any Helios Subsidiary, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand), or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, Helios or any Helios Subsidiary in the Helios SEC Documents.

3.9        Books and Records. The financial books, records and accounts of Helios and its subsidiaries: (i) have been maintained in all material respects in accordance with applicable Laws and, to the extent required, to Helios’s Knowledge, GAAP on a basis consistent with prior years; (ii) are stated in reasonable detail and accurately and fairly reflect the transactions, acquisitions and dispositions of the assets of Helios and the Helios Subsidiaries in all material respects; and (iii) accurately and fairly reflect in all material respects the basis for Helios Financial Statements.

3.10       Minute Books. The corporate minute books of Helios and the Helios Subsidiaries contain minutes of substantially all meetings and resolutions of its board of directors and committees of such boards of directors or managers, as applicable, other than those portions of minutes of meetings reflecting discussions of the Merger, and shareholders or members, as applicable, held according to applicable Laws and are complete and accurate in all material respects.

3.11       No Undisclosed Liabilities. Neither Helios nor any of the Helios Subsidiaries has any Liabilities, including those arising under any Law and those arising under any Contract, except for Liabilities (i) fully disclosed or reflected or reserved against on the balance sheet of Helios and the Helios Subsidiaries as of the Helios Balance Sheet Date (including the notes thereto) included in the Helios Filed SEC Documents, (ii) incurred after the Helios Balance Sheet Date in the ordinary course of business consistent with past practice and that have not had or would not reasonably be expected to have a Helios Material Adverse Effect, (iii) disclosed in Section 3.11 of the Helios Disclosure Schedule or (iv) as contemplated by this Agreement or otherwise in connection with the Merger and the other transactions contemplated hereby.

3.12        Taxes. Except as set forth in Section 3.12 of the Helios Disclosure Schedule:

(a)     Helios has filed or caused or will cause to be filed all Returns required to be filed by applicable Law on or before the Effective Date. All such Returns are correct and complete in all material respects. Helios has timely paid all material Taxes that are due and payable by Helios, including all installments on account of taxes for the current year that are due and payable by Helios whether or not assessed (or reassessed) by the appropriate Governmental Entity, and has, as applicable, timely remitted such Taxes to the appropriate Governmental Entity under applicable Law. Helios and its subsidiaries have no liability for unpaid Taxes that, in the aggregate, would be expected to have a Helios Material Adverse Effect on Helios. There are no liens for Taxes upon any of the assets or properties of Helios or its subsidiaries except Liens for current Taxes not yet due and payable.

(b)     There is no material dispute or claim, including any audit, investigation or examination by any Governmental Entity, actual, pending or, to the Knowledge of Helios, threatened, concerning any Tax Liability of Helios, no written notice of such an audit, investigation, examination, material dispute or claim has been received by Helios.

(c)         Helios has not requested, or entered into any agreement or other arrangement, or executed any waiver providing for, any extension of time within which:

(i)     to file any Return (which has not since been filed) in respect of any Taxes for which Helios is or may be liable;

(ii)     to file any elections, designations or similar filings relating to Taxes (which have not since been filed) for which Helios is or may be liable;

(iii)     Helios is required to pay or remit any Taxes or amounts on account of Taxes (which have not since been paid or remitted); or

(iv)     any Governmental Entity may assess or collect Taxes for which Helios is liable.

(d)         All material amounts that are or were required to be collected (including, without limitation, all sales, use, value added and other Taxes) or withheld by Helios, or with respect to Taxes of Helios, have been duly collected or withheld, and all such material amounts that are required to be remitted to any Governmental Entity have been duly remitted on a timely basis to the appropriate Governmental Entity.

(e)        To Helios’ Knowledge, no claim has ever been made by any Governmental Entity in a jurisdiction where Helios does not file Returns that Helios is or may be subject to Taxes or is required to file Returns in that jurisdiction.

(f)        There are no rulings or closing agreements relating to Helios which could affect Helios’ liability for Taxes for any taxable period after the Effective Date. Helios has not requested an advance tax ruling from the IRS or comparable rulings from other taxing authorities.

(g)        Helios has maintained and continues to maintain in all material respects at its principal place of business all records and books of account required to be maintained under applicable Tax Laws.

(h)        Helios is not party to or bound by any tax sharing agreement or tax indemnity obligation in favor of any Person or similar agreement in favor of any Person with respect to Taxes (including any advance pricing agreement or other similar agreement relating to Taxes with any Governmental Entity), and Helios does not have any liability for Taxes of any Person under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or foreign Law), as a transferee or successor, withholding agent or collection agent, by contract or otherwise.

(i)        Helios will not be required to include in a tax period ending after the Effective Date any amount of net taxable income (after taking into account deductions claimed for such a period that relate to a prior period) attributable to income that accrued, or that was required to be reported for financial accounting purposes in a prior taxable period but that was not included in taxable income for that or another prior tax period.

(j)     Helios has not distributed stock of another corporation or has had its stock distributed in a transaction that was purported or intended to be governed, in whole or in part, by Section 355 or Section 361 of the Code within the preceding five years.

(k)     To Helios’s Knowledge, neither Helios nor any Affiliate thereof has taken or agreed to take any action, or failed to take any action, which action or failure to act is reasonably likely to prevent the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code.

3.13         Litigation. Except as set forth in Section 3.13 of the Helios Disclosure Schedule, there are no material Legal Proceedings pending or, to the Knowledge of Helios, threatened affecting Helios or any Helios Subsidiaries or affecting any of their respective material property or assets or Intellectual Property at law or in equity before or by any Governmental Entity. Neither Helios nor any Helios Subsidiaries nor any of their respective assets or properties is subject to any outstanding material judgment, order, writ, injunction or decree.

3.14         Material Contracts. With respect to the Helios Material Contracts:

(a)     Section 3.14(a) of the Helios Disclosure Schedule includes a complete and accurate list of all Helios Material Contracts that are currently in force and Helios has made available to the Company for inspection true and complete copies of all such Helios Material Contracts.

(b)     All of the Helios Material Contracts and the Helios Subsidiaries are in full force and effect, and Helios and any of the Helios Subsidiaries are entitled to all rights and benefits thereunder in accordance with the terms thereof. Helios and any of the Helios Subsidiaries have not waived any material rights under any Material Contract and no material default or breach exists in respect thereof on the part of Helios or any of the Helios Subsidiaries or, to the Knowledge of Helios or any of the Helios Subsidiaries, on the part of any other party thereto, and no event has occurred which, after the giving of notice or the lapse of time or both, would constitute such a default or breach or trigger a right of termination of any of such Material Contracts.

(c)     All of the Helios Material Contracts and any of the Helios Subsidiaries are valid and binding obligations of Helios and the Helios Subsidiaries, as applicable, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.

(d)     As at the date hereof, Helios has not received written notice that any party to a Material Contract of Helios or any of the Helios Subsidiaries intends to cancel, terminate or otherwise modify or not renew such Material Contract, and to the Knowledge of Helios, no such action has been threatened.

(e)     Neither Helios nor any of the Helios Subsidiaries are a party to any Material Contract that contains any non-competition obligation or otherwise restricts in any way the business of Helios or any of the Helios Subsidiaries.

3.15         Permits.

(a)     Each of Helios and the Helios Subsidiaries has obtained and is in material compliance with all material Permits required by applicable Laws, necessary to conduct its current business as now being conducted, other than where a failure to obtain or be in compliance with such Permits would not, individually or in the aggregate, reasonably be expected to have a Helios Material Adverse Effect; and

(b)     There are no facts, events or circumstances that would reasonably be expected to result in a failure to obtain or be in material compliance with such material Permits as are necessary to conduct the business of Helios and any of the Helios Subsidiaries as it is currently being conducted, other than where a failure to obtain or be incompliance with such Permits would not, individually or in the aggregate, reasonably be expected to have a Helios Material Adverse Effect.

3.16        Expropriation. No part of the property or assets of Helios or any of the Helios Subsidiaries has been taken, condemned or expropriated by any Governmental Entity nor has any written notice or Legal Proceeding in respect thereof been given or commenced nor does Helios know of any intent or proposal to give such notice or commence any such Legal Proceedings.

3.17        Rights of Other Persons. No Person has any right of first refusal or option to purchase or any other right of participation in any of the material properties or assets owned by Helios or any of the Helios Subsidiaries, or any part thereof, except as disclosed in the Helios Financial Statements.

3.18         Intellectual Property.

(a)     Helios does not own any Registered IP other than the Registered IP identified on Section 3.18(a) of the Helios Disclosure Schedule.

(b)     Helios has delivered or made available to the Company in the electronic data room established by Helios, if any, or otherwise Helios has made available to the Company, an accurate and complete copy of each standard form of the following documents and Contracts used by Helios at any time: (i) employee agreement or similar Contract containing any assignment or license of Intellectual Property or any reference to Intellectual Property or any confidentiality provision; or (ii) consulting or independent contractor agreement or similar Contract containing any assignment or license of Intellectual Property or any reference to Intellectual Property or any confidentiality provision. Section 3.18(b) of the Helios Disclosure Schedule accurately identifies each Contract concerning the subject matter of (i) or (ii) that is material to Helios and that deviates in any material respect from the corresponding standard form described above;

(c)         Helios exclusively owns all right, title and interest to and in the Helios IP (other than Intellectual Property licensed to Helios, as identified in Section 3.18(c) of the Helios Disclosure Schedule or pursuant to commercially available third party software and material transfer agreements entered into in the ordinary course of business) free and clear of any Liens. Without limiting the generality of the foregoing:

(i)     all documents and instruments required to perfect the rights of Helios in the Registered IP identified on Section 3.18(a) of the Helios Disclosure Schedule have been validly executed, delivered and filed in a timely manner with the appropriate Governmental Entity;

(ii)     no current or former officer or other employee, or any individual who is a current or former independent contractor, consultant or director, of Helios or its subsidiaries, to the Knowledge of Helios, has any claim, right (whether or not currently exercisable) or interest to or in any Helios IP and each such individual who is or was involved in the creation or development of any Intellectual Property for or on behalf of Helios has signed a valid, enforceable agreement containing an assignment of all rights in and to such Intellectual Property to Helios and confidentiality provisions protecting the Helios IP;

(iii)     Helios and the Helios Subsidiaries have taken all reasonable steps to maintain the confidentiality of and otherwise protect and enforce its rights in all proprietary information held by Helios and the Helios Subsidiaries, or purported to be held by Helios and the Helios Subsidiaries, as a trade secret;

(iv)     none of Helios and the Helios Subsidiaries is now or has ever been a member or promoter of, or a contributor to, any industry standards body or any similar organization that would reasonably be expected to require or Helios and the Helios Subsidiaries to grant or offer to any other Person any license or right to any Helios IP; and

(v)     Helios and the Helios Subsidiaries own or otherwise have, and after the completion of the transactions contemplated by this Agreement, will continue to have, the right, through ownership, license or otherwise, to all Intellectual Property reasonably necessary to conduct the business of Helios and the Helios Subsidiaries as conducted as of the date of this Agreement;

(d)         All Helios IP that is material to the business of Helios and the Helios Subsidiaries is valid, subsisting and enforceable;

(e)         Neither the execution, delivery or performance of this Agreement nor the consummation of any of the transactions contemplated by this Agreement will, or would reasonably be expected to, with or without notice or the lapse of time, result in or give any other Person the right or option to cause, create, impose or declare: (A) a loss of, or Lien on, any Helios IP; (B) the release, disclosure or delivery of any Helios IP by or to any escrow agent or other Person; or (C) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Helios IP;

(f)     To the Knowledge of Helios, no Person has infringed, misappropriated or otherwise violated, and no Person is infringing, misappropriating or otherwise violating, any Helios IP. Section 3.18(f) of the Helios Disclosure Schedule: (i) accurately identifies (and Helios has made available to the Company in the electronic data room established by Helios, if any, or Helios has otherwise made available to the Company, an accurate and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to Helios and the Helios Subsidiaries or any Representative of Helios and the Helios Subsidiaries regarding any alleged or suspected infringement or misappropriation of any Helios IP, as of the date of this Agreement; and (ii) provides a brief description of the current status of the matter referred to in such letter, communication or correspondence;

(g)     To the Knowledge of Helios, the conduct of the business of Helios and the Helios Subsidiaries as previously conducted or as currently conducted including, without limitation, the development, manufacture, use, import, export, offer for sale, sale or other commercialization of any of the Helios Products, does not and has not infringed (directly, contributorily, by inducement or otherwise), misappropriated or otherwise violated any valid Intellectual Property of any other Person. Section 3.18(g) of the Helios Disclosure Schedule: (i) accurately identifies (and Helios has made available to the Company in the electronic data room established by Helios, if any, or otherwise Helios has made available to the Company, an accurate and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to Helios and the Helios Subsidiaries or any Representative of any of Helios and the Helios Subsidiaries, as of the date of this Agreement regarding any alleged or suspected infringement or misappropriation of any Intellectual Property of any other Person by Helios and the Helios Subsidiaries or any of the Helios Products; and (ii) provides a brief description of the current status of the matter referred to in such letter, communication or correspondence;

(h)     No written notice of infringement, misappropriation or similar claim or Legal Proceeding involving infringement or misappropriation of any Intellectual Property of any other Person is or has been pending and served or, to the Knowledge of Helios, pending and not served or threatened against any Helios and the Helios Subsidiaries or against any other Person who is, or has asserted or would reasonably be expected to assert that it is, entitled to be indemnified, defended, held harmless or reimbursed by Helios and the Helios Subsidiaries with respect to such claim or Legal Proceeding (including any claim or Legal Proceeding that has been settled, dismissed or otherwise concluded);

(i)     Except as set forth in Section 3.18(i) of the Helios Disclosure Schedule, none of Helios and the Helios Subsidiaries have transferred title to, or granted any exclusive license, or granted an option to acquire title or an exclusive license, with respect to, any material Helios IP.

(j)     Section 3.18(j) of the Helios Disclosure Schedule lists all proceedings or actions known to Helios before any court or tribunal (including the United States Patent and Trademark Office or equivalent authority anywhere in the world) related to any Helios IP. None of the Helios IP is the subject of any outstanding decree, order, judgment, settlement agreement, or stipulation restricting in any manner the use, transfer, or licensing thereof by Helios and the Helios Subsidiaries, or that may affect the validity, use or enforceability of such Helios IP;

(k)     Neither Helios nor any of the Helios Subsidiaries have taken any action or failed to take any action that reasonably could be expected to result in the abandonment, cancellation, forfeiture, relinquishment, invalidation or unenforceability of any registered trademarks identified on Section 3.18(k) of the Helios Disclosure Schedule; and

(l)     Neither Helios nor any of the Helios Subsidiaries has entered into any services agreements relating to development, testing, manufacture or formulation of any Helios Products under which the party performing such services has obtained rights to Intellectual Property covering the Helios Products or their manufacture, formulation or use.

3.19        Compliance with Laws. Helios and each of the Helios Subsidiaries have complied with and are not in violation of any applicable Laws, other than non-compliance or violations which would not, individually or in the aggregate, have a Helios Material Adverse Effect and have not received any written notices or other correspondence from any Governmental Entity regarding any circumstances that have existed or currently exist which would lead to a loss, suspension or a refusal to issue, any material license, permit, authorization, approval, registration or consent of a Governmental Entity relating to its activities which would reasonably be expected to restrict, curtail, limit or adversely affect the ability of Helios or any of the Helios Subsidiaries to operate its business in a manner which would have a Helios Material Adverse Effect.

3.20        Employment Matters.

(a)         Section 3.20 of the Helios Disclosure Schedule sets forth a complete list of all employees and consultants of Helios, together with their titles, salaries and bonus (whether monetary or otherwise), and a list of the directors and the terms of their compensation. Other than set forth in Section 3.20 of the Helios Disclosure Schedule, no such employee is on long-term disability leave, extended absence or workers’ compensation leave.

(b)         Other than set forth in Section 3.20 of the Helios Disclosure Schedule, neither Helios nor any Helios Subsidiary is:

(i)     a party to any written or oral agreement, arrangement, plan, obligation, policy or understanding providing for severance or termination payments to, or any employment or consulting agreement with, any director or officer of Helios or any Helios Subsidiary;

(ii)     a party to any collective bargaining agreement or multiemployer plan nor, to the Knowledge of Helios, subject to any application for certification or threatened or apparent union-organizing campaigns for employees not covered under a collective bargaining agreement nor are there any current, or to the Knowledge of Helios, pending or threatened strikes or lockouts at Helios or any Helios Subsidiary; and

(iii)     subject to any claim for wrongful dismissal, constructive dismissal or any other tort claim, actual or, to the Knowledge of Helios, threatened, or any litigation, actual or, to the Knowledge of Helios, threatened, relating to its or the Helios Subsidiaries’ employees or independent contractors (including any termination of such individuals).

(c)         Helios and each of the Helios Subsidiaries has been and is now in compliance, in all material respects, with all applicable Laws with respect to employment and labor and there are no current, pending, or, to the Knowledge of Helios, threatened Legal Proceedings before any Governmental Entity with respect to employment or labor.

(d)        Helios has not, and is not subject to any present or future obligation or liability under, any pension plan, deferred compensation plan, retirement income plan, stock option or stock purchase plan, profit sharing plan, bonus plan, employee benefit plan or policy, employee group insurance plan, program policy or practice, formal or informal, with respect to its employees.

3.21       Related Party Transactions(a)     . Except as set forth in Section 3.21 of the Helios Disclosure Schedule, there are no Contracts or other transactions currently in place between Helios or any of the Helios Subsidiaries, on the one hand, and: (i) any officer or director of Helios or any of the Helios Subsidiaries; (ii) any holder of record or, to the Knowledge of Helios, beneficial owner of 10% or more of the Helios Common Stock; and (iii) any affiliate or associate of any such, officer, director, holder of record or beneficial owner, on the other hand. Helios has not acquired property or services from, or disposed of property or provided services to, any Person with whom it does not deal at Arm’s Length for an amount that is other than the fair market value of such property or services.

3.22       Registration Rights. No Person has any right to compel Helios to register or otherwise qualify the Helios capital stock (or any of them) or any other securities of Helios or any of its subsidiaries for public sale or distribution.

3.23       Restrictions on Business Activities. There is no arbitral award, judgment, injunction, constitutional ruling, order or decree binding upon Helios or any of the Helios Subsidiaries that has or could reasonably be expected to have the effect of prohibiting, restricting, or impairing any business practice of any of them, any acquisition or disposition of property by any of them, or the conduct of the business by any of them as currently conducted, which could reasonably be expected to have a Helios Material Adverse Effect.

3.24       Brokers. Except as disclosed by Helios on Schedule 3.24 of the Helios Disclosure Schedule, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Helios, and the aggregate amount of such fees that may become payable in respect of all such arrangements is set forth in Section 3.24 to the Helios Disclosure Schedule

3.25       Insurance. As of the date hereof, Helios has such policies of insurance as are listed in Section 3.25 of the Helios Disclosure Schedule. All insurance maintained by Helios is in full force and effect and is in amounts and in respect of such risks as are normal and usual for companies of similar size operating in the industry and in the location in which Helios operates.

3.26       No Cease Trade. Helios is not subject to any cease trade or other order of any applicable Regulatory Authority and, to the Knowledge of Helios, no Legal Proceedings involving Helios which may operate to prevent or restrict trading of any securities of Helios are currently in progress or pending before any applicable Regulatory Authority.

3.27         Securities Laws. Helios is not registered, and is not required to be registered as, an “investment company” under the United States Investment Company Act of 1940, as amended.

3.28         Certain Business Practices. To the Knowledge of Helios, neither Helios, any of the Helios Subsidiaries nor any director, officer, agent or employee of Helios or any of the Helios Subsidiaries (in their capacities as such) has:

(a)     used or agreed to use funds for contributions, gifts, entertainment or other purposes relating to political activity in violation of Law; or

(b)     made or agreed to make any payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns in violation of Law.

3.29        Anti-Takeover Provisions. There is no shareholder rights plan, “poison pill” anti-takeover plan or other similar device in effect to which Helios is a party or otherwise bound. Helios has taken all actions necessary to render inapplicable to this Agreement and the transactions contemplated hereby, including the Merger, and inapplicable to Helios, Sub and Helios’ capital stock in connection with this Agreement and the transactions contemplated hereby, including the Merger, any and all “fair price,” “moratorium,” “control share acquisition,” “business combination” and other similar Laws of Delaware or any applicable province or other jurisdiction (collectively, the “Anti-takeover Laws”), and no such Anti-takeover Laws apply or will apply to this Agreement and the transactions contemplated hereby, including the Merger.

3.30        Ownership and Operations of Sub. Helios owns all of the outstanding capital stock of Sub. Sub was formed solely for the purpose of engaging in the Merger and the transactions contemplated hereby and has engaged in no other business activities or conducted any other operations other than those relating to the Merger and the transactions contemplated hereby.

3.31        Employee Benefits Plans.

(a)     Except as set forth in Section 3.31 of the Helios Disclosure Schedule, Helios has no “employee benefit plans” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA, or any other Plan.

(b)     Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (either alone or in combination with another event) result in the payment of any amount that would, individually or in combination with any other such payment, be an “excess parachute payment” within the meaning of Section 280G of the Code. No Person is entitled to receive any additional payment (including any tax gross-up or other payment) from Helios as a result of the imposition of the excise taxes required by Section 4999 of the Code, any taxes required by Section 409A of the Code, or as part of severance arrangements.

(c)     No compensation under any Plan or any other payment or arrangement subject to Section 409A of the Code is or has been required to be includible in the gross income of any participant or beneficiary by reason of Section 409A(a)(i)(A) of the Code or is or has been subject to any additional Tax under Section 409A(a)(i)(B) of the Code, and no amounts are or have been includible in the gross income of any participants or beneficiaries by reason of Section 409A(b) of the Code, and no Person has a right to any gross up or indemnification from Helios with respect to any payment or arrangement.

(d)     With respect to each group health plan benefiting any current or former employee of Helios or any ERISA Affiliate that is subject to Section 4980B of the Code, Helios has complied with the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and all other applicable Laws in all material respects.

(e)     Helios has not granted any awards under the Helios Equity Plan and has no outstanding stock options..

3.32        Listing Compliance.     Except as set forth on Schedule 3.32, (a) Helios is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of NASDAQ; and (b) Helios has not, in the preceding twelve (12) months, received notice from NASDAQ to the effect that Helios is not in compliance with the listing or maintenance requirements of NASDAQ. To Helios’s Knowledge, after giving effect to the Merger, the NASDAQ Approval and the Capital Raising Transaction, Helios will be, and has no reason to believe that it will not in the foreseeable future following the Effective Time continue to be, in compliance with all such listing and maintenance requirements.

3.33        Survival of Representations and Warranties.

The representations and warranties of Helios and the Sub contained in this Agreement shall not survive the completion of the Merger and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms. Any investigation by the Company and its Representatives shall not mitigate, diminish or affect the representations and warranties of Helios and the Sub pursuant to this Agreement.

Article 4
Conduct of Business Pending Consummation

4.1        Affirmative Covenants of the Company.

From the date of this Agreement until the earlier of the Effective Time, or the termination of this Agreement in accordance with Section 6.1, except as contemplated or permitted by this Agreement, as set forth on the Company Disclosure Schedule, as required by applicable Law, or unless the prior written consent of Helios shall have been obtained (which shall not be unreasonably withheld, conditioned or delayed), the Company shall, and shall cause each Company Subsidiary to: (a) operate its business in the ordinary course consistent with past practice; (b) use its reasonable efforts to preserve intact its business organization and material Assets and maintain its rights and franchises and keep available the services of present employees, consultants, independent contractors and executive officers of the Company and the Company Subsidiaries; and (c) take no action that would reasonably be likely to  materially adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby or  materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement.

4.2        Negative Covenants of the Company.

From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with Section 6.1, unless the prior written consent of Helios shall have been obtained (which consent shall not be unreasonably withheld, conditioned or delayed), except as set forth in Section 4.2 of the Company Disclosure Schedule, except as otherwise expressly contemplated herein, and except as required by applicable Law, the Company covenants and agrees that it will not do or agree or commit to do, or permit any of the Company Subsidiaries to do or agree or commit to do, any of the following:

(a)     amend the Organizational Documents of any of the Company Entities except as necessary to comply with Section 4.13(a);

(b)     incur any debt obligation or other obligation for borrowed money (other than  indebtedness of one wholly owned Company Entity to another wholly owned Company Entity, and  trade payables incurred in the ordinary course of business) or impose, or suffer the imposition, on any material Asset of any of the Company Entities of any Lien or permit any such Lien to exist (other than in connection with Liens in effect as of the date hereof that are disclosed in the Company Disclosure Schedule);

(c)     repurchase, redeem, or otherwise acquire or exchange, directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of any of the Company Entities;

(d)     except for this Agreement and the sale and issuance of Company Common Stock for aggregate gross proceeds up to $750,000 prior to the Effective Time, provided that such sale and issuance of Company Common Stock shall not alter the Exchange Ratio or the Post-Merger Capitalization, issue, sell, pledge, encumber, authorize the issuance of, enter into any Contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of Company Capital Stock (other than in connection with the replacement of certificates evidencing Company Common Stock, which certificates were lost or destroyed) or any other capital stock of any of the Company Entities, or any stock appreciation rights, or any option, warrant, or other Equity Right,   accelerate the exercisability of any share of restricted stock, option, warrant or other right to purchase shares of Company Common Stock or any other capital stock of any of the Company Entities or  declare, set aside or pay any dividend or distribution payable in cash, stock or property in respect of the capital stock of any of the Company Entities (other than any dividend or distribution payable by any Company Subsidiary to another Company Subsidiary or to the Company);

(e)     adjust, split, combine or reclassify any capital stock of any of the Company Entities or issue or authorize the issuance of any other securities in respect of or in substitution for shares of Company Common Stock, or sell, lease, mortgage or otherwise dispose of or otherwise encumber  any shares of capital stock of any Company Subsidiary (unless any such shares of stock are sold or otherwise transferred to another wholly owned Company Entity) or  any Asset having a book value in excess of $50,000 other than in the ordinary course of business consistent with past practice

(f)      except for purchases of U.S. Treasury securities or U.S. Government agency securities, which in either case have maturities of three (3) years or less, purchase any securities or make any material investment, whether by purchase of stock or securities, contributions to capital, Asset transfers, loans or advances, or purchase of any Assets, in any Person other than a wholly owned Company Subsidiary, or otherwise acquire direct or indirect control over any Person or  merge, consolidate or adopt a plan of liquidation;

(g)      enter into any new line of business or into any new commercial territory outside of the United States or make or agree to make any new capital expenditures that, in the aggregate, are in excess of $50,000 or  dispose of, grant, obtain or permit to lapse any material rights in any Intellectual Property or dispose of or disclose to any Person, other than to Representatives of Helios, except pursuant to confidentiality obligations or requirements of Law, any material Trade Secret;

(h)      except as required pursuant to requirements of Law,  increase the benefits available to any current or former executive officer or director;  increase the base salary, wages or bonus opportunity of any current or former executive officer or director of the Company; or  grant any severance, bonus, termination pay, equity or equity-based awards to any current or former executive officer or director of the Company other than as required by any employment agreement entered into prior to the date of this Agreement;  establish, adopt, amend or terminate any plan, agreement, program, policy, trust, fund or other arrangement that would be a Plan if it were in existence as of the date of this Agreement, or any Plan, except as required to comply with requirements of Law;  terminate without “cause” any executive officer;  except for the hiring or engagement of non-officer employees or individual independent contractors who have aggregate annual compensation that is not in excess of $100,000, hire or engage any employee or individual independent contractor of the Company; or  forgive or discharge in whole or in part any outstanding loans or advances to any present or former director, officer, employee, individual consultant or independent contractor of the Company;

(i)      make or change any material Tax election,  file any materially amended Tax Return,  settle any material Tax claim or assessment relating to the Company Entities, or  surrender any right to claim a refund of material Taxes;

(j)     make any material change in any accounting methods or policies or systems of internal accounting controls, except as may be required by changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

(k)     except to the extent expressly permitted by Section 4.8, take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in Article 5 not being satisfied;

(l)     except in the ordinary course of business, enter into, modify, amend or terminate any Company Material Contract or waive, release, compromise or assign any material rights or claims with respect to any Company Material Contract;

(m)     commence, settle or compromise any pending or threatened Litigation except with respect to compromises, settlements or agreements in the ordinary course of business that involve only the payment of monetary damages not in excess of $25,000 individually or in the aggregate;

(n)     pay, discharge or satisfy any material Liabilities, other than the payment, discharge or satisfaction of Liabilities in the ordinary course of business consistent with past practice;

(o)     terminate or allow to lapse, or modify in any material respect, any material insurance policy, unless replaced with substantially equivalent or more favorable coverage;

(p)     take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code; or

(q)     agree or commit to do any of the foregoing.

4.3         Affirmative Covenants of Helios.

From the date of this Agreement until the earlier of the Effective Time, or the termination of this Agreement in accordance with Section 6.1, except as contemplated or permitted by this Agreement, as set forth on the Helios Disclosure Schedule, as required by applicable Law, or unless the prior written consent of the Company shall have been obtained (which shall not be unreasonably withheld, conditioned or delayed), Helios shall, and shall cause each Helios Subsidiary to: (a) operate its business in the ordinary course consistent with past practice; (b) use its reasonable efforts to preserve intact its business organization and material Assets and maintain its rights and franchises and keep available the services of present employees, consultants, independent contractors and executive officers of Helios and the Helios Subsidiaries; and (c) take no action that would reasonably be likely to (i) materially adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby or (ii) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement. Effective as of the Closing Date, Helios shall effect a forward split of the issued and outstanding and authorized Helios Common Stock at a ratio of 2:1 or such other ratio mutually agreed upon by Helios and the Company (the “Forward Split”); provided, however, that no forward split shall be effected if a forward split would cause the market price of the Common Stock to be less than the minimum price required for listing on NASDAQ.

4.4         Negative Covenants of Helios.

From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement in accordance with Section 6.1, unless the prior written consent of the Company shall have been obtained (which consent shall not be unreasonably withheld, conditioned or delayed), except as set forth in Section 4.4 of the Helios Disclosure Schedule, except as otherwise expressly contemplated herein, and except as required by applicable Law, Helios covenants and agrees that it will not do or agree or commit to do, or permit any of the Helios Subsidiaries to do or agree or commit to do, any of the following:

(a)     amend the Organizational Documents of any of the Helios Entities, except as necessary to effect the Forward Split;

(b)     incur any debt obligation or other obligation for borrowed money (other than (i) indebtedness of one wholly owned Helios Entity to another wholly owned Helios Entity and (ii) trade payables incurred in the ordinary course of business), or impose, or suffer the imposition, on any material Asset of any of the Helios Entities of any Lien or permit any such Lien to exist (other than in connection with Liens in effect as of the date hereof that are disclosed in the Helios Disclosure Schedule);

(c)     repurchase, redeem, or otherwise acquire or exchange, directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of any of the Helios Entities;

(d)      except for this Agreement, issue, sell, pledge, encumber, authorize the issuance of, enter into any Contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of Helios Capital Stock (other than in connection with the replacement of certificates evidencing Helios Common Stock, which certificates were lost or destroyed) or any other capital stock of any of the Company Entities, or any stock appreciation rights, or any option, warrant, or other Equity Right,  except pursuant to Section 1.7, accelerate the exercisability of any share of restricted stock, option, warrant or other right to purchase shares of Helios Common Stock or any other capital stock of any of the Helios Entities or  declare, set aside or pay any dividend or distribution payable in cash, stock or property in respect of the capital stock of any of the Helios Entities (other than any dividend or distribution payable by any Helios Subsidiary to another Helios Subsidiary or to Helios);

(e)     except as provided in Section 4.3 hereof, adjust, split, combine or reclassify any capital stock of any of the Helios Entities or issue or authorize the issuance of any other securities in respect of or in substitution for Helios Common Stock, or sell, lease, mortgage or otherwise dispose of or otherwise encumber (i) any shares of capital stock of any Helios Subsidiary (unless any such shares of stock are sold or otherwise transferred to another wholly owned Helios Entity) or (ii) any Asset having a book value in excess of $50,000 other than in the ordinary course of business consistent with past practice; provided, however, that the foregoing shall not prohibit Helios from forgiving its majority stockholder, Helios and Matheson Information Technology Ltd. (“HMIT”) from HMIT’s purported obligation to repay Helios the reserve amount of approximately $2,344,000 as described in Note 12 of the financial statements included in Helios’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, as is included in the Helios SEC Documents, in consideration of HMIT providing the Helios Shareholder Approval and thereby agreeing to become a minority stockholder of Helios in accordance with the Post-Merger Capitalization (the “Reserve Amount Forgiveness”);

(f)     (i) except for purchases of U.S. Treasury securities or U.S. Government agency securities, which in either case have maturities of three (3) years or less, purchase any securities or make any material investment, whether by purchase of stock or securities, contributions to capital, Asset transfers, loans or advances, or purchase of any Assets, in any Person other than a wholly owned Helios Subsidiary, or otherwise acquire direct or indirect control over any Person or (ii) merge, consolidate or adopt a plan of liquidation;

(g)     (i) enter into any new line of business or into any new commercial territory outside of the United States or make or agree to make any new capital expenditures that, in the aggregate, are in excess of $50,000 or (ii) dispose of, grant, obtain or permit to lapse any material rights in any Intellectual Property or dispose of or disclose to any Person, other than to Representatives of the Company, except pursuant to confidentiality obligations or requirements of Law, any material Trade Secret;

(h)     (i) except as required by the terms of any Plan or Contract (as in effect on the date hereof) or pursuant to requirements of Law, (A) increase the benefits available to any current or former executive officer or director; (B) increase the base salary, wages or bonus opportunity of any current or former executive officer or director of Helios; or (C) grant any severance, bonus, termination pay, equity or equity-based awards to any current or former executive officer or director of Helios other than as required by any employment agreement or pursuant to any Plan established prior to the date of this Agreement; (ii) establish, adopt, amend or terminate any plan, agreement, program, policy, trust, fund or other arrangement that would be a Plan if it were in existence as of the date of this Agreement, or any Plan, except as required to comply with requirements of Law; (iii) terminate without “cause” any executive officer; (iv) except for the hiring or engagement of non-officer employees or individual independent contractors who have aggregate annual compensation that is not in excess of $100,000, hire or engage any employee or individual independent contractor of Helios; or (v) forgive or discharge in whole or in part any outstanding loans or advances to any present or former director, officer, employee, individual consultant or independent contractor of Helios;

(i)     (i) make or change any material Tax election, (ii) file any materially amended Tax Return, (iii) settle any material Tax claim or assessment relating to the Helios Entities, or (iv) surrender any right to claim a refund of material Taxes;

(j)     make any material change in any accounting methods or policies or systems of internal accounting controls, except as may be required by changes in statutory or regulatory accounting rules or GAAP or regulatory requirements with respect thereto;

(k)     except to the extent expressly permitted by Section 4.8, take any action that is intended or would reasonably be expected to result in any of the conditions to the Merger set forth in Article 5 not being satisfied;

(l)     except in the ordinary course of business, enter into, modify, amend or terminate any Helios Material Contract or waive, release, compromise or assign any material rights or claims with respect to any Helios Material Contract;

(m)     commence, settle or compromise any pending or threatened Litigation except with respect to compromises, settlements or agreements in the ordinary course of business that involve only the payment of monetary damages not in excess of $25,000 individually or in the aggregate;

(n)     pay, discharge or satisfy any material Liabilities, other than the payment, discharge or satisfaction of Liabilities in the ordinary course of business consistent with past practice;

(o)     terminate or allow to lapse, or modify in any material respect, any material insurance policy, unless replaced with substantially equivalent or more favorable coverage;

(p)     take any action, or knowingly fail to take any action, which action or failure to act prevents or impedes, or would reasonably be expected to prevent or impede, the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code; or

(q)     agree or commit to do any of the foregoing.

4.5         Notification of Certain Matters.

(a)     Each Party agrees to promptly notify the other Party upon becoming aware of  any notice or other communication from any Person alleging that the consent of such Person may be required in connection with the transactions contemplated by this Agreement,  any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement, and  any Litigation instituted or threatened (or unasserted but considered probable of assertion and which if asserted would have at least a reasonable possibility of an unfavorable outcome) against such Party or any its directors, officers or Affiliates, including by any stockholder of such Party, before any Governmental Entity, relating to or involving or otherwise affecting such Party or any of its Subsidiaries, which, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to this Agreement or relating to this Agreement or the transactions contemplated hereby, or seeking damages or discovery in connection with such transactions. The other Party shall have the right to be consulted with respect to the defense of any such Litigation; provided, that subject to Section 4.14, the Party against whom the Litigation has been instituted or threatened shall retain the sole right and complete discretion to determine its own course of conduct with respect to any such Litigation.

(b)     The Company agrees to promptly notify Helios and Helios agrees to promptly notify the Company upon becoming aware of  any facts or circumstances which could result in a decision from a court, patent office or other regulatory agency rendering any of such Party’s Intellectual Property that is material to such Party invalid or unenforceable or  any facts or circumstances, that would, or would reasonably be expected to, affect the validity or enforceability of any of such Party’s Intellectual Property that is material to such Party or impair or constitute a Lien on such Party’s ability to transfer any of such Party’s Intellectual Property.

4.6         No Control of Other Party’s Business; Other Actions.

Nothing contained in this Agreement is intended to give either party the right to control or direct any of the other Party’s operations prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its respective business, assets and operations.

4.7          Preparation of Registration Statement; Required Company Vote.

(a)     As promptly as practicable after the execution of this Agreement, Helios and the Company shall cooperate in preparing, and Helios shall file with the SEC, the Registration Statement. Helios shall also file with the SEC any other document, schedule or statement required to be filed by Helios with the SEC in connection with the Merger (each such other filing, a “Required Filing”). The Company shall promptly provide to Helios such information concerning its business affairs and financial statements as, in the reasonable judgment of Helios or its counsel, may be required or appropriate for inclusion in the Registration Statement and any Required Filing pursuant to this Section 4.7, or in any amendments or supplements thereto, and shall cause its counsel and auditors to cooperate with the Helios’s counsel and auditors in the preparation of the Registration Statement and any Required Filing. Helios shall use its reasonable best efforts to cause the Registration Statement to be filed with the SEC not later than the date that is forty-five (45) calendar days after the date hereof. Helios shall use its reasonable best efforts to cause the Registration Statement to become effective under the Securities Act as soon after such filing as practicable and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the transactions contemplated hereby. Helios shall use its reasonable best efforts to cause the Information Statement to be mailed to its shareholders as promptly as practicable after the SEC declares the Registration Statement effective, if any. The Parties shall promptly provide copies, consult with each other and cooperate in the preparation of written responses with respect to any written comments received from the SEC with respect to the Registration Statement or any Required Filing and Helios shall promptly advise the Company of any oral comments received from the SEC. The Registration Statement shall, at the time of the Required Company Vote, comply as to form in all material respects with the Securities Act and the rules and regulations promulgated by the SEC thereunder.

(b)     Helios shall make all required filings with respect to the Merger and the transactions contemplated hereby under all applicable Securities Laws, including without limitation the Securities Act and the Exchange Act, the rules of NASDAQ and “blue sky” Laws. Helios will advise the Company promptly (but in any event within one (1) Business Day) after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Merger Consideration for offering or sale in any jurisdiction, any request by the SEC for amendment of the Registration Statement or any Required Filing or comments thereon and responses thereto or requests by the SEC for additional information. No amendment or supplement to the Registration Statement or any Required Filing shall be filed without the approval of both Helios and the Company, which approval shall not be unreasonably withheld, conditioned or delayed; provided, that with respect to documents filed by a Party which are incorporated by reference in the Registration Statement or any Required Filing, this right of approval shall apply only with respect to information relating to the other Party’s or its business, financial condition or results of operation. If at any time prior to the Effective Time, any information relating to Helios, Sub or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Helios or the Company that should be set forth in an amendment or supplement to the Registration Statement or any Required Filing, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly (but in any event within one (1) Business Day) notify the other Parties hereto and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the shareholders of the Company.

(c)     The Company shall use its reasonable best efforts to cause its shareholder(s) to duly approve the Merger and the transactions contemplated by this Agreement, as soon as reasonably practicable after the SEC declares the Registration Statement effective for the purpose of obtaining the Required Company Vote. The Company will (i) use its reasonable best efforts to obtain the Required Company Vote and (ii) otherwise comply with all legal requirements applicable to such meeting.

(d)     Each Party shall use its reasonable best efforts to ensure that the information supplied or to be supplied by such Party specifically for inclusion or incorporation in the Registration Statement, at the time the Registration Statement is declared effective by the SEC, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Each Party shall use its reasonable best efforts to ensure that the information supplied or to be supplied by such Party specifically for inclusion in the Registration Statement, on the date the Information Statement is first mailed to the stockholders of Helios, at the time of the Helios Shareholder Approval and at the Effective Time, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Each party shall use its reasonable best efforts to ensure that the information supplied or to be supplied by such party specifically for inclusion or incorporation in any Required Filing, at the time any such Required Filing is filed with the SEC, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(e)     The Company and Helios shall cooperate with each other and each shall use (and shall cause their respective Subsidiaries to use) reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things necessary, proper or advisable on its part under this Agreement in connection with the Merger and the other transactions contemplated hereby as soon as practicable, including, without limitation, preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings, and all other Consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained.

4.8         No Solicitation.

(a)     Neither the Company nor Helios shall, nor shall it authorize or permit any of its Affiliates to, and shall not authorize or permit its and its Affiliates’ respective Representatives to, directly or indirectly (i) solicit, initiate or knowingly encourage or otherwise take any action to facilitate any inquiries regarding, or the making of, any proposal or offer that constitutes, or may reasonably be expected to lead to, the submission of any Acquisition Proposal, or, (ii) subject to Section 4.8(b), conduct or engage in any discussions or negotiations with, disclose any non-public information relating to it or any of its Subsidiaries to, afford access to the Assets of it or any of its Subsidiaries to, or knowingly assist, participate in, facilitate or encourage any effort by, any third party that is seeking to make, or has made, any Acquisition Proposal, or (iii) subject to Section 4.8(b), approve, endorse or recommend any Acquisition Proposal, or (iv) subject to Section 4.8(b), enter into any agreement in principle, letter of intent, term sheet, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other Contract (in each case, whether or not binding) relating to any Acquisition Proposal (each, an “Acquisition Agreement”), or (v) subject to Section 4.8(b), grant any waiver, amendment or release under any standstill or confidentiality agreement or any Anti-takeover Laws or otherwise fail to enforce any of the foregoing (it being understood that the Company and Helios, as applicable, shall immediately take all steps within its power necessary to terminate any waiver that may have been heretofore granted, to any Person other than the Company or any of its Affiliates or Helios or any of Helios’ Affiliates (as applicable), under any such provisions), or (vi) resolve or agree to do any of the foregoing. Subject to Section 4.8(b), neither (x) the Company Board nor any committee thereof shall make, withdraw, amend, modify or materially qualify, in a manner adverse to Helios or Sub, the Company Board Recommendation nor (y) the Helios Board nor any committee thereof, shall make, withdraw, amend, modify or materially qualify, in a manner adverse to the Company, the Helios Board Recommendation, or (in the case of either the Company Board or any committee thereof or the Helios Board or any committee thereof) recommend an Acquisition Proposal, fail to recommend against acceptance of any tender offer or exchange offer for the shares of Company Common Stock or Helios Common Stock within five (5) Business Days after the commencement of such offer, or (in the case of the Company Board or any committee thereof) make any public statement inconsistent with the Company Board Recommendation, or resolve or agree to take any of the foregoing actions, or (in the case of the Helios Board or any committee thereof) make any public statement inconsistent with the Helios Board Recommendation, or resolve or agree to take any of the foregoing actions (any of the foregoing, a “Change of Recommendation”). Each of the Company and Helios shall, and shall cause its Affiliates to, cease immediately and cause to be terminated, and shall not authorize or permit any of its or their Representatives to continue, any and all existing activities, discussions or negotiations, if any, with any third party conducted prior to the date hereof with respect to any Acquisition Proposal and shall use its reasonable best efforts to cause any such third party (or its agents or advisors) in possession of non-public information in respect of (x) the Company or any of its Subsidiaries or (y) Helios or any of its Subsidiaries, as applicable, that was furnished by or on behalf of the Company and its Affiliates or Helios and its Affiliates, as applicable, to return or destroy (and confirm destruction of) all such information, subject to Section 4.8(b), and shall terminate access of all Persons (other than Helios, the Company and their respective Affiliates and Representatives) to any “data room” with respect to any Acquisition Proposal.

(b)     Provided that the Company or Helios, as applicable, has complied with Section 4.8(a), prior to the receipt of, in the case of the Company, the Required Company Vote, or, in the case of Helios, the Helios Shareholder Approval, the Company Board or the Helios Board, as applicable, directly or indirectly through any Representative, may, subject to Section 4.8(c), (i) participate in negotiations or discussions with any third party that has made a bona fide, unsolicited Acquisition Proposal that the Company Board or the Helios Board, as applicable, determines in good faith, after consultation with the Company’s or Helios’ (as applicable) outside legal counsel and financial advisors, constitutes or could reasonably be expected to result in a Superior Proposal, or (ii) furnish to such third party information relating to (x) the Company or any of its Subsidiaries or (y) Helios or any of its Subsidiaries, as applicable; provided, that all such information provided to such Person has previously been provided to (x) Helios prior to or is provided to Helios (in the case of disclosure by the Company) or (y) the Company or is provided to the Company (in the case of disclosure by Helios) contemporaneously with the provision to such Person, but in each case referred to in the foregoing clauses (i) and (ii), (A) only if the Company Board or the Helios Board, as applicable, determines in good faith, after consultation with the Company’s or Helios’ (as applicable) outside legal counsel, that the failure to take such action would be inconsistent with the Company Board’s or the Helios Board’s (as applicable) fiduciary duties under applicable Law and (B) such third party executes a confidentiality agreement that constitutes an Acceptable NDA. Nothing contained in this Section 4.8 shall prevent the Helios Board from disclosing to the Helios’ shareholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act with regard to an Acquisition Proposal, if the Helios Board determines in good faith, after consultation with Helios’s outside legal counsel, that failure to disclose such position would result in a violation of applicable Law. Any public disclosure by the Company or Helios relating to an Acquisition Proposal (other than, in the case of Helios, a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) shall be deemed to be a Change of Recommendation unless the Helios Board expressly publicly reaffirms its approval or recommendation of this Agreement and the Merger in such disclosure, or in the case of a “stop, look and listen” or similar communication with respect to Helios, in a subsequent disclosure on or before the earlier of (i) the last day of the ten (10) business day period under Rule 14d-9(f) under the Exchange Act and (ii) two (2) Business Days before the Helios Shareholder Approval.

(c)     The Company shall notify Helios, and Helios shall notify the Company, as applicable, promptly (but in any event within twenty-four (24) hours and prior to engaging in any of the actions under Section 4.8(b)) of (i) any Acquisition Proposal, (ii) any initial request for non-public information concerning the Company or any Company Subsidiary or Helios or any Helios Subsidiary, as applicable, related to, or from any Person or group who would reasonably be expected to make an Acquisition Proposal, or (iii) any initial request for discussions or negotiations related to any Acquisition Proposal. In such notice, the Company or Helios, as applicable, shall identify the third party making, and details of the material terms and conditions of, any such Acquisition Proposal, request, or inquiry and provide copies of any written proposals, draft agreements and all draft or executed financing commitments and related documentation. The Company or Helios, as applicable, shall keep the other promptly informed of the status of any such Acquisition Proposal, including any changes to the timing, amount or form of consideration, conditionality or other material terms of (or any other material developments with respect to) any Acquisition Proposal, request, or inquiry including by promptly, and in any event no later than forty-eight (48) hours after receipt by the Company or any of its Representatives or Helios or any of its Representatives, as applicable, providing to Helios or the Company, as applicable, copies of any additional or revised written proposals, requests, inquiries, draft agreements and all draft or executed financing commitments and related documentation. Each of the Company and Helios agrees that it and its Representatives will not enter into any agreement with any Person subsequent to the date hereof that prohibits it from providing any information or materials to the Company or Helios, as applicable, in accordance with, or otherwise complying with, this Section 4.8.

(d)     Except as set forth in this Section 4.8(d), neither the Company Board nor the Helios Board shall make any Change of Recommendation or enter into (or permit any Company Subsidiary or Helios Subsidiary, as applicable to enter into) an Acquisition Agreement. Notwithstanding the foregoing and provided that the Company and Helios, as applicable, have complied with all of their respective obligations set forth in this Section 4.8, at any time prior to, in the case of the Company, the receipt of the Required Company Vote and, in the case of Helios, the receipt of the Helios Shareholder Approval, the Company Board or the Helios Board may, in response to a Superior Proposal, make a Change of Recommendation or enter into (or permit any Company Subsidiary or Helios Subsidiary, as applicable, to enter into) an Acquisition Agreement if, (i) the Company Board or the Helios Board, as applicable, prior to effecting the Change of Recommendation, provides Helios or the Company, respectively, five (5) Business Days prior written notice of its intention to take such action, which notice shall include a description in reasonable detail of such Superior Proposal, (ii) the Company or Helios, as applicable, is and remains in compliance with this Section 4.8; (iii) during the five (5) Business Days following such written notice, (x) the Company Board and, if requested by Helios, its Representatives or (y) the Helios Board and, if requested by the Company, its Representatives, as applicable, have negotiated in good faith with Helios or the Company, respectively, regarding any revisions to the terms and conditions of the transactions contemplated by this Agreement, including the Merger; and (iv) at the end of the five (5) Business Day period described in the foregoing clause (iii), the Company Board or the Helios Board, as applicable, concludes in good faith, after consultation with the Company’s or Helios’ (as applicable) outside legal counsel and financial advisors (and taking into account any adjustment or modification of the terms of this Agreement which Helios or the Company, as applicable, has proposed), that such Acquisition Proposal (if any) continues to constitute a Superior Proposal and the failure to make a Change of Recommendation would be inconsistent with its fiduciary duties under applicable Law. Any material change to the terms, facts and circumstances relating to the Superior Proposal will be deemed to be a new Superior Proposal, as applicable, for purposes of this Section 4.8 and the Company or Helios, as applicable, shall be required to comply again with the requirements of this Section 4.8(d).

(e)     For purposes of this Agreement,  “Acquisition Proposal” means any offer or proposal made by a Person or group on or before August 8, 2016 that would result in such Person or group acquiring, directly or indirectly, beneficial ownership (with respect to securities, within the meaning of Section 13(d) of the Exchange Act) of at least fifteen percent (15%) (based on the fair market value thereof) of the Assets of, equity interest in, or business of, (x) the Company and the Company Subsidiaries, taken as a whole, or (y) Helios and the Helios Subsidiaries, taken as a whole, pursuant to a merger, reorganization, recapitalization, consolidation, license, share exchange, business combination, tender offer, sale of shares of capital stock, sale of assets or other similar transaction, including any single or multi-step transaction or series of related transactions, in each case other than the Merger, and  “Superior Proposal” means any Acquisition Proposal that if consummated would result in a Person or group owning, directly or indirectly, (A) fifty percent (50%) or more of all classes of outstanding equity securities of (x) the Company or of the surviving entity in a merger involving the Company or the resulting direct or indirect parent of the Company or such surviving entity or (y) Helios or of the surviving entity in a merger involving Helios or the resulting direct or indirect parent of Helios or such surviving entity or (B) fifty percent (50%) or more (based on the fair market value thereof) of the Assets of (x) the Company and the Company Subsidiaries (including capital stock of the Company Subsidiaries), taken as a whole, or (y) Helios and the Helios Subsidiaries (including capital stock of the Helios Subsidiaries), taken as a whole, which, in the case of either the immediately preceding clauses (A) and (B) the Company Board (with respect to the Company) or the Helios Board (with respect to Helios) determines in good faith (after consultation with its outside legal counsel and financial advisors) is superior, from a financial point of view, to this Agreement and the Merger, taking into account all financial, legal, regulatory and other aspects of such proposal and of this Agreement (including the relative risks of non-consummation and any changes to the terms of this Agreement proposed by Helios to the Company or by the Company to Helios, as applicable). Anything to the contrary in this Section 4.8 notwithstanding, Acquisition Proposal shall not include any offer or sale by Theodore Farnsworth of his Company Common Stock amounting to less than fifty percent (50%) of the outstanding Common Stock entitled to vote pursuant to the Required Company Vote.

4.9         Access to Information.

(a)     Upon reasonable notice, each Party shall (and shall cause its subsidiaries to) afford to the other Party and its Representatives reasonable access during normal business hours, during the period prior to the Effective Time, to all its officers, employees, properties, offices, plants and other facilities and to all books and records, including financial statements, other financial data and monthly financial statements within the time such statements are customarily prepared, and, during such period, each Party shall (and shall cause its Subsidiaries to) furnish promptly to the other Party and its Representatives, consistent with its legal obligations, all other information concerning its business, properties and personnel as such Person may reasonably request.

(b)     Each Party hereto will hold any such information that is non-public in confidence to the extent required by, and in accordance with, the provisions of that certain confidentiality agreement, dated February 11, 2016 (the “Confidentiality Agreement”), between the Company and Helios. No investigation by either Party shall diminish, obviate or prevent either Party’s reliance upon any of the representations, warranties, covenants or agreements of the Company contained in this Agreement.

4.10        Filing with State Office.

Upon the terms and subject to the conditions of this Agreement, Sub and the Company shall execute and file the Articles of Merger with the office of the Secretary of State of the State of Nevada in connection with the Closing.

4.11        Directors’ and Officers’ Indemnification and Insurance.

(a)     For purposes of this Section 4.11,  “Indemnified Person” shall mean any person who is now, or has been at any time prior to the Effective Time, an officer or director of Helios or the Company or who was serving at the request of Helios or the Company as an officer or director of another corporation, joint venture or other enterprise, and  “Proceeding” shall mean any claim, action, suit, proceeding or investigation, whether or not such claim, proceeding or investigation results in a formal civil or criminal litigation or regulatory action.

(b)     From and after the Effective Time, Helios and the Surviving Corporation shall  indemnify and hold harmless against any costs or expenses (including attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding, and provide advancement of expenses to, all Indemnified Persons to the fullest extent permitted under applicable Law and the Company Organizational Documents, and  honor the provisions regarding elimination of liability of directors, indemnification of officers, directors and employees and advancement of expenses contained in the Company Organizational Documents immediately prior to the Effective Time and ensure that the articles of incorporation and bylaws of the Surviving Corporation shall contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors, officers, employees and agents of the Company and the Company Subsidiaries than are presently set forth in the Company Organizational Documents. Any right of indemnification of an Indemnified Person pursuant to this Section 4.11(b) shall not be amended, repealed or otherwise modified at any time until six (6) years from the Effective Time in a manner that would adversely affect the rights of such Indemnified Person as provided herein except as required by applicable Law. Without limiting the foregoing, in any case in which approval by Helios or the Surviving Corporation is required to effectuate any indemnification or advancement of expenses, Helios or the Surviving Corporation, as applicable, shall direct, at the election of the Indemnified Person, that the determination of any such approval shall be made by independent counsel mutually agreed upon between Helios and the Indemnified Person.

(c)     For a period of six (6) years from the Effective Time, Helios shall maintain in effect for Helios’s directors and officers liability insurance policies in respect of (1) acts or omissions occurring at or prior to the Effective Time with respect to Helios’s directors and officers immediately preceding the Effective Time, and (2) acts or omissions occurring from and after the Effective Time with respect to those directors and officers in office from and after the Effective Time, covering each Indemnified Person on terms with respect to such coverage and amounts no less favorable than those of such policies in effect on the date of this Agreement; provided, that Helios may substitute therefor policies of a reputable and financially sound insurance company containing terms, including with respect to coverage and amounts, no less favorable to any Indemnified Person; provided further, that in satisfying their obligation under this Section 4.11(c), Helios shall not be obligated to pay for coverage for any 12-month period with aggregate premiums for insurance in excess of $100,000 (the “Annual Amount”) payable by Helios or the Company for 12 months of coverage under its existing directors’ and officers’ liability insurance policies, it being understood and agreed that Helios shall nevertheless be obligated to provide such coverage as may be obtained for $100,000. Helios will cause such policies to be maintained in full force and effect for their full term.

(d)     Subject to applicable Law, the rights of any Indemnified Person under this Section 4.11 shall be in addition to any other rights such Indemnified Person may have under the certificate of incorporation or bylaws of Helios, the Surviving Corporation or any of the Company Subsidiaries or Helios Subsidiaries under the Delaware General Corporation Law, the NRS or otherwise. The provisions of this Section 4.11 shall survive the consummation of the Merger for a period of six (6) years and are expressly intended to benefit each of the Indemnified Persons and their respective heirs and personal representatives; provided, that in the event that any claim or claims for indemnification set forth in Section 4.11 are asserted or made within such six (6) year period, all rights to indemnification in respect of any such claim or claims shall continue until disposition of any and all such claims.

4.12        Press Releases.

The initial press release concerning the Agreement and the Merger shall be a joint release and, thereafter, so long as this Agreement is in effect, none of Helios, Sub or the Company will disseminate any press release or other public disclosure materially related to this Agreement, the Merger or any other transaction contemplated hereby, without the prior consent of the other Parties hereto; provided, that nothing in this Section 4.12 shall be deemed to prohibit any Party from making any disclosure that its outside legal counsel deems required by Law or the rules or regulations of any applicable securities exchange or Governmental Entity to which the relevant Party is subject or submits, wherever situated, in which case the Party required to make the release or announcement shall use its reasonable best efforts to allow each other Party reasonable time to comment on such release or announcement in advance of such issuance provided, further, that each of Helios and the Company may make any public statement in response to specific questions by the press, analysts, investors or those attending industry conferences or financial analyst conference calls, so long as any such statements are not inconsistent with previous press releases, public disclosures or public statements made jointly by Helios and the Company and do not reveal material, non-public information regarding the other Parties.

4.13        Takeover Laws; Charter Provisions; No Rights Plan.

(a)     Each of Helios and the Helios Board, the Company and the Company Board shall, take all actions as may be necessary to ensure that no Anti-takeover Law is or becomes applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement.

(b)     From the date hereof through the earlier of termination of this Agreement and the Effective Time, neither Helios nor the Company will adopt, approve or agree to adopt, a rights plan, “poison-pill” or other similar agreement or arrangement or any anti-takeover provision in the Helios Organizational Documents or Company Organizational Documents that is, or at the Effective Time shall be, applicable to Helios or the Helios Common Stock, or the Company or the Company Common Stock, the Merger or the other transactions contemplated by this Agreement.

4.14        Shareholder Litigation.

Each of the Company and Helios shall keep the other Party hereto informed of, and cooperate with such Party in connection with, any shareholder litigation or claim against such Party and/or its directors or officers relating to the Merger or the other transactions contemplated by this Agreement; provided, that, notwithstanding any contrary provision of Section 4.3, no settlement in connection with such shareholder litigation shall be agreed to without Helios’ prior written consent.

4.15     Governance Matters.

The Company and Helios shall take all reasonable action to cause, effective at the Effective Time the other Party, the resignations of all such directors and officers of the Company, Helios and the Subsidiaries as shall not be continuing as such following the Effective Time and/or the Company Subsidiaries.

4.16     NASDAQ Listing.

As promptly as reasonably practicable following the date hereof, the Company shall file, at its expense, an initial listing application, together with all applicable supporting documentation, with NASDAQ and shall otherwise use its reasonable best efforts to obtain the listing and admission for trading at or prior to the Effective Time of the Helios Common Stock on a post-Merger basis, including, for the avoidance of doubt, the Helios Common Stock issued as Merger Consideration, on NASDAQ. The Company shall provide all applicable supporting documentation reasonably requested by Helios or NASDAQ in connection with such NASDAQ listing application.

4.17     Voting and Support Agreements.

On or prior to the date hereof, those Persons identified on Schedule 4.17 shall have entered into voting and support agreements, each in the form attached as Exhibits C and D, which, among other things, set forth such Persons’ respective agreements to vote in favor of, as applicable, the Merger and the other transactions contemplated hereby.

4.18     Helios Board of Directors.

The Helios Board shall take such action as required such that, effective as of the Effective Time, the Helios Board shall be comprised of a total of five (5) members, each of whom is identified on Schedule 4.18 and each of whom shall hold office as a director of Helios until the next annual meeting of Helios and until such person’s successor is duly qualified and elected, with Theodore Farnsworth being appointed as the Chairman of the Board as of the Effective Time. Helios and the Company shall each have the right to designate two directors on Schedule 4.18, and the majority in interest of the investors in the Capital Raising Transaction (“CRT Majority”) shall designate a fifth director on Schedule 4.18 (the “CRT Director”). If any person designated by the Company, Helios or such majority in interest becomes unavailable to serve as a director for any reason, then prior to the Effective Time, the Company, Helios or the CRT Majority may replace its designee on Schedule 4.18 by written notice to the others, and Schedule 4.18 shall be deemed amended thereby.

4.19     Amendment to Helios Equity Incentive Plan.

The Helios Board shall duly approve and adopt an amendment to Helios’s 2014 Equity Incentive Plan (the “Helios Equity Plan”) such that the number of shares available for issuance pursuant to awards thereunder, in total, shall equal not more than fifteen (15%) of the outstanding shares of Helios Common Stock on a fully diluted basis immediately after the Effective Time and satisfaction of the conditions to Closing set forth in Article 5 (the “Helios Plan Amendment”), subject to and in accordance with the Post-Merger Capitalization. On the Closing Date, the Helios Board shall grant equity incentive awards under the Helios Equity Plan, as amended, to the persons and in the amounts set forth on Schedule 4.19, to become effective at the Effective Time. On the Closing Date or as soon as commercially practicable thereafter, Helios shall register with the SEC on Form S-8 all of the shares of Helios Common Stock added to the Helios Equity Incentive Plan pursuant to the Helios Plan Amendment.

4.20       Employment Agreements.

Prior to the rendering of the Fairness Opinion, the Helios Board shall duly approve and adopt an employment agreement with each of Parthasarathy Krishnan and Theodore Farnsworth, substantially in the forms to be mutually agreed upon by Helios, the Company and each of Parthasarathy Krishnan, in his capacity as the Chief Executive Officer and interim Chief Financial Officer of Helios and Chief Technology Officer of the Company, and Theodore Farnsworth, in his capacity as Chief Executive Officer of the Company, to become effective as of the Effective Time.

Article 5
Conditions Precedent to Obligations to Consummate

5.1        Conditions to Obligations of Each Party.

The obligations of the Company, Helios and Sub to effect the Merger and the other transactions contemplated hereby are subject to the satisfaction or waiver (other than the Required Company Vote, which may not be waived in any circumstance) on or prior to the Closing Date of the following conditions:

(a)     Company Shareholder Approval. The Company shall have obtained the Required Company Vote in connection with the approval and adoption of this Agreement, the Merger and the other transactions contemplated by this Agreement.

(b)     Helios Shareholder Approval. Helios shall have obtained the Helios Shareholder Approval.

(c)     Capital Raise. The Capital Raising Transaction shall have been consummated.

(d)     No Injunctions or Restraints, Illegality. No statute, rule, regulation, executive order, decree or ruling, shall have been adopted or promulgated, and no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other U.S. Governmental Entity of competent jurisdiction shall be in effect, having the effect of making the Merger or the other transactions contemplated hereby illegal or otherwise prohibiting consummation of the Merger or the other transactions contemplated hereby; provided, that the provisions of this Section 5.1(d) shall not be available to any Party whose failure to fulfill its obligations pursuant to Section 4.11 shall have been the cause of, or shall have resulted in, such order or injunction.

(e)     Payment of Legal Fees. The Company shall have paid the Helios Legal Fees and all outstanding fees owed to its counsel G&M prior to the Effective Time.

(f)     Consents and Approvals. All consents, waivers, authorizations and approvals of any Governmental Entity or any third party required in connection with the execution, delivery and performance of this Agreement and the other transactions contemplated hereby set forth on Section 5.1(f) of the Company Disclosure Schedule and Section 5.1(f) of the Helios Disclosure Schedule shall have been duly obtained and shall be in full force and effect on the Closing Date.

(g)     NASDAQ Approval. The NASDAQ Approval shall have been obtained, and the shares of Helios Common Stock to be issued in the Merger and issuable pursuant to the Capital Raising Transaction shall have been approved for quotation or listing, as the case may be, on NASDAQ (or any successor inter-dealer quotation system or stock exchange thereto) subject to official notice of issuance.

(h)     Effectiveness of the Registration Statement. The Registration Statement shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no Legal Proceedings for that purpose shall have been initiated or threatened by the SEC.

(i)     Dissenters’ Rights. Holders of no more than one percent (1%) of the outstanding shares of Company Common Stock shall have validly exercised, or remained entitled to exercise, their appraisal rights under the NRS.

(j)     Due Diligence Review. Each of Helios and the Company shall be satisfied, in its sole and absolute discretion, with the results of its due diligence investigation of the other; provided, however, that this condition shall cease to apply from and after the end of the Due Diligence Review Period. Such due diligence review shall include review of schedules and exhibits required to be delivered in connection with the execution of this Agreement which may be delivered up to fifteen (15) calendar days after the date of this Agreement. Failure by any Party to timely deliver any such required schedule or exhibit shall be sufficient cause for any other Party to terminate this Agreement.

(k)     Intentionally omitted.

(l)     Listing. From the date of this Agreement and continuously through the Effective Time, the Helios Common Stock shall be listed on NASDAQ and shall have not been suspended as of the Effective Date by the SEC or NASDAQ from trading on NASDAQ. After receiving the NASDAQ Approval and giving effect to the Merger and the Capital Raising Transaction, no suspension by the SEC or NASDAQ shall have been threatened as of the Effective Date either (A) orally or in writing by the SEC or NASDAQ, or (B) by Helios having fallen below the minimum listing maintenance requirements of NASDAQ.

(m)     Opinion of Financial Advisor. No later than August 8, 2016, the Helios Board shall have received the opinion of a financial advisor to be included in the Registration Statement pursuant to the rules and regulations under the Securities Act to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions, qualifications, limitations and other matters considered in connection with the preparation of such opinion, the Exchange Ratio in the Merger and the Post-Merger Capitalization, the Reserve Amount Forgiveness and employment agreements described in Section 4.20 were fair, from a financial point of view, to Helios and its stockholders (the “Fairness Opinion”), and such opinion shall have not been modified or withdrawn following the date thereof.

5.2         Conditions to Obligations of Helios and Sub.

The obligations of Helios and Sub to effect the Merger and the other transactions contemplated hereby are subject to the satisfaction, or waiver by Helios, on or prior to the Closing Date, of the following additional conditions:

(a)     Representations and Warranties. The representations and warranties of the Company set forth in Article 2 of this Agreement shall be true and correct in all material respects (without giving effect to any limitation indicated by the words “Company Material Adverse Effect,” “in all material respects,” “in any material respect,” “material” or “materially” used with respect to the Company (each, a “Company Materiality Qualifier”)) when made and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of such date), provided, that the representations and warranties of the Company set forth in Sections 2.1, 2.2, 2.3(b), 2.4(a)(i) and (iii) and 2.6 shall be true and correct in all respects (without giving effect to any Company Materiality Qualifier), when made and as of the Closing Date, as if made at and also with respect to Section 2.30 as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date). Helios shall have received a certificate of an executive officer of the Company to such effect.

(b)     Performance of Obligations of the Company. The Company shall have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date. Helios shall have received a certificate of an executive officer of the Company to such effect.

5.3         Conditions to Obligations of the Company.

The obligations of the Company to effect the Merger and the other transactions contemplated hereby are subject to the satisfaction of, or waiver by the Company, on or prior to the Closing Date of the following additional conditions:

(a)     Representations and Warranties. The representations and warranties of Helios and Sub set forth in Article 3 of this Agreement shall be true and correct in all material respects (without giving effect to any limitation indicated by the words “Helios Material Adverse Effect,” “in all material respects,” “in any material respect,” “material” or “materially” used with respect to Helios or Sub (each, a “Helios Materiality Qualifier”)) when made and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of such date), provided, that the representations and warranties of Helios and Sub set forth in (i) Sections 3.1, 3.2, 3.3(b), 3.4(a)(i) and (iii), 3.6 and 3.29 shall be true and correct in all respects (without giving effect to any Helios Materiality Qualifier), when made and as of the Closing Date, as if made at and as of such date (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date). The Company shall have received a certificate of an executive officer of Helios and Sub to such effect.

(b)     Performance of Obligations of Helios. Helios and Sub shall have performed in all material respects and complied in all material respects with all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Closing Date. The Company shall have received a certificate of an executive officer of Helios to such effect.

Article 6
Termination

6.1        Termination.

This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Required Company Vote or the Helios Shareholder Approval (except as otherwise expressly noted):

(a)         by mutual written consent of Helios and the Company, by action of their respective boards of directors;

(b)         by either the Company or Helios if:

(i)     the Effective Time shall not have occurred on or before November 15, 2016, (the “Termination Date”); provided that the Termination Date shall be automatically extended for a period of sixty (60) days in the event that the failure of the Closing to have occurred by the initial Termination Date results primarily by the failure of any of the conditions set forth in Sections 5.1(f), or 5.1(g) or 5.1(h) and provided further, that the right to terminate this Agreement under this Section 6.1(b)(i) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the primary cause of the failure of the Effective Time to occur on or before the Termination Date and such action or failure to perform constitutes a breach of this Agreement;

(ii)     any Governmental Entity of competent jurisdiction shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting or making illegal the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the Party seeking to terminate this Agreement pursuant to Section 6.1(b)(ii) shall have used its reasonable best efforts to remove such restraint or prohibition as required by this Agreement; and provided, further, that the right to terminate this Agreement pursuant to this Section 6.1(b)(ii) shall not be available to any Party whose material breach of any provision of this Agreement results in the imposition of such order, decree or ruling or the failure of such order, decree or ruling to be resisted, resolved or lifted;

(iii)     the Required Company Vote shall not have been obtained;

(iv)     the Helios Shareholder Approval shall not have been obtained;

(v)     either Helios or the Company notifies the other that it is not satisfied with its due diligence investigation of the other, as provided in Section 5.1(j), provided that such notice is delivered during the Due Diligence Review Period; or

(vi)     The NASDAQ Hearings Panel (as defined in NASDAQ Listing Rule 5805) shall have issued a decision to delist Helios from NASDAQ following the hearing scheduled for July 7, 2016.

(c)         by Helios, if:

(i)     the Company shall have breached or failed to perform in any respect any of its representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform  is not cured by the Company within thirty (30) days following receipt by the Company of written notice of such breach or failure to perform from Helios (or, if earlier the Termination Date), and  would result in a failure of any condition set forth in Sections 5.1 or 5.2; provided that Helios’ right to terminate this Agreement pursuant to this Section 6.1(c)(i) shall not be available if Helios or Sub is then in material breach of any of its representations, warranties, covenants or agreements hereunder that would result in the conditions to Closing set forth in Sections 5.1 or 5.3 not being satisfied;

(ii)      the Company Board shall have made a Change of Recommendation;  the Company enters into a written agreement with respect to an Acquisition Agreement; or  the Company or the Company Board shall have publicly announced its intention to do any of the foregoing;

(iii)     there is a Change of Recommendation by the Helios Board after complying with Section 4.8;

(iv)     Helios enters into an Acquisition Agreement with respect to a Superior Proposal after complying with the requirements of Section 4.8;

(v)     if (x) all of the conditions contained in Section 5.1 and Section 5.3 have been satisfied or waived by the Company (other than those conditions that by their nature are to be satisfied at the Closing (but subject to their satisfaction or waiver by the Company at the Closing)) and (y) the Company fails to complete the Closing within three (3) Business Days following the date the Closing should have occurred pursuant to Section 1.2 or

(d)         by the Company if

(i)     Helios or Sub shall have breached or failed to perform in any respect any of their respective representations, warranties, covenants or agreements contained in this Agreement, which breach or failure to perform  is not cured within thirty (30) days following receipt by Helios of written notice of such breach or failure to perform from the Company (or, if earlier, the Termination Date), and  would result in a failure of any condition set forth in Sections 5.1 or 5.3; provided, that the Company’s right to terminate this Agreement pursuant to this Section 6.1(d)(i) shall not be available if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder that would result in the conditions to Closing set forth in Sections 5.1 or 5.2 not being satisfied;

(ii)       a Change of Recommendation by the Helios Board shall have occurred;  Helios enters into a written agreement with respect to an Acquisition Agreement; or  Helios or the Helios Board shall have publicly announced its intention to do any of the foregoing;

(iii)     there is a Change of Recommendation by the Company Board after complying with Section 4.8;

(iv)     the Company enters into an Acquisition Agreement with respect to a Superior Proposal after complying with the requirements of Section 4.8; or

(v)     if (x) all of the conditions contained in Section 5.1 and Section 5.2 have been satisfied or waived by Helios (other than those conditions that by their nature are to be satisfied at the Closing (but subject to their satisfaction or waiver by Helios at the Closing)) and (y) Helios and Sub fail to complete the Closing within three (3) Business Days following the date the Closing should have occurred pursuant to Section 1.2.

6.2         Effect of Termination.

(a)     Except as provided in this Section 6.2, in the event of termination of this Agreement by either the Company or Helios as provided in Section 6.1, this Agreement (other than Section 4.9(b), 4.12, Article 6 and Article 7) shall forthwith become void and there shall be no liability or obligation on the part of Helios, Sub or the Company or their respective Representatives; provided, that the termination of this Agreement shall not relieve any Party from any liability for any fraud or intentional and material breach of this Agreement.

(b)     If (x) Helios shall terminate this Agreement pursuant to Section 6.1(c)(i), (y) the Company shall terminate this Agreement pursuant to Section 6.1(d)(i), (z) Helios or the Company shall terminate this Agreement pursuant to Sections 6.1(b)(i), 6.1(b)(iii) or 6.1(b)(iv), then (i) if the Company shall have entered into an Acquisition Agreement or consummated a transaction in respect of an Acquisition Proposal within twelve (12) months after such termination, then the Company shall pay to Helios an amount equal to $750,000 (the “Company Termination Fee”) or (ii) if Helios shall have entered into an Acquisition Agreement or consummated a transaction in respect of an Acquisition Proposal within twelve (12) months after such termination, then Helios shall pay to the Company an amount equal to $750,000 (the “Helios Termination Fee”), in each case by wire transfer of same day funds on the earlier of the date of entry into the Acquisition Agreement and such consummation. For the avoidance of doubt, any Acquisition Agreement or transaction not arising from an Acquisition Proposal will not generate either a Company Termination Fee or Helios Termination Fee.

(c)     If (x) Helios shall terminate this Agreement pursuant to Sections 6.1(c)(ii)(A), (B) or (C), or (y) the Company shall terminate this Agreement pursuant to Section 6.1(d)(iii) then the Company shall pay to Helios, not later than two (2) Business Days following such termination, an amount equal to the Company Termination Fee.

(d)     If the Company shall terminate this Agreement pursuant to Section 6.1(d)(iv), then the Company shall pay to Helios the Company Termination Fee concurrently with such termination.

(e)     If (x) the Company shall terminate this Agreement pursuant to Sections 6.1(d)(ii)(A), (B) or (C) or (y) Helios shall terminate this Agreement pursuant to Section 6.1(c)(iii), then Helios shall pay to the Company, not later than two (2) Business Days following such termination, an amount equal to the Helios Termination Fee.

(f)     If Helios shall terminate this Agreement pursuant to Section 6.1(c)(iv), then Helios shall pay to the Company the Helios Termination Fee concurrently with such termination.

(g)     For purposes of this Section 6.2, the term “Acquisition Proposal” shall have the meaning assigned to such term in Section 4.8(e), except that the reference to “fifteen percent (15%)” in the definition of “Acquisition Proposal” shall be deemed to be a reference to “fifty percent (50%).”

(h)     All payments under this Section 6.2 shall be made by wire transfer of immediately available funds to an account or accounts designated by the receiving party.

(i)     Each Party acknowledges that the agreements contained in this Section 6.2 are an integral part of the transactions contemplated by this Agreement and are not a penalty, and that, without these agreements, no Party would enter into this Agreement. Nothing contained in this Section 6.2 shall constitute or shall be deemed to constitute liquidated damages for the intentional breach by any Party of the terms of this Agreement or otherwise limit the rights of any Party. If any Party fails to pay promptly any fees or expenses due pursuant to this Section 6.2, then such Party shall also pay to the Party to whom such payment is due its reasonable costs and expenses (including legal fees and expenses) in connection with any action, including the filing of any lawsuit or other legal action, taken to collect payment, together with interest on the amount of the unpaid fees or expenses under this Section 6.2, accruing from its due date, at an interest rate per annum equal to two (2) percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal. Any change in the interest rate hereunder resulting from a change in such prime rate will be effective at the beginning of the date of such change in such prime rate. Under no circumstances shall (x) the Company be obligated to pay more than one (1) Company Termination Fee or (y) Helios be obligated to pay more than one (1) Helios Termination Fee. If Helios receives a fee pursuant to Sections 6.2(b), 6.2(c), or 6.2(d), then the collection of such fee will be the sole and exclusive remedy of Helios and Sub in respect of any breach of, or inaccuracy contained in the Company’s covenants, agreements, representations or warranties in this Agreement. If the Company receives a fee pursuant to Sections 6.2(b), 6.2(c), or 6.2(d), then the collection of such fee will be the sole and exclusive remedy of the Company in respect of any breach of, or inaccuracy contained in Helios’ and Sub’s respective covenants, agreements, representations or warranties in this Agreement.

6.3        Expenses. Except as otherwise provided herein, including as set forth in Sections 6.2 and 5.1(e), all Expenses shall be borne by the Party incurring such Expenses. Notwithstanding the foregoing, if Helios terminates this Agreement pursuant to Section 6.1(c)(i) or the Company terminates this Agreement pursuant to Section 6.1(d)(i), then the non-terminating Party shall, on or prior to the fifth (5th) day following such termination, pay to the terminating Party an amount in cash (which in no event shall exceed $500,000), by wire transfer of immediately available funds, equal to terminating Party’s actual Expenses incurred in connection with this Agreement and the transactions contemplated hereby.

Article 7
Miscellaneous

7.1         Definitions.

(a)     Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:

“Acceptable NDA” means a confidentiality agreement containing terms at least as restrictive with respect to such Person as the terms contained in the Confidentiality Agreement with respect to the other Party (provided that such confidentiality agreement may provide that any standstill provisions shall terminate if there is a public announcement that a third party other than the applicable Party has entered into an agreement with the Company with respect to an Acquisition Proposal or a Helios Acquisition Proposal or such third party has publicly announced that it intends to commence a tender offer with respect to the Company’s or Helios’ equity securities).

“Affiliate” of a Person means: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; (ii) any officer, director, partner, employer, or direct or indirect beneficial owner of any ten percent (10%) or greater equity or voting interest of such Person; or (iii) any other Person for which a Person described in clause (ii) acts in any such capacity.

“Assets” of a Person means all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Business Day” means a day except (i) a Saturday, (ii) a Sunday, or (iii) another day on which the SEC or banks in the City of New York are authorized or required by Law to be closed.

“Capital Raising Transaction” means a public or private offering, whether or not underwritten, of securities of Helios, which provides Helios with aggregate gross cash proceeds of at least $5,000,000 and up to $10,000,000 before deduction of offering expenses and any underwriter or placement agent fees, discounts or expenses.

“Company Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company Disclosure Schedule” means the written information set forth in a Disclosure Schedule delivered as of the date of this Agreement to Helios and attached hereto describing in reasonable detail the matters contained therein and, with respect to each disclosure made therein, referencing each Section of this Agreement under which such disclosure is being made. Unless reasonably apparent from its face, information disclosed with respect to one Section shall not be deemed to be disclosed for purposes of any other Section not specifically referenced with respect thereto.

“Company Entities” means, collectively, the Company and the Company Subsidiaries.

“Company IP” means: (a) all Intellectual Property relating to the Company Products in which the Company and any of the Company Subsidiaries have an ownership interest; and (b) all other Intellectual Property which the Company and any of the Helios Subsidiaries use and exploit in connection with the manufacture, use, testing, sale, license or other commercialization of the Company Products;

“Company Material Adverse Effect” means any state of facts, event, change, circumstance, development, effect or occurrence which, individually or together with any other state of facts, event, change, circumstance, development, effect or occurrence, has or could reasonably be expected to have a material adverse impact on (i) the assets, properties, capitalization, condition (financial or otherwise), financial position, prospects, business or results of operations of the Company Entities, taken as a whole; provided, that “Company Material Adverse Effect” shall be deemed to exclude the impact of  changes after the date hereof in Laws (or interpretations thereof) of general applicability or interpretations thereof by Governmental Entities,  changes or modifications after the date hereof in GAAP or regulatory accounting requirements,  actions and omissions of any of the Company Entities taken with the prior written consent of Helios,  the public announcement of this Agreement, including, without limitation, any shareholder litigation related to this Agreement,  general national or international economic, financial, political or business conditions including the engagement by the United States in hostilities, whether or not pursuant to a declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any of its territories, possession or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, or  any failure by the Company to meet internal projections or forecasts or third-party revenue or earnings predictions for any period (it being understood that any cause of any such failure may be taken into consideration when determining whether a Company Material Adverse Effect has occurred or could reasonably be expected to occur, unless such cause is otherwise excluded); provided, that state of facts, events, changes, circumstances, developments, effects or occurrences referred to in clauses (A), (B) and (G) above shall be considered for purposes of determining whether there has been or would reasonably be expected to be a Company Material Adverse Effect if and to the extent such state of facts, events, changes, circumstances, developments, effects or occurrences has had or could reasonably be expected to have a disproportionate adverse effect on the Company Entities, as compared to other companies operating in the industry or territory in which the Company Entities operate; or (ii) the ability of the Company to perform its obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement.

“Company Material Contract” means any Contract that is binding upon the Company or any Company Subsidiary and that: (i) would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act if the Company were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (ii) contains covenants that limit the ability of the Company or any Company Subsidiary (or which, following the consummation of the Merger, could restrict or purport to restrict the ability of the Surviving Corporation or Helios or any of their Affiliates) to compete in any business or with any Person or in any geographic area; (iii) involves the payment to or from any of the Company Entities of $25,000 or more; (iv) relates to Company Intellectual Property (excluding contracts for the use of commercially available software); (v) relates to indebtedness for borrowed money or any third-party financial guaranty, in each case in excess of $100,000; (vi) involves any exchange traded or over the counter swap, forward, future, option, cap, floor or collar financial Contract, or other derivative Contract, or any other interest rate or foreign currency protection Contract; (vii) involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of a business or capital stock or other equity interest of another Person, which acquisition or disposition has yet to be consummated; or (viii) contains a “standstill” or similar provision that restricts the ability of the Company, the Company Subsidiaries or any of their respective Affiliates to acquire any of the securities or assets of a third party or such third party’s Affiliates.

“Company Products” means all products marketed or under development by the Company or any Company Subsidiary.

“Company Services” means all services provided by the Company.

“Company Subsidiaries” means the Subsidiaries of the Company, which shall include any corporation, limited liability company, limited partnership, limited liability partnership or other organization acquired as a Subsidiary of the Company in the future and held as a Subsidiary by the Company at the Effective Time.

“Consent” means any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order or Permit.

“Contract” means any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, license, obligation, plan, practice, restriction, promise, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

“Default” means (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit; (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit; or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit.

“Due Diligence Review Period” means the period from the date of this Agreement until 12:00 PM Pacific time on July 28, 2016 during which the Company and Helios shall complete their respective due diligence review of the other.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exhibit” means the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof, and may be referred to in this Agreement and any other related instrument or document without being attached hereto or thereto.

“Expenses” of a Person means all fees and expenses, including all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a Party hereto and its Affiliates), incurred by or on behalf of such Person in connection with or related to the authorization, preparation, negotiation, execution and performance of the Capital Raising Transaction, this Agreement, the Confidentiality Agreement and the transactions contemplated hereby and thereby, including the preparation, printing, filing and mailing, as the case may be, of the Information Statement, the Registration Statement and the other Required Filings and any amendments or supplements thereto, and the solicitation of shareholder approval and all other matters related to the transactions contemplated hereby.

“GAAP” means United States generally accepted accounting principles, consistently applied during the periods involved.

“Governmental Entity” shall mean any foreign, multinational, supra-national, or domestic arbitrator, court, nation, governmental or quasi-governmental agency, government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial regulatory or administrative functions of, or pertaining to, government.

“Helios Common Stock” means the common stock, par value $0.01 per share, of Helios, prior to the Merger.

“Helios Disclosure Schedule” means the written information set forth in the Disclosure Schedule delivered as of the date of this Agreement by Helios to the Company.

“Helios Entities” means, collectively, Helios and all Helios Subsidiaries.

“Helios IP” means (a) all Intellectual Property relating to the Helios Products in which Helios and the Helios Subsidiaries have an ownership of interest, and (b) all other Intellectual Property which Helios and any of the Helios Subsidiaries use and exploit in connection with the manufacturer, use, testing, sale, license or other commercialization of the Helios Products.

“Helios Legal Fees” means the reasonable legal fees on an accountable basis incurred by Helios on or prior to the Effective Date in connection with the Merger, the Registration Statement and any other Required Filing, the NASDAQ Approval, and the closing of the transactions contemplated hereby or thereby, provided that any legal fees in excess of $200,000 in the aggregate shall require the Company’s prior written consent, which consent shall not be unreasonable withheld and any such increases to which the Company consents shall be in increments of not less than $20,000. “Helios Material Adverse Effect” means any state of facts, event, change, circumstance, development, effect or occurrence which, individually or together with any other state of facts, event, change, circumstance, development, effect or occurrence, has or could reasonably be expected to have a material adverse impact on (i) the assets, properties, capitalization, condition (financial or otherwise), financial position, prospects, business or results of operations of the Helios Entities, taken as a whole; provided, that “Helios Material Adverse Effect” shall be deemed to exclude the impact of (A) changes after the date hereof in Laws (or interpretations thereof) of general applicability or interpretations thereof by Governmental Entities, (B) changes or modifications after the date hereof in GAAP or regulatory accounting requirements, (C) actions and omissions of any of the Helios Entities taken with the prior written consent of the Company, (D) the public announcement of this Agreement, including, without limitation, any shareholder litigation related to this Agreement, (E) changes in the market price or trading volume of shares of Helios Common Stock (it being understood that any cause of any such change may be taken into consideration when determining whether a Helios Material Adverse Effect has occurred or could reasonably be expected to occur, unless such cause is otherwise excluded), (F) general national or international economic, financial, political or business conditions including the engagement by the United States in hostilities, whether or not pursuant to a declaration of a national emergency or war, or the occurrence of any military or terrorist attack upon the United States or any of its territories, possession or diplomatic or consular offices or upon any military installation, equipment or personnel of the United States, or (G) any failure by Helios to meet internal projections or forecasts or third-party revenue or earnings predictions for any period (it being understood that any cause of any such failure may be taken into consideration when determining whether a Helios Material Adverse Effect has occurred or could reasonably be expected to occur, unless such cause is otherwise excluded); provided, that state of facts, events, changes, circumstances, developments, effects or occurrences referred to in clauses (A), (B), and (F) above shall be considered for purposes of determining whether there has been or could reasonably be expected to be a Helios Material Adverse Effect if and to the extent such state of facts, events, changes, circumstances, developments, effects or occurrences has had or would reasonably be expected to have a disproportionate adverse effect on the Helios Entities, as compared to other companies operating in the industry or territory in which the Helios Entities operate; or (ii) the ability of Helios to perform its obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement.

“Helios Material Contract” means any Contract that is binding upon Helios or any Helios Subsidiary and that: (i) would be required to be filed by Helios as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act; (ii) contains covenants that limit the ability of Helios or any Helios Subsidiary (or which, following the consummation of the Merger, could restrict or purport to restrict the ability of the Surviving Corporation or Helios or any of their Affiliates) to compete in any business or with any Person or in any geographic area; (iii) involves the payment to or from any of the Helios Entities of $100,000 or more; (iv) relates to Helios Intellectual Property (excluding contracts for the use of commercially available software); (v) relates to indebtedness for borrowed money or any third-party financial guaranty, in each case in excess of $100,000; (vi) involves any exchange traded or over the counter swap, forward, future, option, cap, floor or collar financial Contract, or other derivative Contract, or any other interest rate or foreign currency protection Contract; (vii) involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of a business or capital stock or other equity interest of another Person, which acquisition or disposition has yet to be consummated; or (viii) contains a “standstill” or similar provision that restricts the ability of Helios, the Helios Subsidiaries or any of their respective Affiliates to acquire any of the securities or assets of a third party or such third party’s Affiliates.

“Helios Products” means all products marketed or under development by Helios or any Helios Subsidiary.

“Helios Public Disclosure Record” means all documents and information filed by Helios under applicable Securities Laws on the Electronic Data Gathering, Analysis, and Retrieval system (EDGAR), during the period commencing January 1, 2014 and ending on the Effective Date, which are publicly available as of the date hereof or as of the Effective Date;

“Helios SEC Documents” means the SEC Documents of Helios.

“Helios Shareholder Approval” means approval by holders of a majority of the issued and outstanding Helios Common Stock of the Merger, the issuance of the Merger Consideration, the Helios Plan Amendment and, if shareholder approval is required by any applicable Law or NASDAQ rules, the Forward Split, the Capital Raising Transaction, the composition of the Helios Board as described in Section 4.18, the employment agreements described in Section 4.20, and each and every component of the foregoing.

“Helios Subsidiaries” means the Subsidiaries of Helios, which shall include any corporation, limited liability company, limited partnership, limited liability partnership or other organization acquired as a Subsidiary of Helios in the future and held as a Subsidiary by Helios at the Effective Time.

“Information Statement” means the Information Statement on Schedule 14C to be prepared and filed with the SEC by Helios relating to the approval and adoption by Helios’s shareholders of this Agreement, the Merger and the other transactions contemplated by this Agreement.

“Intellectual Property” means all past, present and future rights of the following types, which may exist or be created under the laws of any jurisdiction in the world including all: (i) patents and patent applications, formulae, processes, and inventions and discoveries, whether or not patentable or otherwise subject to registration; (ii) trademarks, service marks, and trade dress trade names, service marks, logos, slogans, and other indicia of origin, and the goodwill associated therewith; (iii) rights in or associated with works of authorship, including exclusive exploitation rights, copyrights and moral rights; (iv) trade secrets, know-how; and all similar proprietary right; (v) software, software code (in any form, including source code, executable code and object code), subroutines, techniques, and user interfaces and (vi) all registrations, renewals, extensions, combinations, divisions or reissues of, and applications for, any of the rights referred to in the immediately preceding clauses (i) through (v).

“IRS” means the United States Internal Revenue Service.

“Knowledge” as used with respect to a Person (including references to such Person being aware of a particular matter) means the personal Knowledge after reasonable inquiry of the chairman, chief executive officer, president, chief financial officer, chief accounting officer, chief operating officer, general counsel, any assistant or deputy general counsel, or any senior, executive or other vice president of such Person.

“Law” means any foreign, federal, state, provincial or local law, statute, code, ordinance, rule, regulation or other requirement.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) pursuant to which the Company or any Company Subsidiary holds any Leased Real Property, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any Company Subsidiary thereunder.

“Leased Real Property” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or any Company Subsidiary.

“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding, (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Entity or any arbitrator or arbitration panel.

“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any charge of any nature whatsoever of, on, or with respect to any property or property interest, other than (i) liens reflected (or with respect to liabilities reflected) in the most recent audited financial statements of the Company or any Company Subsidiary or Helios or any Helios Subsidiaries, as applicable; (ii) mechanics’, materialmen’s, workmen’s or similar liens; (iii) easements, rights of way or similar encumbrances that do not materially interfere with the operations of the business of the Company Entities or the Helios Entities, as applicable, as presently conducted; (iv) liens for Taxes and all water, sewer, utility, trash and other similar charges, in each case that are not yet due and payable or are being contested in good faith; (v) with respect to Article 4 hereof, all matters created or caused by or on behalf of, or with the written consent of, Helios; and (vi) restrictions on transfers arising under applicable securities Laws.

“Litigation” means any action, arbitration, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other examination or investigation, audit (other than regular audits of financial statements by outside auditors and review or examination of a patent or patent application by a patent office), compliance review, inspection, hearing, administrative or other proceeding relating to or affecting a Party, its business, its records, its policies, its practices, its compliance with Law, its actions, its Assets (including Contracts related to it), or the transactions contemplated by this Agreement.

“Material” or “material” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided that any specific monetary amount stated in this Agreement shall determine materiality in that instance.

“NASDAQ” means the NASDAQ Capital Market.

“NASDAQ Approval” means conditional approval of the NASDAQ Capital Market to list the shares of Helios Common Stock issuable pursuant to this Agreement and the Capital Raising Transaction on the NASDAQ Capital Market, including, without limitation, a decision by the NASDAQ Hearings Panel to continue the listing of Helios on the NASDAQ Capital market without any appeal of such decision having been initiated by the staff of NASDAQ, with final approval of the NASDAQ being subject only to Helios or the Company satisfying certain customary filing requirements of the NASDAQ.

“Order” means any administrative award, settlement, decree, injunction, judgment, quasi-judicial decision or award, ruling or writ of any Governmental Entity.

“Organizational Documents” means with respect to any entity, the certificate or articles of incorporation and bylaws of such entity or any similar charter or other organizational documents of such entity.

“Owned Real Property” means all land, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Company or any Company Subsidiary.

“Party” means any of Helios, Sub or the Company, and “Parties” means Helios, Sub and the Company.

“Permit” means any federal, state, local and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

“Person” means a natural person or any legal, commercial or governmental entity, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.

“Real Property” means the Leased Real Property.

“Registered IP” means all Intellectual Property that is registered, filed or issued with, by or under the authority of any Governmental Entity, including all patents, registered copyrights, registered mask works, and registered trademarks and all applications for any of the foregoing;

“Registration Statement” means the registration statement on Form S-4, and any amendment or supplement thereto, pursuant to which the shares of Helios Common Stock issuable in the Merger will be registered with the SEC, in which the Information Statement will be included as a prospectus.

“Regulatory Authorities” means, collectively, the SEC, NASDAQ, the Federal Trade Commission, the Department of Justice, any state securities commission or securities regulatory authority and any securities commissions or other securities regulatory authorities in all other foreign, federal, state, county, local or other governmental or regulatory agencies, authorities (including taxing and self-regulatory authorities), instrumentalities (whether domestic or foreign) having jurisdiction over the Parties and their respective Subsidiaries.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, or into or out of any property, including movement through air, soil, surface water, groundwater or property.

“Representative” means any director, officer, employee, Affiliate, investment banker, financial advisor, attorney, accountant, consultant or other representative or agent engaged by a Person.

“Required Company Vote” means the affirmative vote by written consent or at an annual or special meeting of the stockholders of the Company at which a quorum is present, in accordance with the NRS and the bylaws of the Company, of holders of the Company Common Stock representing at least a majority of the voting power of the stockholders.

“Returns” means all reports, forms, elections, designations, information statements and returns (whether in tangible, electronic or other form) including any amendments, schedules, attachments, supplements, appendices and exhibits thereto relating to, or required to be filed or prepared in connection with any Taxes.

“SEC” means the United States Securities and Exchange Commission.

“SEC Documents” means all reports, forms, schedules, agreements (oral or written), registration statements, proxy statements and other documents (in each case including all exhibits and schedules thereto and documents incorporated by reference therein) filed, or required to be filed, by a Party with the SEC pursuant to the Securities Laws.

“Securities Act” means the Securities Act of 1933, as amended.

“Securities Laws” means, as applicable, the Securities Act, the Exchange Act, the Investment Company Act of 1940, as amended, the Investment Advisors Act of 1940, as amended, the Trust Indenture Act of 1939, as amended, U.S. and state securities laws and the rules and regulations and published policies of any Regulatory Authority as now in effect and as they may be promulgated or amended thereunder, from time to time.

“Sub Common Stock” means the common stock, par value $0.001 per share, of Sub.

“Subsidiaries” means all those corporations, associations or other business entities of which the entity in question either (i) owns or controls fifty percent (50%) or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which fifty percent (50%) or more of the outstanding equity securities is owned directly or indirectly by its parent (provided, that there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity); (ii) in the case of partnerships, serves as a general partner; (iii) in the case of a limited liability company, serves as a manager or a managing member; (iv) otherwise has the ability to elect a majority of the directors, trustees, managers, or managing members thereof; or (v) under GAAP consolidates in its financial statements.

“Surviving Corporation” means the Company as the surviving corporation in the Merger.

“Tax” or “Taxes” means any federal, state, county, local, or foreign taxes, charges, fees, levies, imposts, duties or other assessments, including, without limitation, income, gross receipts, excise, employment, sales, use, transfer, recording license, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated or other tax or governmental fee of any kind whatsoever, imposed or required to be withheld by the United States or any state, county, local or foreign government or subdivision or agency thereof, whether imposed directly or through withholding, whether disputed or not, and including any interest, penalties and additions imposed thereon or with respect thereto, and any Liability for payment of any amounts described in above, whether as a result of transferee Liability, of being a member of an affiliated, consolidated, combined, unitary or similar group, as a result of any Tax sharing, Tax indemnity or Tax allocation Contract or any other express or implied agreement to indemnify or otherwise succeed to, assume, or bear responsibility for the Taxes of any other Person, as a withholding agent or collection agent, or otherwise through operation of Law.

“Tax Laws” means any Laws relating to Taxes.

“Tax Liability” means any Liability in respect of Taxes.

“Tax Return” means any report, return, information return or other information required to be supplied to a Regulatory Authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or the Company Subsidiaries, and any schedule, attachment or amendment to any Tax Return.

The terms set forth below shall have the meanings ascribed thereto on the referenced pages:

Term	Page
Acquisition Agreement	43
Acquisition Proposal	46
Agreement	1
Annual Amount	48
Anti-takeover Laws	21
Articles of Merger	2

Term	Page
Balance Sheet Date	8
Book-Entry Share	4
Change of Recommendation	43
Closing	2
Closing Date	2
Code	1
Company	1
Company Board	1
Company Certificate	4
Company Materiality Qualifier	53
Company Termination Fee	56
Company Audited Financial Statements	11
Company Financial Statements	11
Company Material Adverse Effect	53
Company Securities	10
Company Unaudited Financial
Statements	10
Confidentiality Agreement	47
Converted Shares	3
NRS	2
Effective Time	2
ERISA	20
ERISA Affiliate	20
Exchange Agent	5
Exchange Ratio	3
Helios	1
Helios Board	1
Helios Financial Statements	25
Helios Materiality Qualifier	53
Helios Termination Fee	56
HMGS	24
HMIT	40
Indemnified Person	47
Initial Company Interim Financial
Statements	10
Merger	2
Merger Consideration	4
Multiemployer Plan	20
Plans	20
Proceeding	47
Reserve Amount Forgiveness	39
Reviewed Company Interim Financial Statements	11
Sarbanes-Oxley Act	24
Sub	1
Superior Proposal	46
Termination Date	54

Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “but not limited to.” The word “or” is not exclusive. References to “written” or “in writing” include in visual electronic form. Words of one gender shall be construed to apply to each gender.

7.2     Non-Survival of Representations, Warranties and Agreements.

None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for Section 4.10 and those other covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article 7.

7.3     Disclosure Schedules.

The inclusion of any information in the disclosure schedules accompanying this Agreement will not be deemed an admission or acknowledgment, in and of itself, solely by virtue of the inclusion of such information in such disclosure schedules, that such information is required to be listed in such disclosure schedules or that such information is material to any party or the conduct of the business of any party.

7.4     Governing Law; Jurisdiction.

This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply or mandatory principles of law require the application of the law of another jurisdiction. Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court, Southern District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the Parties irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 7.13 of this Agreement; provided, that nothing in this Agreement shall affect the right of any Party to this Agreement to serve process in any other manner permitted by Law.

7.5     WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, IN ANY MATTERS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

7.6     Severability; Construction.

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

7.7     Specific Performance.

The Parties agree that irreparable damage would occur for which monetary damages would not be an adequate remedy in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with their specific terms or otherwise breach such obligations. Accordingly, the Parties agree that, if for any reason any of Helios, Sub or the Company shall have failed to perform its obligations under this Agreement or otherwise breached this Agreement, then the Party seeking to enforce this Agreement against such nonperforming Party shall be entitled to seek specific performance and the issuance of immediate injunctive and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of proving the inadequacy of money damages as a remedy, and the Parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief, this being in addition to and not in limitation of any other remedy to which they are entitled at Law or in equity. The Parties agree that (a) by seeking the remedies provided for in this Section 7.7, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under the terms of this Agreement in the event that the remedies provided for in this Section 7.7 are not available or otherwise are not granted and (b) nothing contained in this Section 7.7 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 7.7 before exercising any termination right under Article 6 (and, if applicable, pursuing damages after such termination) nor shall the commencement of any action pursuant to this Section 7.7 or anything contained in this Section 7.7 restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 6 or pursue any other remedies under this Agreement that may be available then or thereafter.

7.8     Entire Agreement.

This Agreement and the Confidentiality Agreement contain the entire understanding among the Parties hereto with respect to the transactions contemplated hereby and supersede and replace all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All Exhibits and Schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

7.9     Amendments.

This Agreement may be amended by the Parties, by action taken or authorized by their respective boards of directors, at any time before or after receipt of the Required Company Vote, but, after any such approval, no amendment shall be made which by Law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties hereto.

7.10     Extension; Waivers.

At any time prior to the Effective Time, the Parties, by action taken or authorized by their respective boards of directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a Party to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such Party. The failure of any Party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

7.11     Parties in Interest.

Except for  the rights of the Company shareholders to receive the Merger Consideration following the Effective Time in accordance with the terms of this Agreement (of which the shareholders are the intended beneficiaries following the Effective Time) and  the rights to continued indemnification and insurance pursuant to Section 4.10 hereof (of which the Persons entitled to indemnification or insurance, as the case may be, are the intended beneficiaries following the Effective Time), nothing in this Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any Persons other than the parties hereto and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third Persons to the Company or Helios. No provision of this Agreement shall give any third parties any right of subrogation or action over or against the Company or Helios.

7.12     Assignment.

Except as expressly contemplated hereby, neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party hereto (whether by operation of Law or otherwise) without the prior written consent of the other Parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns.

7.13     Notices.

All notices, requests, demands and other communications in connection with this Agreement shall be in writing and shall be deemed given if (a) delivered personally, on the date of such delivery, (b) upon non-automated confirmation of receipt when transmitted via facsimile or electronic mail (but only if followed by transmittal by nationally recognized overnight courier or by hand for delivery on the next Business Day), or (c) on receipt (or refusal to accept delivery) after dispatch by registered or certified mail (return receipt requested), postage prepaid, or by a nationally recognized overnight courier (with confirmation), addressed, in each case, as follows:

If to the Company prior to the Effective Time:	Zone Technologies, Inc. 801 Brickell Ave. Suite 900 Miami, Florida 33131 Attention: Theodore Farnsworth Facsimile: (305) 402-2226 Email: tfarnsworth@redzonemap.com

with a copy to (which shall not constitute notice):	Grushko & Mittman, P.C. 515 Rockaway Avenue Valley Stream, New York 11581 Attention: Barbara R. Mittman, Esq. Facsimile: (212) 697-3575 Email: barbara@grushkomittman.com

If to Helios or Sub or, from and after the Effective Time, the Company:	Helios and Matheson Analytics Inc. Empire State Building 350 5th Avenue New York, New York 10118 Attention: Parthasarathy Krishnan, CEO Facsimile: (212) 979-2517 Email: pat.k@hmny.com

with a copy to (which shall not constitute notice):	Mitchell Silberberg & Knupp, LLP 11377 W. Olympic Blvd. Los Angeles, CA 90064 Attention: Kevin Friedmann, Esq. Facsimile: (310) 231-8306 Email: kxf@msk.com

7.14     Counterparts.

This Agreement may be executed in two or more counterparts (including by facsimile or by an electronic scan delivered by electronic mail), each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7.15     Captions; Articles and Sections.

The captions contained in this Agreement are for reference purposes only and are not part of this Agreement. Unless otherwise indicated, all references to particular Articles or Sections shall mean and refer to the referenced Articles and Sections of this Agreement.

7.16     Recitals. The Recitals of this Agreement are incorporated herein as though fully set forth herein.

7.17     Interpretations.

Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the drafter. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all Parties hereto. This Agreement shall be interpreted and applied in a manner which is consistent with the classification of the Merger as a reorganization under Code section 368(a).

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

HELIOS AND MATHESON ANALYTICS INC.

By: /s/ Parthasarathy Krishnan

       Name: Parthasarathy Krishnan

       Title: Chief Executive Officer

ZONE ACQUISITION, INC.

By: /s/ Parthasarathy Krishnan

       Name: Parthasarathy Krishnan

       Title: President

ZONE TECHNOLOGIES, INC.

By: /s/ Theodore Farnsworth

       Name: Theodore Farnsworth

       Title: Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

WAIVER AND FIRST AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

This WAIVER AND FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into as of August 25, 2016 (this “Waiver and Amendment”) by and among HELIOS AND MATHESON ANALYTICS INC., a Delaware corporation (“Helios”); ZONE ACQUISITION, INC., a Nevada corporation (“Sub”), and ZONE TECHNOLOGIES, INC., a Nevada corporation (the “Company”, together with Helios and Sub, the “Parties” and each, a “Party”). Capitalized terms used herein but not herein defined shall have the respective meanings ascribed thereto in that certain Agreement and Plan of Merger, dated as of July 7, 2016, by and among Helios, Sub and the Company (the “Merger Agreement”). Unless explicitly stated otherwise, references to “Sections” or a “Section” refer to Sections or a Section of the Merger Agreement, and references to any “Schedule” refer to a Schedule to the Merger Agreement.

WHEREAS, the Parties have agreed to waive the condition under Section 5.1(h) for Helios to file the Registration Statement and for the Registration Statement to be declared effective by the SEC under the Securities Act as a condition precedent to their obligations to consummate the Merger.

WHEREAS, in accordance with Section 7.9, the Parties desire to amend the Merger Agreement as set forth in this Waiver and Amendment.

NOW, THEREFORE, in consideration of the mutual covenants of the Parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
WAIVER

1.1     Waiver. The Parties hereby agree to waive the following provision as a condition precedent to their obligations to consummate the Merger:

A.     “5.1 Conditions to Obligations of Each Party.

B.     (h) Effectiveness of the Registration Statement. The Registration Statement shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no Legal Proceedings for that purpose shall have been initiated or threatened by the SEC.”

1.2     No Further Obligations Regarding the Registration Statement. Upon the execution of this Waiver and Amendment, none of the Parties shall have further obligations to take any actions required under the Merger Agreement to prepare or file the Registration Statement or to cause it to become effective.

ARTICLE II
AMENDMENTS

2.1     Amendment to Section 7.1 (Definitions). The definition of “Due Diligence Review Period” under Section 7.1 is hereby amended and restated to read in its entirety as follows:

C.     “‘Due Diligence Review Period’ means the period from the date of this Agreement until 12:00 PM Pacific time on September 16, 2016 during which the Company and Helios shall complete their respective due diligence review of the other.”

2.2     Amendment to Section 5.1 (Conditions to Obligations of Each Party). Subsection (m) (Opinion of Financial Advisor) under Section 5.1 is hereby amended and restated to read in its entirety as follows:

D.     “No later than August 23, 2016, the Helios Board shall have received the opinion of a financial advisor to the effect that, as of the date of such opinion, and based upon and subject to the various assumptions, qualifications, limitations and other matters considered in connection with the preparation of such opinion, the Exchange Ratio in the Merger and the Post-Merger Capitalization, and the Reserve Amount Forgiveness were fair, from a financial point of view, to Helios and its stockholders (the “Fairness Opinion”), and such opinion shall have not been modified or withdrawn following the date thereof.”

ARTICLE III
MISCELLANEOUS

3.1     Counterparts; Execution. This Waiver and Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Waiver and Amendment will become effective when duly executed by each Party. Facsimile or other electronically scanned and transmitted signatures (including by email attachment) shall be deemed originals and shall constitute valid execution and acceptance of this Waiver and Amendment by the signing/transmitting Party.

3.2     No Other Amendments. Except as specifically amended hereby, the Merger Agreement is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

3.3     Governing Law; Jurisdiction. This Waiver and Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply or mandatory principles of law require the application of the law of another jurisdiction. Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court, Southern District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to the Merger Agreement, this Waiver and Amendment or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the Parties irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 7.13 of the Merger Agreement; provided, that nothing in this Waiver and Amendment shall affect the right of any Party to the Merger Agreement to serve process in any other manner permitted by Law.

3.4     Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, IN ANY MATTERS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS WAIVER AND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused this Waiver and Amendment to be executed on its behalf by its duly authorized officers as of the day and year first above written.

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Name: Parthasarathy Krishnan
Title: Chief Executive Officer

ZONE ACQUISITION, INC.

By:	/s/ Parthasarathy Krishnan
Name: Parthasarathy Krishnan
Title: President

ZONE TECHNOLOGIES, INC.

By:	/s/ Theodore Farnsworth
Name: Theodore Farnsworth
Title: Chief Executive Officer

ACKNOWLEDGMENT OF SATISFACTION OF CONDITION

AND SECOND AMENDMENT TO
AGREEMENT AND PLAN OF MERGER

This ACKNOWLEDGMENT OF SATISFACTION OF CONDITION AND SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made and entered into as of September 21, 2016 (this “Acknowledgment and Amendment”) by and among HELIOS AND MATHESON ANALYTICS INC., a Delaware corporation (“Helios”); ZONE ACQUISITION, INC., a Nevada corporation (“Sub”), and ZONE TECHNOLOGIES, INC., a Nevada corporation (the “Company”, together with Helios and Sub, the “Parties” and each, a “Party”). Capitalized terms used herein but not herein defined shall have the respective meanings ascribed thereto in that certain Agreement and Plan of Merger, dated as of July 7, 2016, by and among Helios, Sub and the Company (the “Merger Agreement”). Unless explicitly stated otherwise, references to “Sections” or a “Section” refer to Sections or a Section of the Merger Agreement, and references to any “Schedule” refer to a Schedule to the Merger Agreement.

WHEREAS, on September 7, 2016, Helios consummated a private offering of Senior Secured Convertible Notes in the amount of $4,381,075 (the “Note Financing”);

WHEREAS, as a result of the Note Financing, the Parties have agreed that Exhibit B to the Merger Agreement, setting forth the Post-Merger Capitalization of Helios, shall be amended as set forth in this Acknowledgment and Amendment; and

WHEREAS, in accordance with Section 7.9, the Parties desire to amend the Merger Agreement as set forth in this Acknowledgment and Amendment;

NOW, THEREFORE, in consideration of the mutual covenants of the Parties as hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I
ACKNOWLEDGMENT OF SATISFACTION OF CONDITION

1.1     Acknowledgment. The Company hereby acknowledges and agrees that the Note Financing satisfies the condition set forth in Section 5.1(c) of the Merger Agreement, requiring Helios to consummate a Capital Raising Transaction pursuant to which Helios would receive aggregate gross cash proceeds of at least $5,000,000 and up to $10,000,000 before deduction of offering expenses and any underwriter or placement agent fees, discounts or expenses.

1.2     No Further Obligations Regarding the Capital Raising Transaction. Upon the execution of this Acknowledgment and Amendment, the Parties agree that Helios shall have no further obligation to take any actions required under the Merger Agreement to consummate a Capital Raising Transaction.

ARTICLE II
AMENDMENTS

2.1     Amendment to Section 4.19. The first sentence of Section 4.19 of the Merger Agreement shall be deleted in its entirety and the following shall appear in its place:

4.19     Amendment to Helios Equity Incentive Plan. The Helios Board shall duly approve and adopt an amendment to Helios’s 2014 Equity Incentive Plan (the “Helios Equity Plan”) such that the number of shares available for issuance pursuant to awards thereunder, in total, shall equal 1,125,000 immediately after the Effective Time and satisfaction of the conditions to Closing set forth in Article 5 (the “Helios Plan Amendment”), subject to and in accordance with the Post-Merger Capitalization.

2.2     Amendment to Exhibit B. The Parties agree that Exhibit B to the Merger Agreement is hereby amended and restated in its entirety in the form of Attachment 1 to this Acknowledgment and Amendment.

ARTICLE III
MISCELLANEOUS

3.1     Counterparts; Execution. This Acknowledgment and Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Acknowledgment and Amendment will become effective when duly executed by each Party. Facsimile or other electronically scanned and transmitted signatures (including by email attachment) shall be deemed originals and shall constitute valid execution and acceptance of this Acknowledgment and Amendment by the signing/transmitting Party.

3.2     No Other Amendments. Except as specifically amended hereby, the Merger Agreement, as amended by the Waiver and First Amendment to Agreement and Plan of Merger, is and remains unmodified and in full force and effect and is hereby ratified and confirmed.

3.3     Governing Law; Jurisdiction. This Acknowledgment and Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply or mandatory principles of law require the application of the law of another jurisdiction. Each of the Parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York and any appellate court thereof and the United States District Court, Southern District of New York and any appellate court thereof, in any action or proceeding arising out of or relating to the Merger Agreement, as amended by the Waiver and First Amendment to Agreement and Plan of Merger and this Acknowledgment and Amendment, or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the Parties hereby irrevocably and unconditionally (a) agrees not to commence any such action except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (d) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts. Each of the Parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the Parties irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 7.13 of the Merger Agreement; provided, that nothing in this Acknowledgment and Amendment shall affect the right of any Party to the Merger Agreement to serve process in any other manner permitted by Law.

3.4     Waiver of Jury Trial. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY, IN ANY MATTERS (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS ACKNOWLEDGMENT AND AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the Parties has caused this Acknowledgment and Amendment to be executed on its behalf by its duly authorized officers as of the day and year first above written.

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Parthasarathy Krishnan
Name: Parthasarathy Krishnan
Title: Chief Executive Officer

ZONE ACQUISITION, INC.

By:	/s/ Parthasarathy Krishnan
Name: Parthasarathy Krishnan
Title: President

ZONE TECHNOLOGIES, INC.

By:	/s/ Theodore Farnsworth
Name: Theodore Farnsworth
Title: Chief Executive Officer

3

ATTACHMENT 1

AMENDED AND RESTATED EXHIBIT B

 TO AGREEMENT AND PLAN OF MERGER

Helios & Zone

Post-Merger Capitalization

	Pre-Split

	Issued and Outstanding	%	Fully Diluted	%
HMNY/Zone Post Merger Cap Structure:
Helios & Matheson Existing	2,330,438	57.25%	2,330,438	40.26%
Zone Merger Consideration	1,740,000	42.75%	1,740,000	30.06%
Senior Convertible Note Financing (Principal/$8.075 Conversion Price)			542,548	9.37%
Senior Convertible Note Financing (Interest/$8.075 Conversion Price)			40,691	0.70%
Warrant Issued to Palladium			9,908	0.17%
Equity Incentive Plan			1,125,000	19.43%

Total	4,070,438	100.00%	5,788,585	100.00%

HMNY/Zone Post Merger Cap Structure:
Helios & Matheson Existing	2,330,438	57.25%	2,330,438	36.51%
Zone Merger Consideration	1,740,000	42.75%	1,740,000	27.26%
Senior Convertible Note Financing (Principal/$4.00 Conversion Price)			1,095,269	17.16%
Senior Convertible Note Financing (Interest/$4.00 Conversion Price)			82,145	1.29%
Warrant Issued to Palladium			9,908	0.16%
Equity Incentive Plan			1,125,000	17.63%

Total	4,070,438	100.00%	6,382,760	100.00%

Senior Convertible Note Financing
Total Principal Amount	$4,381,075
Total Interest Amount (15 months at 6%)	$328,581
Total Principal and Interest	$4,709,656

Number of shares to be issued at $8.075/Principal	542,548
Number of shares to be issued at $8.075/Interest	40,691
Number of shares to be issued at $4.00/Principal	1,095,269
Number of shares to be issued at $4.00/Interest	82,145

4

ANNEX B

ZONE TECHNOLOGIES, INC.

CONDENSED FINANCIAL STATEMENTS

JUNE 30, 2016

ZONE TECHNOLOGIES, INC.

Contents

Page

Condensed Financial Statements (Unaudited)

Balance Sheet as of June 30, 2016	1

Statement of operations for the six months ended June 30, 2016	2

Statement of stockholder’s deficit for the six months ended June 30, 2016	3

Statement of cash flows for the six months ended June 30, 2016	4

Notes to Financial Statements	5-7

ZONE TECHNOLOGIES, INC.

Condensed Balance Sheet (Unaudited)

(See accompanying notes to the condensed financial statements)

June 30, 2016
ASSETS
Current assets:
Cash	$8,772
Total assets	$8,772

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$83,582
Total liabilities	83,582

STOCKHOLDER'S DEFICIT:
Preferred stock, $.001 par value, 10,000,000 shares authorized, no shares issued and outstanding	-
Common stock, $.001 par value, 500,000,000 shares authorized, 10,000,000 issued and outstanding	10,000
Additional paid-in capital	1,307,670
Accumulated deficit	(1,392,480)
Total stockholder's deficit	(74,810)
Total liabilities and stockholder's deficit	$8,772

1

ZONE TECHNOLOGIES, INC.

Condensed Statement of Operations (Unaudited)

(See accompanying notes to the condensed financial statements)

For the six months ended June 30, 2016

Revenues	$-

Operating expenses:
General and administrative	278,758
Research and development	29,142
307,900

Loss before taxes	(307,900)

Income taxes	-

Net loss	$(307,900)

2

ZONE TECHNOLOGIES, INC.

Condensed Statement of Stockholder's Deficit (Unaudited)

(See accompanying notes to the condensed financial statements)

For the six months ended June 30, 2016

					Additional		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Stockholder's
	Shares	Par Value	Shares	Par Value	Capital	Deficit	Deficit

Balance as of December 31, 2015	-	$-	10,000,000	$10,000	$1,036,277	$(1,084,580)	$(38,303)

Increase in additional paid in capital as a result of contributions from stockholder	-	-	-	-	271,393	-	271,393

Net loss	-	-	-	-	-	(307,900)	(307,900)
Balance as of June 30, 2016	-	$-	10,000,000	$10,000	$1,307,670	$(1,392,480)	$(74,810)

3

ZONE TECHNOLOGIES, INC.

Condensed Statement of Cash Flows (Unaudited)

(See accompanying notes to the condensed financial statements)

For the six months ended June 30, 2016

Cash flows from operating activities:
Net loss	$(307,900)
Adjustments to reconcile net loss to net cash provided by operating activities:
Changes in operating liabilities:
Increase in accounts payable	45,204
Net cash used by operating activities	(262,696)

Cash flows from financing activities:
Stockholder contributions	271,393
Net cash provided by financing activities	271,393

Net increase in cash	8,697
Cash at beginning of period	75
Cash at end of period	$8,772

4

ZONE TECHNOLOGIES, INC.

Notes to Condensed Financial Statements (Unaudited)

(See accompanying condensed financial statements)

June 30, 2016

NOTE A - ORGANIZATION

Zone Technologies, Inc. is a Florida based Company engaged in the development and operation of the RedZone application available at no cost from the Apple iTunes™ store. The application provides users the safest travel routes in GPS map format based on crime data accumulated from government agencies and first-hand reports from a community of active users. Zone Technologies, Inc. was incorporated on October 27, 2015; all activities prior to that date were conducted by an affiliate. The Company commenced its software development activities on January 9, 2015 and as of June 30, 2016 had a version of the application available at the Apple iTunes™ store. All references to the “Company”, “we” or “management” in these condensed financial statements are to Zone Technologies, Inc.

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]         Interim Condensed Financial Statements:

The accompanying unaudited financial statements for the six months ended June 30, 2016 have been prepared in accordance with generally accepted accounting principles applicable to interim financial information. Accordingly, they do not include all of the information and disclosures required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, such condensed financial statements include all adjustments (consisting of normal recurring accruals) necessary for the fair presentation of the condensed financial position and the condensed results of operations. The condensed results of operations for the period presented are not necessarily indicative of the results to be expected for the full year. The interim condensed financial statements should be read in conjunction with the Company’s annual financial statements.

[2]         Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[3]         Revenue recognition:

Revenue will be recognized when the services have been provided or delivered, the fees are determinable and collection is reasonably assured.

[4]         Research and development costs:

Research and development costs have been charged to expenses as incurred since the Company cannot ascertain as of June 30, 2016, the future economic benefits arising from the application. Any future capitalizable costs will be subject to an ongoing assessment of recoverability based on anticipated future revenues and changes in software technologies. Costs that may be capitalized include direct costs, labor and related overhead associated with future development and enhancement of the software as application updates.

5

ZONE TECHNOLOGIES, INC.

Notes to Condensed Financial Statements (Unaudited)

(See accompanying condensed financial statements)

June 30, 2016

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[5]         Income taxes:

Income taxes are accounted for under the asset and liability method as stipulated by Accounting Standards Codification (“ASC”) 740, “Accounting for Income Taxes.” Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in the years in which those temporary differences are expected to be recovered or settled.

Under ASC 740, the effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts to be realized by the use of the valuation allowance. A valuation allowance is applied when in management’s view it is more likely than not (50%) that such deferred tax will not be utilized.

ASC 740 provides interpretative guidance for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In the unlikely event when an uncertain tax position arises in which the Company could incur income taxes, the Company would evaluate whether there is a probability that the uncertain tax position taken would be sustained upon examination by the taxing authorities. A liability for uncertain tax positions would then be recorded if the Company determined it is more likely than not that a position would not be sustained upon examination or if a payment would have to be made to a taxing authority.

As of June 30, 2016, the Company does not believe any uncertain tax positions exist that would result in the Company having a liability to the taxing authorities. The Company’s policy is to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of interest expense and general and administrative expense, respectively, in the statement of operations.

[6]         Recent accounting pronouncements:

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), No. 2014-09, “Revenue from Contracts with Customers” (topic 606), to replace the existing revenue recognition criteria for contracts with customers and to establish the disclosure requirements for revenue from contracts with customers. The amendments in this ASU are effective for annual reporting periods beginning after December 15, 2018 and interim reporting periods within annual reporting periods beginning after December 15, 2019. Earlier application is permitted only as of an annual reporting period beginning after December 15, 2016. Management is currently assessing whether the implementation of ASU 2014-09 will have any material effect on the Company’s condensed financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern””, to provide guidance within GAAP requiring management to evaluate whether there is a substantial doubt about an entity’s ability to continue as a going concern and requiring related disclosures. The ASU is effective for annual periods ending after December 15, 2016. The Company is currently assessing the impact of the ASU, if any, on its condensed financial statements.

6

ZONE TECHNOLOGIES, INC.

Notes to Condensed Financial Statements (Unaudited)

(See accompanying condensed financial statements)

June 30, 2016

NOTE C- GOING CONCERN

The Company has an accumulated deficit of $1,392,480 as of June 30, 2016 and has a working capital deficit at June 30, 2016 of $74,810. The Company has incurred net losses since inception including a loss of $307,900 for the six months ended June 30, 2016. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  There is no guarantee as to whether the Company will be able to generate enough revenue and/or raise sufficient capital to support its operations. The ability of the Company to continue as a going concern is dependent on management’s plans which include continued funding by the stockholder and any other debt and equity financing.  On July 7, 2016, the Company agreed to be acquired. See note F. The condensed financial statements do not include any adjustments that might result from the outcome of these uncertainties.

NOTE D- RELATED PARTY TRANSACTIONS

The Company’s expenses for the six months ended June 30, 2016 were paid by the Company from the stockholder’s cash contributions to the Company. Total stockholder contributions for the six months ended June 30, 2016 amounted to $271,393.

NOTE E – RISKS AND CONCENTRATIONS

The Company’s business is subject to certain risks and concentrations including dependence on third-party technology providers and exposure to risks associated with online commerce security.

NOTE F – SUBSEQUENT EVENTS

On July 7, 2016, the Company entered into an agreement and plan of merger with Helios & Matheson Analytics Inc. a company listed in the NASDAQ under the symbol HMNY (“Acquirer”). Under the terms of the agreement the Company is to exchange all of its 10,000,000 issued and outstanding shares of common stock for 1,740,000 shares of the Acquirer’s common stock upon meeting certain pre-merger conditions outlined in the agreement. The Company will thereafter become a wholly owned subsidiary of the Acquirer at a merger consummation date to be agreed by the parties.

During the period from July 1, 2016 through the date the condensed financial statements were available to be issued, the stockholder has continued to fund the Company’s operations through capital contributions.

Management has performed an analysis of the activities and transactions subsequent to June 30, 2016 to determine the need for any adjustments to and/or disclosures within the condensed financial statements for the six months ended June 30, 2016. Management has performed their analysis through September 9, 2016, the date the condensed financial statements were available to be issued.

7

ANNEX C

ZONE TECHNOLOGIES, INC.

FINANCIAL STATEMENTS

JANUARY 9, 2015 (COMMENCEMENT OF

OPERATIONS) THROUGH DECEMBER 31, 2015

ZONE TECHNOLOGIES, INC.

Contents

Page

Independent Auditors’ Report	1-2

Financial Statements

Balance Sheet as of December 31, 2015	3

Statement of operations for the period from January 9, 2015 (commencement of operations) through December 31, 2015	4

Statement of stockholder’s deficit for the period from January 9, 2015 (commencement of operations) through December 31, 2015	5

Statement of cash flows for the period from January 9, 2015 (commencement of operations) through December 31, 2015	6

Notes to Financial Statements	7-10

EisnerAmper LLP
900 South Pine Island Road
Suite 110
Ft. Lauderdale, FL 33324
T 954-475-3199
F 954-472-4500
www.eisneramper.com

INDEPENDENT AUDITORS' AUDIT REPORT

To the Stockholder
Zone Technologies, Inc.
Miami, Florida

Report on the Financial Statements

We have audited the accompanying financial statements of Zone Technologies, Inc. (the "Company"), which comprise the balance sheet as of December 31, 2015, and the related statements of operations, stockholder's deficit, and cash flows for the period from January 9, 2015 (commencement of operations) through December 31, 2015, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Zone Technologies, Inc. as of December 31, 2015, and the results of its operations and its cash flows for the period from January 9, 2015 (commencement of operations) through December 31, 2015 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company's operating losses, lack of sufficient

1

EISNERAMPER
ACCOUNTANTS & ADVISORS

working capital and dependence on stockholder for financing raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note C. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

EisnerAmper, LLP

Fort Lauderdale, Florida
August 31, 2016

2

ZONE TECHNOLOGIES, INC.

Balance Sheet

(See accompanying notes and independent auditors' report)

December 31, 2015

ASSETS
Current assets:
Cash	$75
Total assets	$75

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$38,378
Total liabilities	38,378

STOCKHOLDER'S DEFICIT:
Preferred stock, $.001 par value, 10,000,000 shares authorized, no shares issued and outstanding	-
Common stock, $.001 par value, 500,000,000 shares authorized, 10,000,000 issued and outstanding	10,000
Additional paid-in capital	1,036,277
Accumulated deficit	(1,084,580)
Total stockholder's deficit	(38,303)
Total liabilities and stockholder's deficit	$75

3

ZONE TECHNOLOGIES, INC.

Statement of Operations

(See accompanying notes and independent auditors' report)

For the period from January 9, 2015 (commencement of operations) through December 31, 2015

Revenues	$-

Operating expenses:
General and administrative	869,687
Research and development	214,893
1,084,580

Loss before taxes	(1,084,580)

Income taxes	-

Net loss	$(1,084,580)

4

ZONE TECHNOLOGIES, INC.

Statement of Stockholder's Deficit

(See accompanying notes and independent auditors' report)

For the period from January 9, 2015 (commencement of operations) through December 31, 2015

					Additional		Total
	Preferred Stock		Common Stock		Paid-In	Accumulated	Stockholder's
	Shares	Par Value	Shares	Par Value	Capital	Deficit	Deficit

Balance upon commencement of operations	-	$-	-	$-	$-	$-	$-

Issuance of common stock to stockholder upon conversion of advances from stockholder	-	-	10,000,000	10,000	1,036,277	-	1,046,277

Net loss	-	-	-	-	-	(1,084,580)	(1,084,580)
Balance as of December 31, 2015	-	$-	10,000,000	$10,000	$1,036,277	$(1,084,580)	$(38,303)

5

ZONE TECHNOLOGIES, INC.

Statement of Cash Flows

(See accompanying notes and independent auditors' report)

For the period from January 9, 2015 (commencement of operations) through December 31, 2015

Cash flows from operating activities:
Net loss	$(1,084,580)
Adjustments to reconcile net loss to net cash provided by operating activities:
Increase in advances from stockholder	1,046,277
Changes in operating liabilities:
Increase in accounts payable	38,378
Net cash provided by operating activities	75

Net increase in cash	75
Cash at beginning of period	-
Cash at end of period	$75

NON-CASH FINANCING ACTIVITIES:
Conversion of stockholder advances into common stock	$1,046,277

6

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE A - ORGANIZATION

Zone Technologies, Inc. is a Florida based Company engaged in the development and operation of the RedZone application available at no cost from the Apple iTunes™ store. The application provides users the safest travel routes in GPS map format based on crime data accumulated from government agencies and first-hand reports from a community of active users. Zone Technologies, Inc. was incorporated on October 27, 2015; all activities prior to that date were conducted by an affiliate and are included in these financial statements. The Company commenced its software development activities on January 9, 2015 and as of December 31, 2015 had a version of the application available at the Apple iTunes store. All references to the “Company”, “we” or “management” in these financial statements are to Zone Technologies, Inc.

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]         Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[2]         Revenue recognition:

Revenue will be recognized when the services have been provided or delivered, the fees are determinable and collection is reasonably assured.

[3]         Research and development costs:

Research and development costs have been charged to expense as incurred since the Company cannot ascertain as of December 31, 2015, the future economic benefits arising from the application. Any future capitalizable costs will be subject to an ongoing assessment of recoverability based on anticipated future revenues and changes in software technologies. Costs that may be capitalized include direct costs, labor and related overhead associated with future development and enhancement of the software as application updates.

[4]         Income taxes:

Income taxes are accounted for under the asset and liability method as stipulated by Accounting Standards Codification (“ASC”) 740, “Accounting for Income Taxes.” Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in the years in which those temporary differences are expected to be recovered or settled.

Under ASC 740, the effect on deferred tax assets and liabilities or a change in tax rate is recognized in income in the period that includes the enactment date. Deferred tax assets are reduced to estimated amounts expected to be realized by the use of the valuation allowance. A valuation allowance is applied when in management’s view it is more likely than not (50%) that such deferred tax will not be utilized.

7

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE B- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[4]         Income taxes (continued):

ASC 740 provides interpretative guidance for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In the unlikely event when an uncertain tax position arises in which the Company could incur income taxes, the Company would evaluate whether there is a probability that the uncertain tax position taken would be sustained upon examination by the taxing authorities. A liability for uncertain tax positions would then be recorded if the Company determined it is more likely than not that a position would not be sustained upon examination or if a payment would have to be made to a taxing authority.

As of December 31, 2015, the Company does not believe any uncertain tax positions exist that would result in the Company having a liability to the taxing authorities. The Company’s policy is to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of interest expense and general and administrative expense, respectively, in the statement of operations.

[5]         Recent accounting pronouncements:

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), No. 2014-09, “Revenue from Contracts with Customers” (topic 606), to replace the existing revenue recognition criteria for contracts with customers and to establish the disclosure requirements for revenue from contracts with customers. The amendments in this ASU are effective for annual reporting periods beginning after December 15, 2018 and interim reporting periods within annual reporting periods beginning after December 15, 2019. Earlier application is permitted only as of an annual reporting period beginning after December 15, 2016. Management is currently assessing whether the implementation of ASU 2014-09 will have any material effect on the Company’s financial statements.

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements – Going Concern””, to provide guidance within GAAP requiring management to evaluate whether there is a substantial doubt about an entity’s ability to continue as a going concern and requiring related disclosures. The ASU is effective for annual periods ending after December 15, 2016. The Company is currently assessing the impact of the ASU, if any, on its financial statements.

NOTE C- GOING CONCERN

The Company has incurred a net loss and accumulated deficit of $1,084,580 as of and for the period ended December 31, 2015 and has a working capital deficit at December 31, 2015 of $38,303. These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  There is no guarantee as to whether the Company will be able to generate enough revenue and/or raise sufficient capital to support its operations. The ability of the Company to continue as a going concern is dependent on management’s plans which include continued funding by the stockholder and any other debt and equity financing.  On July 7, 2016, the Company agreed to be acquired. See note G.

The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

8

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE D- RELATED PARTY TRANSACTIONS

The Company’s expenses for the year ended December 31, 2015 were paid by an affiliate controlled by the Company’s sole stockholder. The stockholder contributed the expenses to the Company and the Company issued all of its outstanding common stock to him.

Some of the expenses were paid by the affiliate to other entities commonly owned by our stockholder. The expenses were for services including consulting and formation of concept and amounted to $140,000 during the period ended December 31, 2015. All related party invoices have been paid as of December 31, 2015; there are no outstanding liabilities or receivables from related parties as of December 31, 2015.

NOTE E- INCOME TAXES

The components of the income tax benefit for the year ended December 31, 2015 are as follows:

Current
Federal	$-
State	-
Total current tax benefit	-
Deferred
Federal	339,594
State	58,132
Change in valuation allowance	(397,726)
Total deferred tax benefit	-
Net income tax benefit	$-

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets at December 31, 2015 are as follows:

Organizational Costs	$232,462
Net Operating Loss Carryforward	165,264
Total deferred tax assets	397,726
Less valuation allowance	397,726
Net deferred tax assets	$-

In assessing its ability to realize its deferred tax assets, management considers whether it is more likely than not that some portion or all the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon this analysis, management has determined that a full valuation allowance was required at December 31, 2015.

9

ZONE TECHNOLOGIES, INC.

Notes to Financial Statements

(See accompanying financial statements and auditors’ report)

December 31, 2015

NOTE E- INCOME TAXES (CONTINUED)

A reconciliation of the differences between income tax benefit computed at federal and statutory rates and the income taxes benefit for the year ended December 31, 2015 is as follows:

Income tax benefit at federal statutory rate	(34%	)
State taxes, net of federal beneifit	(3.5%	)
Nondeductible items	0.9%
Change in valuation allowance	36.6%
	-

As of December 31, 2015, for U.S. federal income tax reporting purposes, the Company has approximately $439,000 of net operating losses (“NOLs”) available for carry forward to future years. The benefit from the carry forward of such NOLs will begin expiring during the year ended December 31, 2030. Because United States tax laws limit the time during which NOL carry forwards may be applied against future taxable income, the Company may be unable to take full advantage of its NOL for federal income tax purposes should the Company generate taxable income. Further, the benefit from utilization of NOLs carry forwards could be subject to limitations due to ownership changes that occur in the Company as it continues to raise additional capital. Based on such limitations, the Company has significant NOLs for which realization of tax benefits is uncertain.

NOTE F – RISKS AND CONCENTRATIONS

The Company’s business is subject to certain risks and concentrations including dependence on third-party technology providers and exposure to risks associated with online commerce security.

NOTE G – SUBSEQUENT EVENTS

On July 7, 2016, the Company entered into an agreement and plan of merger with Helios & Matheson Analytics Inc. a company listed in the NASDAQ under the symbol HMNY (“Acquirer”). Under the terms of the agreement the Company is to exchange all of its 10,000,000 issued and outstanding shares of common stock for 1,740,000 shares of the Acquirer’s common stock upon meeting certain pre-merger conditions outlined in the agreement. The Company will thereafter become a wholly owned subsidiary of the Acquirer at a merger consummation date to be agreed by the parties.

During the period from January 1, 2016 through the date the financial statements were available to be issued, the stockholder has continued to fund the Company’s operations through capital contributions.

Management has performed an analysis of the activities and transactions subsequent to December 31, 2015 to determine the need for any adjustments to and/or disclosures within the audited financial statements for the period ended December 31, 2015. Management has performed their analysis through August 31, 2016, the date the financial statements were available to be issued.

10

ANNEX D

HELIOS AND MATHESON ANALYTICS INC.

PRO FORMA COMBINED BALANCE SHEET

June 30, 2016

	Helios and
	Matheson Analytics Inc.	Zone Technologies, Inc.	Combined			Combined
	As of	As of	As of	Proforma AJEs		As of
	June 30, 2016	June 30, 2016	June 30, 2016	DR (CR)	#	June 30, 2016
	(unaudited)	(unaudited)	(unaudited)			(unaudited)

Assets
Current Assets:
Cash and cash equivalents	$1,369,985	$8,772	$1,378,757	1,000,000	2	$2,303,757
				(75,000)	3
Accounts receivable, net	822,261		822,261			822,261
Unbilled receivables	79,080		79,080			79,080
Prepaid expenses and other current assets	188,472		188,472			188,472
Prepaid expenses and other current assets - Related Party net	8,948		8,948			8,948
Notes receivable			-			-
Total Current Assets	2,468,746	8,772	2,477,518	925,000		3,402,518

Property and equipment, net	39,791		39,791			39,791
Intangible assets including goodwill				16,256,810	1	16,256,810
Deposits and other assets	59,223		59,223			59,223
Total assets	$2,567,760	$8,772	$2,576,532	$17,181,810		$19,758,342

Liabilities and Shareholders'Equity
Current Liabilities:
Accounts payable and accrued expenses	$983,971	$83,582	$1,067,553			1,067,553

Total current liabilities	983,971	83,582	1,067,553	-		1,067,553

Convertible notes			-	1,301,075	2	-
				(301,075)	2
				80,000	5
				(75,000)	3
				(836,732)	4
				(168,268)	5
Derivative liabilities			-	836,732	4	836,732
Total Liabilities	983,971	83,582	1,067,553	836,732		1,904,285

Commitments and contingencies

Shareholders' Equity:
Preferred stock $.01 par value; 2,000,000 shares authorized; no shares issued and outstanding	-	-	-			-
Common stock $.01 par value; 100,000,000 shares authorized; 2,330,438 shares issued and outstanding; (4,070,438 pro forma)	23,304	10,000	33,304	(10,000)	1	40,704
				17,400	1
Paid-in capital	37,855,740	1,307,670	39,163,410	16,164,600	1	54,112,294
				(1,307,670)	1
				91,954	5
Accumulated other comprehensive loss - foreign currency translation	(140,253)	-	(140,253)			(140,253)
Accumulated deficit	(36,155,002)	(1,392,480)	(37,547,482)	1,392,480	1	(36,158,688)
				(3,686)	5
Total shareholders' equity	1,583,789	(74,810)	1,508,979	16,345,078		17,854,057
Total liabilities and shareholders' equity	$2,567,760	$8,772	$2,576,532	$17,181,810		$19,758,342

See accompanying notes to unaudited combined pro forma financial statements

  HELIOS AND MATHESON ANALYTICS INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2016

	Helios and
	Matheson Analytics Inc.	Zone Technologies, Inc.	Proforma Combined			Proforma Combined
	For the Six MonthsEnded	For the Six MonthsEnded	For the Six MonthsEnded			For the Six MonthsEnded
	June 30, 2016	June 30, 2016	June 30, 2016	Proforma AJEs		June 30, 2016
	(unaudited)	(unaudited)	(unaudited)	DR (CR)	#	(unaudited)

Revenue	$3,887,630	$-	$3,887,630			$3,887,630
Cost of revenues	2,792,378	-	2,792,378			2,792,378
Gross profit	1,095,252	-	1,095,252	-		1,095,252

OPERATING EXPENSES:
Selling, general and administrative expenses	1,332,358	278,758	1,611,116			1,611,116
Research and development	-	29,142	29,142			29,142
Depreciation and amortization	7,227	-	7,227			7,227
	1,339,585	307,900	1,647,485	-		1,647,485
Loss from operations	(244,333)	(307,900)	(552,233)	-		(552,233)

Other income(expense):
Accretion of debt discount			-	(552,430)	6	(552,430)
Interest expense			-	(32,400)	7	(36,086)
				(3,686)	5
Interest income	3,925	-	3,925			3,925
Total other (expense)income	3,925	-	3,925	(588,516)		(584,591)
Loss before income taxes	(240,408)	(307,900)	(548,308)	(588,516)		(1,136,824)
Provision for income taxes	34,247	-	34,247			34,247
Net Loss	(274,655)	(307,900)	(582,555)	(588,516)		(1,171,071)
Other comprehensive loss - foreign currency translation	(19,541)	-	(19,541)			(19,541)
	$(294,196)	(307,900)	(602,096)	(588,516)		(1,190,612)

Net loss per share basic and diluted	$(0.12)					$(0.29)

See accompanying notes to unaudited combined pro forma financial statements

2

HELIOS AND MATHESON ANALYTICS INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

	Helios and
	Matheson Analytics Inc.	Zone Technologies, Inc.	Proforma Combined			Proforma Combined
	For the Year Ended	For the Period Ended	For the Year Ended			For the Year Ended
	December 31, 2015	December 31, 2015	December 31, 2015	Proforma AJEs		December 31, 2015
	(unaudited)	(unaudited)	(unaudited)	DR (CR)	#	(unaudited)

Revenue	$9,736,541	$-	$9,736,541			9,736,541
Cost of revenues	6,989,991	-	6,989,991			6,989,991
Gross profit	2,746,550	-	2,746,550	-		2,746,550
		-	-			-

OPERATING EXPENSES:
Selling, general and administrative expenses	2,436,957	869,687	3,306,644			3,306,644
Allowance for prepaid expenses and other current assets - related party	344,041	-	344,041			344,041
Research and development	-	214,893	214,893			214,893
Depreciation and amortization	13,015	-	13,015			13,015
	2,794,013	1,084,580	3,878,593	-		3,878,593
Loss from operations	(47,463)	(1,084,580)	(1,132,043)	-		(1,132,043)

Other income(expense):
Allowance - Security Deposit - related party	(2,000,000)	-	(2,000,000)			(2,000,000)
Accretion of debt discount			-	(1,104,860)	8	(1,104,860)
Interest expense			-	(64,800)	9	(68,486)
				(3,686)	5
Interest income	8,591	-	8,591			8,591
Total other (expense)income	(1,991,409)	-	(1,991,409)	(1,173,346)		(3,164,755)
Loss before income taxes	(2,038,872)	(1,084,580)	(3,123,452)	(1,173,346)		(4,296,798)
Provision for income taxes	71,245		71,245			71,245
Net Loss	(2,110,117)	(1,084,580)	(3,194,697)	(1,173,346)		(4,368,043)
Other comprehensive loss - foreign currency translation	(21,447)		(21,447)			(21,447)
Net Loss attributable to non-controling interest	$(2,131,564)	(1,084,580)	(3,216,144)	(1,173,346)		(4,389,490)

Basic and diuted net loss per share	$(0.91)					$(1.88)

See accompanying notes to unaudited combined pro forma financial statements

3

HELIOS AND MATHESON ANALYTICS INC.

Notes to Unaudited Pro Forma Combined Financial Statements

1.	Basis of Presentation

The following unaudited pro forma combined financial statements of Helios and Matheson Analytics Inc. (the “Company”) and Zone Technologies, Inc., a Nevada corporation (“Zone”), are provided to assist you in your analysis of the financial aspects of the proposed combined entity on a non-generally accepted accounting principle basis.

The unaudited pro forma combined statements of operations for the year ended December 31, 2015 combined the historical statements of operations of the Company for the year ended December 31, 2015 with the calendar year end historical statements of operations of Zone and the six months unaudited pro forma combined statements of operations for the period ended June 30, 2016 combined the historical statements of operations of the Company for the six months ended June 30, 2016 with the six months then ended historical statements of operations of Zone.

The unaudited pro forma combined balance sheet combines the historical balance sheets of the Company and Zone as of June 30, 2016.

The pro forma is presented as if the below merger transaction between the Company and Zone was accounted for as an acquisition of Zone by the Company.

2.	Acquisition of Zone Technologies, Inc.

On July 7, 2016, the Company entered into an Agreement and Plan of Merger (as amended on August 25, 2016, the “Agreement”), whereby Zone Acquisition, Inc., a wholly owned subsidiary of the Company (“Sub”), will merge with and into Zone, with Zone surviving the merger as a wholly owned subsidiary of the Company. Zone is in the development and operation of the RedZone Map application available at no cost from the Apple iTunes™ store.

Upon the closing of the merger transaction contemplated under the Agreement, each single outstanding share of Zone will be converted into a 0.174 share of Company common stock, such that the total 10,000,000 issued and outstanding shares of Zone common stock will be converted into an aggregate of 1,740,000 shares of Company common stock.

As a result of the merger transaction contemplated by the Agreement, the Company will become the owner of 100% of the common stock of Zone and consequently will control of the business and operations of Zone.

3.	Financing

On September 7, 2016 (the “Closing Date”), pursuant to a Securities Purchase Agreement (“SPA”) entered into by and among the Company, an institutional investor (the “Investor”) and Palladium Capital Advisors LLC (“Palladium”, and collectively with the Investor, the “Buyers”), the Company sold and issued Senior Secured Convertible Notes to the Buyers in the aggregate principal amount of $4,381,075 (each, a “Note” and collectively, the “Notes”) for consideration consisting of (i) a cash payment by the Investor in the amount of $1,000,000 together with a secured promissory note payable by the Investor to the Company (the “Investor Note”) in the principal amount of $3,000,000, and (ii) acceptance by Palladium of a Note, in the same form as the Notes issued to the Investor, in the principal amount of $80,000 in lieu of payment by the Company of that amount of cash payable by the Company to Palladium as a placement agent commission (the “Palladium Note”).

The Notes bear interest at a rate of 6% per annum, subject to an increase to 12% during the first 30 days following the occurrence and continuance of an Event of Default (as defined in the Notes) and to 18% thereafter. Interest on the Notes will be payable in arrears commencing on December 1, 2016 and quarterly thereafter, beginning on January 1, 2017 and, so long as the Equity Conditions (as defined in the Notes) have been satisfied, may be paid in shares of common stock at the Company’s option. The Company may also elect to pay interest in whole or in part in cash. Interest on the Notes is computed on the basis of a 360-day year and twelve 30-day months.

The Company is required to pay Palladium 8% of the gross proceeds received by the Company from the sale of the Notes, which, in respect of the $1 million paid by the Investor on the Closing Date, was paid to Palladium in the form of the Palladium Note, as provided on the Schedule of Buyers to the SPA; plus a warrant to purchase 8% of the number of shares of Common Stock into which the Notes issued to the Investor are initially convertible at the Conversion Price thereunder, without regard to any increase in shares issuable under a “true up” or ratchet provision pursuant to which the number of shares issuable upon conversion of the Notes may be subsequently increased.

In addition the Company must increase the number of shares of authorized common stock from 30,000,000 shares to 100,000,000 shares.

4.	Pro-forma Adjustments

The pro-forma financial statements give effect to the following transactions as if they had occurred on January 1, 2015 for the statement of operations and June 30, 2016 for the balance sheet:

1.

The acquisition of Zone by merging Zone Acquisition, Inc., the Company’s wholly-owned subsidiary, into Zone, with Zone surviving the merger as a wholly-owned subsidiary of the Company, at which time all outstanding shares of Zone will be converted into 1,740,000 shares of Company common stock. The common shares were valued at the closing share price on September 12, 2016 ($9.30). The goodwill calculation is as follows:

Shares of Company common stock issued	1,740,000
Price on date of issuance	$9.30
Value of common stock issued	$16,182,000
Liabilities in excess of assets	74,810
Intangibles and goodwill	$16,256,810

2.	To record the issuance of the unrestricted principal amount of the Initial Note (as defined in the SPA) to the Investor due in fifteen months for $1,301,075.

3.	To record the payment of $75,000 in fees associated with the raising of the $1,000,000 as a debt discount.

4.	To record the derivative valuation of $836,732 associated with the conversion feature of the notes as a debt discount.

5.	To record the payment of the placement agent note of $80,000 and the fair market value of the issued warrants of $91,954 to the placement agent.

6.	To record the accretion of the total debt discount of $1,381,075 for the six months ended June 30, 2016 over the fifteen month life of the notes.

7.	To accrue interest on the convertible notes of $1,080,000 for the six months ended June 30, 2016 over the fifteen month life of the notes.

8.	To record the accretion of the total debt discount of $1,381,075 for the twelve months ended December 31, 2015 over the fifteen month life of the notes.

9.	To accrue interest on the convertible notes of $1,080,000 for the twelve months ended December 31, 2015 over the fifteen month life of the notes.

ANNEX E

SIMON FINANCIAL, INC.

10960 Wilshire Blvd, Suite 700 Los Angeles, CA 90024 (310) 207-1395 www.simon-financial.com

August 23, 2016

Board of Directors of

    Helios and Matheson Analytics, Inc.

Empire State Building

350 5th Avenue

New York, New York 10118

Dear Board of Directors:

We understand that Helios and Matheson Analytics, Inc. ("HMNY" ) has entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated July 7, 2016, by and among the HMNY, Zone Acquisition, Inc., a Nevada corporation and wholly-owned subsidiary of HMNY, and Zone Technologies, Inc., a privately held Nevada corporation (“Zone”), such that HMNY will issue 0.174 HMNY shares of common stock for each share of Zone common stock (the “Transaction”), for an aggregate issuance of approximately 1,740,000 HMNY common shares (“Transaction Consideration”). Furthermore, HMNY is concurrently pursuing an equity financing of between $5 million and $10 million (the “Financing”), upon which consummation of the Transaction is conditioned. HMNY and Zone currently anticipate that HMNY’s pre-Transaction shareholders will hold HMNY common stock representing approximately 31 percent of the issued and outstanding common stock HMNY common stock, on a fully diluted basis, after giving effect to the Transaction and Financing. We further understand that the Transaction will be subject to shareholder approval, and HMNY will be required to send proxy materials to its shareholders which will disclose this Opinion.

Our Opinion is predicated on certain assumptions and representations of HMNY regarding the proposed Financing, since the Financing has not been consummated and the ultimate terms of the Financing are unknown as of the date of this Opinion. HMNY has represented certain assumptions with respect to the net proceeds of the Financing, the terms of the Financing and the impact on the number of shares of HMNY outstanding on a fully diluted basis taking into account the Financing (together with the other assumptions described elsewhere in this Opinion, the “Assumptions”). This Opinion is based in part on, and is made and delivered in reliance on, the accuracy of these Assumptions, and is only valid based on the accuracy of these Assumptions

You have requested our opinion (the “Opinion”) as to the fairness, from a financial point of view, to HMNY and its shareholders of the Transaction Consideration to be paid by HMNY in the Transaction, pro-forma for the proposed Financing. We have not been requested to opine as to, and this Opinion does not address any other matter except as specifically set forth herein including, without limitation, HMNY’s underlying business decision to enter into and consummate the Transaction nor the fairness of the Financing. We have not been requested to, and have not, negotiated the Transaction or advised you with respect to alternatives to it.

Board of Directors

    Helios and Matheson Analytics, Inc.

August 23, 2016

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

●

Held discussions with certain members of the management team of HMNY to discuss both the Transaction, the proposed Financing and the financial condition, future prospects and projected operations and performance of HMNY on both a stand-alone and pro-forma basis;

●

Reviewed certain publicly available financial statements and other information of HMNY as filed with the Securities and Exchange Commission, including SEC Form 10K for the fiscal years ended December 31, 2012 through December 31, 2015, which was the last publicly filed 10K; SEC Form 10Q for the quarter ended June 30, 2016, the last publicly filed 10Q; and SEC Form 8K dated July 9, 2016;

●	Reviewed quarterly pro-forma income statements for 2016Q1 and 2016Q2 and quarterly balance sheet as of March 31, 2016 and June 30, 2016;

●	Reviewed HMNY’s quarterly financial projections, pro-forma for the Transaction and Financing, for 2016Q3 through 2018Q2 and related assumptions;

●	Reviewed the Detailed Monthly Zone Technology projections June 2017 through June 2018;

●	Reviewed Merger Agreement;

●	Reviewed the May 19, 2016 notice of intent to delist HMNY’s stock from the NASDAQ Stock Market due to failure to meet NASDAQ’s minimum stockholder equity requirements;

●	Reviewed the July 25, 2016 letter from NASDAQ granting HMNY’s request for continued listing on the NASDAQ Stock Market;

●	Reviewed the reported prices and trading activity of HMNY’s Common Stock;

●	Reviewed certain other publicly available financial data for certain companies that we deem comparable to HMNY; and

●	Conducted such other studies, analyses and inquiries as deemed appropriate.

Board of Directors

    Helios and Matheson Analytics, Inc.

August 23, 2016

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or which is publicly available, and do not assume any responsibility for the accuracy or completeness of such data, material and other information. In addition, we have been advised, and we have assumed, that the financial forecasts and projections reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management as to the future financial results and condition of HMNY and Zone, as applicable, on both a stand-alone and pro-forma basis after giving effect to both the Transaction and Financing. We have not been engaged to assess the reasonableness or achievability of such forecasts and projections or the assumptions on which they were based, and we express no opinion with respect to such forecasts, projections or assumptions. We have relied upon and assumed, without independent verification, that there has been no material change in the assets, liabilities, operations, financial condition, results of operations, business, future prospects, projected operations and performance of HMNY or Zone since the date of the most recent financial statements provided to us, and that there is no information or any facts that would make any of the information reviewed by us (including the forecasts, projections and assumptions described above) incomplete or misleading. We have not considered any aspect or implication of any transaction to which HMNY is a party (other than as specifically described herein with respect to the Transaction and the Financing).

We have relied upon and assumed, without independent verification, that the Transaction will be consummated in accordance with the terms of the Merger Agreement and that all governmental or other approvals or consents necessary for the consummation of the Transaction will be obtained without any adverse effect on HMNY, Zone, or Financing or on the expected benefits of the Transaction in any way material to our analysis. In addition, we have relied upon and assumed, without independent verification, that the final forms of the documents identified above will not differ in any material respect from the draft documents provided to us.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of HMNY, Zone, or any other party, nor were we provided with any such appraisal. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which HMNY or Zone is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which HMNY or Zone is or may be a party or is or may be subject and, at your direction and with your consent, this Opinion makes no assumption concerning, and therefore does not consider, the potential effects of any such litigation, regulatory action, claims or investigations or possible assertion of claims, or other contingent liabilities or any outcomes or damages arising out of any such matters.

This Opinion is subject to the assumptions and conditions set forth herein and is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring after the date hereof. We do not express any opinion as to the price or range of prices at which shares of the common stock may trade in the public market or otherwise.

Board of Directors

    Helios and Matheson Analytics, Inc.

August 23, 2016

This Opinion is furnished for the use and benefit of the Board of Directors of HMNY in connection with its consideration of the Transaction and is not intended to, and does not, confer any rights or remedies upon any other person or entity, is not intended to be used, and may not be used, for any other purpose, and may not be reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent. Notwithstanding the preceding sentence, this Opinion may be included in its entirety in any proxy statement or other similar communication required to be filed by HMNY or Zone with the Securities and Exchange Commission and delivered to HMNY or Zone's security holders in connection with the Transaction. This Opinion should not be construed as creating any fiduciary duty on Simon Financial, Inc.'s part to any party. This Opinion is not intended to be, and does not constitute, a recommendation to the Board of Directors of HMNY or Zone, any security holder of HMNY or Zone or any other person as to how to act or vote with respect to the Transaction.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that Transaction Consideration being paid by HMNY in the Transaction is fair to HMNY and its shareholders, from a financial point of view.

Respectfully Submitted,

/s/ Simon Financial, Inc.

SIMON FINANICAL, INC.

ANNEX F

Certificate of Amendment

of

Certificate of Incorporation

of

Helios and Matheson Analytics Inc.

Under Section 242 of the Delaware General Corporation Law

Helios and Matheson Analytics Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”), hereby certifies as follows:

The Certificate of Incorporation of the Corporation is hereby amended as follows:

Paragraph one (1) of Article Fourth is hereby amended as follows:

The total number of shares of stock which the corporation shall have authority to issue is one hundred two million (102,000,000), of which two million (2,000,000) shares with a par value of one cent ($0.01) per share shall be designated as “Preferred Stock” and one hundred million (100,000,000) shares with a par value of one cent ($0.01) per share shall be designated as “Common Stock.”

The forgoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the vote of a majority of each class of outstanding stock of the corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this certificate this 7th day of September 2016.

Parthasarathy Krishnan, Chief Executive Officer